[LOGO] Fleet                                    STIPULATED LOSS VALUE SCHEDULE
Capital Leasing

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Stipulated Loss Value Schedule (this "Schedule") is attached to and made a part of that certain Lease Schedule No. 32089-00001, dated as of June 19, 1996 (the "Lease Schedule"), by and between the undersigned parties.

         The following Stipulated Loss Values shall be used to calculate damages or loss as provided in the Master Lease. The Stipulated Loss Value with respect to any item of Equipment on any Rental Payment Date during the Lease Term shall be an amount equal to the sum of: (a) all Rental Payments and other amounts then due and owing to Lessor under the Lease, together with all accrued interest and late charges thereon, calculated through and including the date of payment; plus
(b) the product of the Acquisition Cost of the such Equipment multiplied by the percentage set forth below as of such Rental Payment Date.

  Rental Payment Date for      Percentage of           Rental Payment Date for      Percentage of
   Rental Payment Number      Acquisition Cost          Rental Payment Number      Acquisition Cost

              SEE EXHIBIT C ATTACHED HERETO AND MADE A PART HEREOF





         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed.


Dated as of: June 19, 1996

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

                                   EXHIBIT C
                                       TO
                         STIPULATED LOSS VALUE SCHEDULE
                         TO LEASE SCHEDULE NO. 32089-01

RENTAL PAYMENT      PERCENTAGE OF       RENTAL PAYMENT           PERCENTAGE OF
DATE FOR RENTAL     ACQUISITION COST    DATE FOR RENTAL         ACQUISITION COST
PAYMENT NUMBER                          PAYMENT NUMBER

                                               37                70.90880090
       1            103.35121715               38                69.75511355
       2            102.77715752               39                68.59002020
       3            102.19526265               40                67.41874422
       4            101.59552206               41                66.23597391
       5            100.98781724               42                65.04165152
       6            100.37210821               43                63.84099969
       7             99.73838360               44                62.62870597
       8             99.09652408               45                61.40471189
       9             98.44648879               46                60.16895869
      10             97.78823666               47                58.92972240
      11             97.11575495               48                57.67865042
      12             96.43494366
                                               49                56.42401842
      13             95.54711438               50                55.15747340
      14             94.34921445               51                53.87895553
      15             93.74119331               52                52.59673978
      16             92.81702863               53                51.30247247
      17             91.88261080               54                49.99609306
      18             90.93788832               55                48.68587582
      19             89.97683797               56                47.36346638
      20             89.00534921               57                46.02880349
      21             88.02336959               58                44.68182560
      22             87.03084644               59                43.33120369
      23             86.02873119               60                41.96818663
      24             85.01597126
                                               61                40.60144498
      25             83.99351758               62                39.22222721
      26             82.96031708               63                37.83047065
      27             81.91631576               64                36.43484516
      28             80.86246378               65                35.02659847
      29             79.79770726               66                33.60566720
      30             78.72199142               67                32.18072044
      31             77.63626563               68                30.74300521
      32             76.53947521               69                29.29245738
      33             75.43156457               70                27.82901249
      34             74.31247787               71                26.37095856
      35             73.18743961               72                24.89996987
      36             72.05113926
                                               72                25.00000000

[LOGO] Fleet                                               PURCHASE OPTION RIDER
Capital Leasing

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Purchase Option Rider (this "Rider") is attached to and made a part of that certain Lease Schedule No. 32089-00001, dated as of June 19, 1996 (the "Lease Schedule"), by and between the undersigned parties.

         If no Event of Default (or event or condition which, with the passage of time or giving of notice, or both, would become such an Event of Default) shall have occurred and be continuing, and the Lease shall not have been earlier terminated, Lessee shall have the option to purchase (the "Purchase Option") all, but not less than all, of the Equipment at the expiration of the Lease Term for an amount, payable in immediately available funds on the last day of the Lease Term, equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus (c) an amount equal to 25.00000% of the Acquisition Cost of the Equipment, which Lessor and Lessee acknowledge represents a reasonable current estimate of the fair market value of the Equipment at the end of the Lease Term.

         Provided that Lessor shall have received all amounts payable hereunder on the last day of the Lease Term, and that no Event of Default then exists and is continuing under the Lease, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on the last day of the Lease Term, on an "AS-IS," "WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor. If Lessee intends to exercise the Purchase Option, Lessee shall give irrevocable written notice to Lessor (the "Option Notice") not more than 240 days, nor less than 180 days, prior to the expiration of the Lease Term. If Lessee fails to give such written notice to Lessor, it shall be conclusively presumed that Lessee has elected not to exercise the Purchase Option.

         If, for any reason, Lessee does not exercise the Purchase Option, Lessee shall, on the last day of the Lease Term, return all of the Equipment to Lessor pursuant to and in the condition required by the terms of the Lease and pay to Lessor a return fee equal to 5.0 % of the Acquisition Cost of the Equipment.

         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

 Dated as of: June 19, 1996

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

[LOGO] Fleet                                               WARRANTY BILL OF SALE
Capital Leasing
50 Kennedy Plaza
Providence, Rhode Island 02903

         FLEX PRODUCTS, INC., ("Seller") of 1402 MARINER WAY SANTA ROSA, CA 95407, in consideration of the sum of $7,879,000.00 Dollars, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, transfer and assign to Fleet Capital Corporation ("FCC") a Rhode Island corporation having its principal office at 50 Kennedy Plaza, Providence, Rhode Island 02903, the equipment set forth in Schedule A hereto (the "Equipment").

         Seller hereby covenants with and warrants to FCC that Seller is the lawful owner of the Equipment and has the right to sell the Equipment, and that the Equipment is free and clear of all rights, claims, liens, charges, security interests or encumbrances of any other person. Seller will forever indemnify, defend and warrant all of the rights of FCC in and to the Equipment transferred hereunder against the claims and demands of all other persons.

IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale this 11th day of July, 1996.

                                   FLEX PRODUCTS, INC.

                                   By: /s/ Michael B. Sullivan
                                      --------------------------------
                                   Name:   Michael B. Sullivan
                                        ------------------------------
                                   Title:  President
                                         -----------------------------


State of California
         --------------------------
County of Sonoma
         --------------------------


Subscribed and sworn before me this 11th day of July, 1996.

                                /s/ Aggie S. Navarro

                                  Notary Public
                     My Commission expires:________________

                                        ==============================
                                                AGIE S. NAVARRO
                                        [SEAL]  COMM. #1009257
                                           Notary Public--California
                                                 SONOMA COUNTY
                                         My Comm. Expires NOV 11, 1997
                                        ==============================

FLEET CREDIT CORPORATION
                                                CONSENT AND WAIVER
                                   (OWNER, LANDLORD OR MORTGAGEE OF REAL ESTATE)

50 Kennedy Plaza
Providence, Rhode Island 02903

         The undersigned, Aid Association for Lutherans, 4321 North Ballard Road Appleton, Wisconsin 54919 is the owner, landlord or mortgagee of the premises located at 1402 Mariner Way, Santa Rosa California 95407 (the "Premises") which are occupied by Flex Products, Inc.

         The undersigned acknowledges that Customer has leased or financed, or that Customer expects to lease or finance from Fleet Credit Corporation ("FCC"), the Equipment set forth on Schedule A hereto, including any accessories, additions, substitutions or replacements therefor, which may from time to time be located at the Premises. To induce FCC to enter into a lease or financing agreement with Customer, the undersigned agrees with FCC as follows:

         The  undersigned  waives  any  right,  title or  interest  in or to the
         Equipment that it may now or hereafter have. The undersigned irrevocably agrees and consents that it will refrain from taking any action to bar, restrain or otherwise prevent FCC, its agents, successors or assigns, from entering the Premises for the purpose of inspecting, removing or taking possession of the Equipment, and will grant FCC, its agents, successors or assigns the right of entry to the Premises to remove the Equipment at any reasonable time or times. FCC shall be responsible for any damage to the Premises that FCC causes in connection with its entry thereon and the removal of the Equipment therefrom. The Equipment is and shall remain personal property, notwithstanding the manner in which it may be installed or affixed to the Premises.

         This Consent and Waiver shall inure to the benefit of the successors and assigns of FCC and shall be binding upon the heirs, representatives, successors and assigns of the undersigned. The undersigned will, upon the request and at the expense of FCC, execute and deliver to FCC such further and additional documents as FCC may reasonably deem necessary or desirable to effect waivers and consents contemplated hereby. This Agreement shall be governed by and construed in accordance with the laws of the state in which the premises are located, without reference to principles of conflict of laws.

         IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Waiver this ___ day of April, 1996.

                                   AID ASSOCIATION F0R LUTHERANS

/s/ Bonnie L. Hietpas              By: /s/ Wayne C. Streck
------------------------               -----------------------------------------
    (Witness)                              Wayne C. Streck
                                   Title: Vice President-Mortgages & Real Estate
                                         ---------------------------------------
/s/ Janice A. Schuette             By: /s/ Kenneth E. Podell
------------------------               -----------------------------------------
    (Witness)                              Kenneth E. Podell
                                           Assistant Secretary

                      ACKNOWLEDGEMENT TO BE MADE BY OWNER,
                      LANDLORD OR MORTGAGEE OF REAL ESTATE

                    (Hereinafter referred to as "Undersigned")

                                  [INDIVIDUAL)
STATE OF ________________________
                               SS.
COUNTY OF _______________________

         I, _______________________ a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this day ______ of ____________________, 19__ personally appeared before me __________________________, Undersigned, in the foregoing Consent and Waiver, to me personally well known and known to the person who signed said Consent and Waiver, who, being by me duly sworn and being informed of the contents of said Consent and Waiver stated and acknowledged on oath that he signed, executed, sealed and delivered same as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires ______________________   _________________________________
                                                  (Notary Public)
                                                      (Seal)
                                 (PARTNERSHIP)

STATE OF ________________________
                               SS.
COUNTY OF _______________________

         I, _______________________ a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this day ___________ of ____________________, 19__ personally appeared before me
___________________________ and  _________________________________  who executed the foregoing Consent and Waiver, to me personally well known and known to the person who signed said Consent and Waiver, and known to be and who, being by me duly sworn and being informed of the contents of said Consent and Waiver stated and acknowledged on oath that they were Partners of ____________________________ _______________________________________________________________________________,
the Partnership named in and which executed the said Consent and Waiver, and that they signed, executed, sealed and delivered same individually and in behalf of the said Partnership, with authority as their and its free and voluntary act and deed for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires ______________________   _________________________________
                                                  (Notary Public)
                                                      (Seal)
                                 (CORPORATION)
STATE OF       WISCONSIN
          -----------------
                        SS.
COUNTY OF      OUTAGAMIE
          -----------------

         I, David Crist, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this 18th day of April, 1996 personally appeared before me Wayne C. Streck and Kenneth E. Podell (Name of Signer for Undersigned), to me personally well known and known to me to be the person who signed the foregoing Consent and Waiver, and known to me to be and who, being by me duly sworn and being informed of the contents of said Consent and Waiver stated and acknowledged on oath that they are Vice President-Mortgages and Real Estate & Assistant Secretary of Aid Association for Lutherans the Corporation named in and which executed the said Consent and Waiver, and that he knows the corporate seal of said Corporation, and that the seal affixed to said Consent and Waiver is the corporate seal of said Corporation, that he was duly authorized to execute said Consent and Waiver, for, in the name of and on behalf of said Corporation, and that same was signed, sealed, executed and delivered by him in the name of and on behalf of said Corporation by authority of its Board of Directors and that the execution of said Consent and waiver was his free and voluntary act and deed in his said capacity and acknowledged to me that said Corporation executed the same as its voluntary act and deed and was by him voluntarily executed, on behalf of said Corporation for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires is permanent.                  /s/ David Crist
                      -----------------           --------------------
                                                      (Notary Public)
                                                          (Seal)

FLEET CREDIT CORPORATION                                    PAGE 3 OF 3
                                                            Schedule A Equipment

--------------------------------------------------------------------------------
Manufacturer, Description
--------------------------------------------------------------------------------

WPH overhead wire rope crane,  model 1 1/2 ton, serial  W6022015,  approximately
   X-Y, travel is 55' X 35' X 40'.
Kinney vacuum rotary pump, model  KT-505-LP,  serial 3011-2 with a dresser roots booster blower, 15 HP., model HV3000, serial H00224, 480 volts.
Kinney vacuum rotary pump,  model  KT-505-LP,  serial 3011-1 with a dresser root booster blower, 15 HP., model HV3000, serial H00219.
Dresser roots, 30 HP. booster pump.
(4) Emergency isolation switches.
(3) 5.5 Bar pneumatic actuator valves.
Solenoids.
Alfa  laval  heat  exchanger,   Mfg.  1995,  serial  30102-86367.
(4)  Weksler temperature gauges, 0-150F deg.
Raven round Polypro storage tank,  approximately
  6' X 4' diameter,  serial  G333465.
Approximately  60 feet of 4" 304  stainless steel seamless
  piping with connectors.
(2) ITT Bell & Gossett pumps, series 1510, 20 HP., 200 GPM, model 21/2AB7000BF, serials 1955295 and 1955296.
(2) FSI filter columns, stainless steel, Mfg. 1995, 10 micron filters, serial 38121, 150 PSI.
Air storage tank 4'X 2' diameter with a 0-160 PSI gauge.
Miscellaneous spare parts.

     And a11 standard and accessory Equipment.



--------------------------------------------------------------------------------

FLEET CREDIT CORPORATION                                   PAGE 2 OF 3
                                                           Schedule A Equipment

--------------------------------------------------------------------------------
Manufacturer, Description
--------------------------------------------------------------------------------

(2) Bell & Gosett pumps, models 114RC925, series 1510, serials 1955297 and 1955296.
Raven polypro tank, approximately 5' X 2', diameter.
(2) Bell & Gosett pumps, model 4BC9375, serial 1957959 and 1957960, 625 GPM. Alfa laval heat exchanger, type M6-FG, serial 3010286368 with (4) 0-150 degree gauges.
Alfa 1ave1 heat  exchanger,  type M10-BFG,  serial  30102-86369  with (4) 0-150 degree gauges.
FSI water  filter,  model  FSP-4ON-4-304SS,  Mfg. 1995. 10 micron with 0-160 PSI gauge.
Dual water cooling condensing system, low pressure,  high pressure with  (2) KSB pumps,  model ETACHROMB,  valves,  solenoids.
(2) Edwards two stage  vacuum   pumps, model 275.
Air storage  tank 4' X 2'  diameter  with  0-160 PSI  gauge.
Water filter systems with (2) KSB ETACHROM-B-40160562,  pumps, 2200 gallon round stainless steel tank, model BT33541.
Approximately 60' X 4" stainless steel piping with fittings.
Approximately 100' of 2" stainless steel piping with fittings.

BETA FIVE:

General Vacuum Equipment Corp. electron beam metalyzing system, Mfg. 1995, 78" width capacity, 1200 feet per minute, 480 volt, 3 phase, 218 amps., model 95-005, overall size 9' X 10', serial W9827-95.

SERIAL NUMBER _________________-

CONSISTING OF BUT NOT LIMITED TO:

         (8) Electron beam guns.
         (8) Airco Temescal Simba 2 electron beam power supplies, serials 330, 337, 340, 338, 339, 336, 333 and 335.
         (8) Programmable sweep generators.
         (8) High voltage controllers.
         (8) Electron beam gun controllers.
         (2) Polycolds, model PFC1100HC.
         (6) Varian 20" diffusion pumps, model  016513/HS-20.
         (8) Airco electron  beam gun interfaces.
         (4) Trige-Scott drive motors, model S90L01199100203050300011 serials 104529421295, 104529211295, 104529311295 and 104529411295.
--------------------------------------------------------------------------------

  FLEET CREDIT CORPORATION                                 PAGE 1 OF 3
                                                           Schedule A Equipment

Attached to and made part of the following documents: Consent and Waiver (Owner, Landlord or Mortgagee of Real Estate) with Flex Products, Inc. 32089-01 and 32089-02.

--------------------------------------------------------------------------------
Manufacturer, Description
--------------------------------------------------------------------------------

The Equipment is Currently Located at:

                          1402 Mariner Way
                          Santa Rosa, California 95407

BETA THREE:

Weinert Vacuum GMBH. sputtering roll coating machine, Mfg. 1995, 7' X 10' chamber size, 480 volt, 3 phase, all stainless steel construction.

SERIAL NUMBER _______________


CONSISTING OF BUT NOT LIMITED TO:

(6) 20" diffusion pumps.
(4) 16" diffusion pumps.
3 Chamber system.
Liebert UPS battery back-up system, model AP331, serial P21174SF.
(3) Polycold cooling systems, model PFC-1100ST.
(3) Cathodes.
(2) Aluminum sputtering cathodes.
(6) Transformers, 72 kilowatt.
Edwards two stage vacuum pump, model 275.
(3) Edwards two stage vacuum pumps, model 80.
(6) ENI D.C Plasma generators model DCG-100.
Allen Bradley controls.
(2) Mapping monitors.
(2) Control monitors.
PLC'S.
Circulation pumps.
Hydraulic pumps.
Other various monitors.
Miscellaneous spare parts.
--------------------------------------------------------------------------------

FLEET CREDIT CORPORATION           AID ASSOCIATION FOR LUTHERANS

By: /s/ John J. Gould              By: /s/ Wayne C. Streck
------------------------               -----------------------------------------
Name:   John J. Gould              Name: Wayne C. Streck
------------------------               -----------------------------------------
Title: Vice President              Title: Vice President-Mortgages & Real Estate
                                         ---------------------------------------
                                   By: /s/ Kenneth E. Podell
                                       -----------------------------------------
                                           Kenneth E. Podell

FLEET CREDIT CORPORATION
                                               CONSENT AND WAIVER
                                   (OWNER, LANDLORD OR MORTGAGEE OF REAL ESTATE)

50 Kennedy Plaza
Providence, Rhode Island 02903

         The undersigned, Aid Association for Lutherans , 4321 North Ballard Road Appleton, Wisconsin 54919 is the owner, landlord or mortgagee of the premises located at 1402 Mariner Way , Santa Rosa California 95407 (the "Premises") which are occupied by Flex Products, Inc.

         The undersigned acknowledges that Customer has leased or financed, or that Customer expects to lease or finance from Fleet Credit Corporation ("FCC"), the Equipment set forth on Schedule A hereto, including any accessories, additions, substitutions or replacements therefor, which may from time to time be located at the Premises. To induce FCC to enter into a lease or financing agreement with Customer, the undersigned agrees with FCC as follows:

         The  undersigned  waives  any  right,  title or  interest  in or to the
         Equipment that it may now or hereafter have. The undersigned irrevocably agrees and consents that it will refrain from taking any action to bar, restrain or otherwise prevent FCC, its agents, successors or assigns, from entering the Premises for the purpose of inspecting, removing or taking possession of the Equipment, and will grant FCC, its agents, successors or assigns the right of entry to the Premises to remove the Equipment at any reasonable time or times. FCC shall be responsible for any damage to the Premises that FCC causes in connection with its entry thereon and the removal of the Equipment therefrom. The Equipment is and shall remain personal property, notwithstanding the manner in which it may be installed or affixed to the Premises.

         This Consent and Waiver shall inure to the benefit of the successors and assigns of FCC and shall be binding upon the heirs, representatives, successors and assigns of the undersigned. The undersigned will, upon the request and at the expense of FCC, execute and deliver to FCC such further and additional documents as FCC may reasonably deem necessary or desirable to effect waivers and consents contemplated hereby. This Agreement shall be governed by and construed in accordance with the laws of the state in which the premises are located, without reference to principles of conflict of laws.

         IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Waiver this 18th day of April, 1996 .

                                   AID ASSOCIATION F0R LUTHERANS
/s/ Bonnie L. Hietpas              By: /s/ Wayne C. Streck
--------------------------             -----------------------------------------
    (Witness)                          Wayne C. Streck
                                   Title: Vice President-Mortgages & Real Estate
                                         ---------------------------------------
/s/ Janice A. Schuette             By: /s/ Kenneth E. Podell
--------------------------             -----------------------------------------
    (Witness)                          Kenneth E. Podell
                                       Assistant Secretary

                      ACKNOWLEDGEMENT TO BE MADE BY OWNER,
                      LANDLORD OR MORTGAGEE OF REAL ESTATE

                   (Hereinafter referred to as "Undersigned")

                                  [INDIVIDUAL)
STATE OF ________________________
                               SS.
COUNTY OF _______________________

         I, _______________________ a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this ___________ day of ____________________, 19__ personally appeared before me
___________________________, Undersigned in the foregoing Consent and Waiver, to me personally well known and known to the person who signed said Consent and Waiver, who, being by me duly sworn and being informed of the contents of said Consent and Waiver stated and acknowledged on oath that he signed, executed, sealed and delivered same as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires ______________________   _________________________________
                                                  (Notary Public)
                                                      (Seal)
                                 (PARTNERSHIP)

STATE OF ________________________
                               SS.
COUNTY OF _______________________

         I, _______________________ a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this ___________ day of ____________________, 19__ personally appeared before me
___________________________ and  _________________________________  who executed the foregoing Consent and Waiver, to me personally well known and known to the person who signed said Consent and Waiver, and known to be and who, being by me duly sworn and being informed of the contents of said Consent and Waiver, stated and acknowledged on oath that they were Partners of ____________________________ _______________________________________________________________________________,
the Partnership named in and which executed the said Consent and Waiver, and that they signed, executed, sealed and delivered same individually and in behalf of the said Partnership, with authority as their and its free and voluntary act and deed for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires ______________________   _________________________________
                                                  (Notary Public)
                                                      (Seal)
                                 (CORPORATION)
STATE OF       WISCONSIN
          -----------------
                        SS.
COUNTY OF      OUTAGAMIE
          -----------------

         I, David Crist, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this 18th day of April, 1996 personally appeared before me Wayne C. Streck and Kenneth E. Podell (Name of Signer for Undersigned), to me personally well known and known to me to be the person who signed the foregoing Consent and Waiver, and known to me to be and who, being by me duly sworn and being informed of the contents of said Consent and Waiver stated and acknowledged on oath that they are Vice President-Mortgages and Real Estate & Assistant Secretary of Aid Association for Lutherans the Corporation named in and which executed the said Consent and Waiver, and that he knows the corporate seal of said Corporation, and that the seal affixed to said Consent and Waiver is the corporate seal of said Corporation, that he was duly authorized to execute said Consent and Waiver, for, in the name of and on behalf of said Corporation, and that same was signed, sealed, executed and delivered by him in the name of and on behalf of said Corporation by authority of its Board of Directors and that the execution of said Consent and waiver was his free and voluntary act and deed in his said capacity and acknowledged to me that said Corporation executed the same as its voluntary act and deed and was by him voluntarily executed, on behalf of said Corporation for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires is permanent.                  /s/ David Crist
                      -----------------           --------------------
                                                      (Notary Public)
                                                          (Seal)

FLEET CREDIT CORPORATION                                    PAGE 3 OF 3
                                                            Schedule A Equipment

--------------------------------------------------------------------------------
Manufacturer, Description
--------------------------------------------------------------------------------

WPH overhead wire rope crane,  model 1 1/2 ton, serial  W6022015,  approximately
   X-Y, travel is 55' X 35' X 40' .
Kinney vacuum  rotary  pump,  model  KT-505-LP,  serial 3011-2 with a dresser roots booster blower, 15 HP., model HV3000, serial H00224, 480 volts.
Kinney vacuum rotary pump. model KT-505-LP,  serial 3011-1 with a dresser root booster blower, 15 HP., model HV3000, serial H00219.
Dresser roots, 30 HP. booster pump.
(4) Emergency isolation switches.
(3) 5.5 Bar pneumatic actuator valves.
Solenoids.
Alfa laval heat exchanger, Mfg. 1995, serial 30102-86367.
{4) Weksler temperature gauges, 0-150F deg.
Raven round Polypro storage tank, approximately
   6' X 4' diameter, serial G333465.
Approximately 60 feet of 4" 304 stainless steel seamless piping with connectors.
(2)ITT Bell & Gossett pumps, series 1510, 20 HP., 200 GPM, model 21/2AB7000BF, serials 1955295 and 1955296.
(2)FSI filter columns, stainless steel, Mfg. 1995, 10 micron filters, serial 38121, 150 PSI.
Air storage  tank 4' X 2' diameter  with a 0-160 PSi gauge.
Miscellaneous spare parts.

And all standard and accessory Equipment.

FLEET CREDIT CORPORATION                                    PAGE 2 OF 3
                                                            Schedule A Equipment

--------------------------------------------------------------------------------
Manufacturer, Description
--------------------------------------------------------------------------------

(2) Bell & Gosett pumps, models 114RC925, series 1510, serials 1955297 and 1955296.
Raven polypro tank,  approximately 5' X 2' diameter.
(2) Bell & Gosett pumps, model 4BC9375, serial 1957959 and 1957960, 625 GPM. Alfa laval heat exchanger, type M6-FG, serial 3010286368 with (4) 0-150 deg.
   gauges.
Alfa laval heat exchanger, type M10-BFG, serial 3.0102-86369 with (4) 0-150 deg.
   gauges.
FSI water  filter, model  FSP-4ON-4-304SS,  Mfg.  1995, 10 micron with 0-160 PSI gauge.
Dual water cooling condensing  system, low pressure,  high pressure with (2) KSB pumps,  model  ETACHROMB,  valves,  solenoids.
(2) Edwards two stage  vacuum pumps, model 275.
Air storage tank 4' X 2' diameter with 0-160 PSI gauge.
Water filter system with (2) KSB  ETACHROM-B-40160562,  pumps, 2200 gallon round stainless steel tank, model BT33541.
Approximately  60' X 4" stainless steel piping with fittings.
Approximately  100' of 2" stainless  steel piping with fittings.

BETA FIVE:

General Vacuum Equipment Corp. electron beam metalyzing system, Mfg. 1995, 78" width capacity 1200 feet per minute, 480 volt, 3 phase, 218 amps., model 95-005, overall size 9' X 10' , serial W9827-95.

SERIAL NUMBER:

CONSISTING OF BUT NOT LIMITED TO:

(8) Electron beam guns.
(8) Airco Temescal Simba 2 electron beam power supplies, serials 330, 337, 340, 338, 339, 336, 333 and 335.
(8) High voltage controllers.
(8) Electron beam gun controllers.
(2) Polycolds, model PFC1100HC.
(6) Varian 20" diffusion pumps, model 016513/HS-20.
(8) Airco electron beam gun interfaces.
(4) Trigo-Scott drive motors, model 590L01199100203050300011 serials 104529421295, 104529211295, 104529311295 and 104529411295.

  FLEET CREDIT CORPORATION                                  PAGE 1 OF 3
                                                            Schedule A Equipment

Attached to and made part of the following documents Consent and Waiver (Owner, Landlord or Mortgagee of Real Estate) with Flex Products, Inc. 32089-01 and 32089-02.

--------------------------------------------------------------------------------
Manufacturer, Description
--------------------------------------------------------------------------------

           The Equipment is Currently Located at:

                                1402 Mariner Way
                          Santa Rosa, California 95407

BETA THREE:

Weinert Vacuum GMBH. sputtering roll coating machine, Mfg. 1995, 7' X 10' chamber size, 480 volt, 3 phase, all stainless steel construction.

SERIAL NUMBER _________________________________


CONSISTING OF BUT NOT LIMITED TO:

(6) 20" diffusion pumps.
(4) 16" diffusion pumps.
3 Chamber system.
Liebert UPS battery back-up system, model AP331, serial P21174SF.
(3) Polycold cooling systems, model PFC-1100ST.
(3) Cathodes.
(2) Aluminum sputtering cathodes.
(6) Transformers, 72 kilowatt, Edwards two stage vacuum pump, model 275.
(3) Edwards two stage vacuum pumps, model 80.
(6) ENI D.C Plasma generators model DCG-100.
Allen Bradley controls.
(2) Mapping monitors.
(2) Control monitors.
PLC'S.
Circulation pumps.
Hydraulic pumps.
Other various monitors.
Miscellaneous spare parts.


FLEET CREDIT CORPORATION           AID ASSOCIATION FOR LUTHERANS

By: /s/ John J. Gould              By: /s/ Wayne C. Streck
    --------------------               -----------------------------------------
Name:   John J. Gould              Name: Wayne C. Streck
    --------------------               -----------------------------------------
Title: Vice President              Title Vice President-Mortgages & Real Estate
    --------------------               -----------------------------------------
                                   By: /s/ Kenneth E. Podell
                                       -----------------------------------------
                                           Kenneth E. Podell

 [LOGO] Fleet                               LEASE SCHEDULE NO. 32089-00002
Capital Leasing                                (True Lease Schedule)

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

                                Lessee: FLEX PRODUCTS, INC.
                                Address: 1402 MARINER WAY

                                         SANTA ROSA, CA 95407

         1. This Lease Schedule No. 32089 - 00002 dated as of June 19, 1996 is entered into pursuant to and incorporates by this reference, all of the terms and provisions of that certain Master Equipment Lease Agreement No. 32089 dated as of JUNE 19, 1996 (the "Master Lease"), for the lease of the Equipment described in Schedule A attached hereto. This Lease Schedule shall constitute a separate, distinct and independent lease of the Equipment and the contractual obligation of Lessee. References to the "the Lease" or "this Lease" shall mean and refer to this Lease Schedule, together with the Master Lease and all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with this Lease Schedule, all as the same may be amended or modified from time to time. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Master Lease. By its execution and delivery of this Lease Schedule, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Master Lease, as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof.

         2.  ACQUISITION  COST.  The  Acquisition  Cost  of  the  Equipment  is:
$4,500,000.00.

         3. (a) LEASE TERM. The Lease Term shall commence on the date hereof and shall continue for a period of 72 months after the Lease Term Commencement Date set forth in the Acceptance Certificate to this Lease Schedule, plus any renewal or extended term applicable in accordance with the terms of the Lease.

            (b) RENTAL PAYMENTS. In addition to interim rent payable pursuant to Section 2 of the Master Lease, Lessee shall pay Lessor 72 consecutive Rental Payments in the amounts set forth in the schedule below, plus any applicable sales/use taxes, commencing on the Rental Payment Commencement Date set forth in the Acceptance Certificate and MONTHLY thereafter for the remaining Lease Term. Each Rental Payment shall be payable on the same day of the month as the Rental Payment Date in each succeeding rental period during the remaining Lease Term (each, a "Rental Payment Date"):

                                                  Amount of Each
              Number of Rental Payments           Rental Payment
              -------------------------           --------------
                        12                          65,109.74
                        60                          73,780.11

             (c) ADVANCE RENTAL PAYMENT. Lessee agrees to pay Lessor the first 01 and last O Rental Payments, due and payable on the Acceptance Date.

[LOGO] Fleet
Capital Leasing

                                                             PAY PROCEEDS LETTER

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

    We hereby authorize you to pay the following Payee(s) from the proceeds of your financial accommodations to us in respect of that certain True Lease Schedule No. 32089-00002 dated as of June 19, 1996, and make disbursements directly to said Payee(s) as follows:

                                                       Amount of
        PAYEE                                          Payment

Flex Products, Inc. *                                       $4,421,390.26
----------------------------------------------------   -------------------------
Fleet Capital Corporation (short fund to pay                    78,609.74
----------------------------------------------------   -------------------------
Customer Invoice now due)
----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

                 TOTAL:                                     $4,500,000.00
                                                            --------------------


Dated as of: June 19 , 1996
            ------------------------

* BANK: Bank of America, NTSA                     FLEX PRODUCTS, INC.
        10 Santa Rosa Ave.
        Santa Rosa, CA                            By: /s/ Michael B. Sullivan
                                                     ---------------------------
  ABA #:  12100358                                Name:   Michael B. Sullivan
                                                       -------------------------
For Account of: FLEX PRODUCTS INC.                Title:  President
                                                       -------------------------
Account #:  14984-00242

                           FLEET CAPITAL CORPORATION
                                50 Kennedy Plaza
                           Providence, RI 02903-2305
                                 1-800-238-3737

FLEX PRODUCTS, INC.
1402 MARINER WAY
SANTA ROSA CA 95407-0000

                                                       July 10, 1996

--------------------------------------------------------------------------------
          DESCRIPTION                                   AMOUNT
--------------------------------------------------------------------------------


          ADVANCE PAYMENT                            $65,109.74 +
          ORIGINATION FEE                            $30,000.00 +
          TRANSACTION EXPENSES                       $ 8,500.00 +
          SH FUND                                    $78,609.74 -
          SUB DEP                                    $25,000.00 -



                                 Total Due           $103,609.74
                                 Total Received      $103,609.74

                                 Balance                   $0.00

--------------------------------------------------------------------------------

RETURN YOUR REMITTANCE TO THE ATTENTION OF: SANDRA BUONAIUTO

TO INSURE PROPER CREDIT TO YOUR ACCOUNT, PLEASE RETURN REMITTANCE COPY.

                      A Subsidiary of Fleet National Bank

32089 00 001 00002

                                                          ACCEPTANCE CERTIFICATE
[LOGO] Fleet
Capital Leasing
50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Acceptance Certificate (this "Acceptance Certificate") is attached to and made a part of that certain Lease Schedule No. 32089 - 00002, dated as of June 19, 1996 (the "Lease Schedule"), by and between the undersigned parties. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. To the extent the terms set forth in this Acceptance Certificate differ or conflict with any of the terms set forth in the Lease, the terms set forth in this Acceptance Certificate shall control.

         1. Lessee acknowledges and agrees that each item of Equipment set forth on Schedule A hereto (collectively, the "Equipment") is hereby unconditionally accepted by Lessee for all purposes under the Lease at the locations specified in Schedule A-1 hereto, and hereby agrees to faithfully perform all of its obligations under the Lease as of the date hereof (the "Acceptance Date"). Lessee hereby authorizes and directs Lessor to make payment to each vendor of the Equipment pursuant to such vendor's invoice or any purchase order, purchase agreement or supply contract with such vendor, receipt and approval of which are hereby reaffirmed by Lessee.

         2. By its execution and delivery of this Acceptance Certificate, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Lease as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof. Lessee further certifies to Lessor that Lessee has selected the Equipment and has received and approved the purchase order, purchase agreement or supply contract under which the Equipment will be acquired for all purposes of the Lease.

     3. Lessee hereby represents and warrants that: (a) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of the Lessee; and (b) if requested by Lessor, the Equipment has been marked or labeled evidencing the Lessor's interest therein.

4. The LEASE TERM COMMENCEMENT DATE is the 10th day of July, 1996

5. The RENTAL PAYMENT COMMENCEMENT DATE is the 10th day of July, 1996

6. All terms and provisions of the Lease Schedule shall remain in full force and effect, except as otherwise provided below:

          - ACQUISITION COST: $ 4,500,000.00.

          - LEASE TERM: (72) seventy-two months.

          - RENTAL PAYMENTS:  Number of Rental Payments    Rental Payment Amount

                                         12                     $______
                                         60                     $______

          - ADVANCE RENTAL PAYMENT(S): First 01 and last 00.

          - SECURITY DEPOSIT:    N/A  %.

Dated:            July 10, 1996

Agreed and Accepted:

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By:  /s/ Michael  B. Sullivan
    ----------------------------                     ---------------------------
Name:   John J. Gould                           Name:    Michael  B. Sullivan
      --------------------------                       -------------------------
Title:  VP/Senior Lender                        Title:   President
       --------------------------                      -------------------------

        This FINANCING  STATEMENT is presented for filing and will remain  effective with certain exceptions  for a period of five years from the date of filing  pursuant  to section  9403 of the
California Uniform Commercial Code.
------------------------------------------------------------------------------------------------
1. DEBTOR  (LAST NAME FIRST--IF AN INDIVIDUAL)         1A.  SOCIAL SECURITY OR  FEDERAL TAX NO.

  Flex Products, Inc.
------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                          1C. CITY, STATE              1D. ZIP CODE

  2793 Northpoint Parkway                    Santa Rosa, California            95407
------------------------------------------------------------------------------------------------
 2. ADDITIONAL DEBTOR (IF ANY)                         2A. SOCIAL SECURITY OR FEDERAL TAX NO.
    (LAST NAME FIRST--IF AN INDIVIDUAL)

------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                          2C. CITY, STATE              2D. ZIP CODE

------------------------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES (IF ANY)             3A. FEDERAL TAX NUMBER

================================================================================================
4. SECURED PARTY                                       4A.  SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                            OR BANK TRANSIT AND A.B.A. N0.
     NAME      FLEET CREDIT CORPORATION
     MAILING ADDRESS   50 Kennedy Plaza, 5th Floor
     CITY  Providence     STATE   RI     ZIP CODE  02903

------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                  5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                            OR BANK TRANSIT AND A.B.A. N0.
     NAME
     MAILING ADDRESS
     CITY                    STATE          ZIP CODE
------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property (include  description of real property on which located and owner of record when required by instruction 4).

   (1) General Vacuum  Equipment Corp. electron beam metalyzing system as further described on attached Schedule A(s) and all additions, accessories, modifications improvements, replacements substitutions, and accessories thereto and therefor, whether now owned or hereafter acquired, and proceeds, products and income of any of the foregoing, including insurance proceeds. Debtor has possession of the equipment under a true lease only. Secured Party has a security interest in the equipment to the extent necessary to protect its title and interest therein.

Acct. No. 32089-02/lae (Fixture filing)

                                 Sonoma County                          Exhibit d
------------------------------------------------------------------------------------------------
7. CHECK   [X]      7A. [ ] PRODUCTS OF COLLATERAL      7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN
   IF APPLICABLE           ARE ALSO COVERED                 ACCORDANCE WITH INSTRUCTION 5(a) ITEM:
                                                            [ ](1)    [ ](2)    [ ](3)    [ ](4)
------------------------------------------------------------------------------------------------
8. CHECK   [X]          [ ]  DEBTOR IS A "TRANSMITTING UTILITY"
   IF APPLICABLE             IN ACCORDANCE WITH UCC SS. 9105 (1)(n)
------------------------------------------------------------------------------------------------
9.                                       DATE:      C   10. THIS SPACE FOR USE OF FILING OFFICER
                                                    O       (DATE, TIME, FILE NUMBER
  /s/ Michael B. Sullivan                 7/11/96   D       AND FILING OFFICER)
SIGNATURE(S) OF DEBTOR(S)                           E
-------------------------------------------------- ---
Flex Products, Inc.                                 1

TYPE OR PRINT NAME(S) OF DEBTOR(S)                  2
--------------------------------------------------
                                                    3          JUL 23, 1996
   /s/ Sandra Burnett
SIGNATURE(S) OF SECURED PARTY (IES)                 4
--------------------------------------------------               96-65549
FLEET CAPITAL C0RPORATION                           5

TYPE OR PRINT NAME(S) OF SECURED PARTY (IES)        6        CONF0RMED COPY
==================================================           NOT COMPARED
11. Return copy to:                                 7        WITH ORIGINAL
                                                             SONOMA COUNTY
NAME         PARASEARCH INC.                        8
ADDRESS      222 Jefferson Blvd.
CITY         Warwick, RI 02688                      9
STATE
ZIP CODE                                            0
==================================================
Filing Officer is requested to note file number,
date and hour of filing on this copy and return to
the above party
                FORM UCC.1--
                Approved by the Secretary of State
==================================================

        This FINANCING  STATEMENT is presented for filing and will remain  effective with certain exceptions  for a period of five years from the date of filing  pursuant  to section  9403 of the
California Uniform Commercial Code.
------------------------------------------------------------------------------------------------
1. DEBTOR  (LAST NAME FIRST--IF AN INDIVIDUAL)         1A.  SOCIAL SECURITY OR  FEDERAL TAX NO.

 Flex Products, Inc.
------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                          1C. CITY, STATE              1D. ZIP CODE

 1402 Mariner Way                            Santa Rosa, California            95407
------------------------------------------------------------------------------------------------
 2. ADDITIONAL DEBTOR (IF ANY)                         2A. SOCIAL SECURITY OR FEDERAL TAX NO.
    (LAST NAME FIRST--IF AN INDIVIDUAL)

------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                          2C. CITY, STATE              2D. ZIP CODE

------------------------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES (IF ANY)             3A. FEDERAL TAX NUMBER

================================================================================================
4. SECURED PARTY                                       4A.  SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                            OR BANK TRANSIT AND A.B.A. N0.
     NAME      FLEET CREDIT CORPORATION
     MAILING ADDRESS   50 Kennedy Plaza, 5th Floor
     CITY  Providence     STATE   RI     ZIP CODE  02903

------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                  5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                            OR BANK TRANSIT AND A.B.A. N0.
     NAME
     MAILING ADDRESS
     CITY      STATE          ZIP CODE
------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property (include  description of real property on which located and owner of record when required by instruction 4).

   (1) General Vacuum Equipment Corp. electron beam metalyzing system as further described on attached Schedule A(s), and all additions, accessions, modifications, improvements, replacements substitutions, and accessories thereto and therefor, whether now owned or hereafter acquired, and proceeds, products and income of any of the foregoing, including insurance proceeds. Debtor has possession of the equipment under a true lease only. Secured Party has a security interest in the equipment to the extent necessary to protect its title and interest therein.

Acct. No. 32089-02/lae
------------------------------------------------------------------------------------------------
7. CHECK   [X]      7A. [ ] PRODUCTS OF COLLATERAL      7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN
   IF APPLICABLE           ARE ALSO COVERED                 ACCORDANCE WITH INSTRUCTION 5(a) ITEM:
                                                            [ ](1)    [ ](2)    [ ](3)    [ ](4)
------------------------------------------------------------------------------------------------
8. CHECK   [X]          [ ]  DEBTOR IS A "TRANSMITTING UTILITY"
   IF APPLICABLE             IN ACCORDANCE WITH UCC SS. 9105 (1)(n)
------------------------------------------------------------------------------------------------
9.                                       DATE:      C   10. THIS SPACE FOR USE OF FILING OFFICER
                                                    O       (DATE. TIME FILE NUMBER
  /s/ Michael B. Sullivan               7/11/96     D       AND FILING OFFICER)
SIGNATURE(S) OF DEBTOR(S)                           E
-------------------------------------------------- ---
Flex Products, Inc.                                 1

TYPE OR PRINT NAME(S) OF DEBTOR(S)                  2
--------------------------------------------------
                                                    3           9620060637
   /s/ Sandra Burnett
SIGNATURE(S) OF SECURED PARTY (IES)                 4
--------------------------------------------------
FLEET CAPITAL C0RPORATION                           5

TYPE OR PRINT NAME(S) OF SECURED PARTY (IES)        6
==================================================
11. Return copy to:                                 7          FILED
                                                           SACRAMENTO, CA
NAME         PARASEARCH INC.                        8   JUL 16, 1996 AT 0800
ADDRESS      222 Jefferson Blvd.
CITY         Warwick, RI 02688                      9        BILL JONES
STATE                                                    SECRETARY OF STATE
ZIP CODE                                            0
==================================================
Filing Officer is requested to note file number,
date and hour of filing on this copy and return to
the above party
                FORM UCC.1--
                Approved by the Secretary of State
==================================================

FLEET CAPITAL CORPORATION                                  PAGE 1 OF 1
                                                           SCHEDULE A EQUIPMENT

Attached to and made part of the following documents: True Lease Schedule No. 32089-02, Acceptance Certificate, UCC Financing Statement(s), and Warranty Bill of Sale with Flex Products, Inc.

The Depreciable Life of the Property is (07) seven years.

LOC# (01)

BETA FIVE
Unit Number: Beta V

(1) General Vacuum Equipment Corp. electron beam metalyzing system, Mfg. 1995, 78" width capacity, 1200 feet per minute, 480 volt, 3 phase, 218 amps, model 95-005, overall size 9' X 10'. serial number 95005 which machine includes, but is not limited to, the following:

(8) Electron beam guns
(8) Airco Temescal Simba 2 electron beam power supplies, serial numbers 330, 337, 340, 338, 339, 336, 333 and 335
(8) Programmable  seep generators
(8) High voltage  controllers
(8) Electron  beam gun  controllers
(2)  Polyolds,  model PEC1100HC
(6) Varian 20" diffusion pumps, model 016513/HS-20
(8) Airco electron beam gun interfaces
(4) Trige-Scott drive motors, model S90L01199100203050300011, serial numbers 104529421295, 104529211295, 104529311295 and 104529411295

AND ALL STANDARD AND ACCESSORY EQUIPMENT.

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

FLEET CAPITAL CORPORATION                                  Schedule A-1
                                                           Equipment Location

Attached to and made part of the following documents True Lease Schedule No. 32089-02, Acceptance Certificate, UCC Financing Statement(s), Warranty Bill of Sale with Flex Products, Inc.

--------------------------------------------------------------------------------
Loc #     Equipment Currently Located at:
--------------------------------------------------------------------------------

   01     1402 Mariner Way, Santa Rosa, California 95407






FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

[LOGO] Fleet                                     STIPULATED LOSS VALUE SCHEDULE
Capital Leasing

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Stipulated Loss Value Schedule (this "Schedule") is attached to and made a part of that certain Lease Schedule No. 32089-00002, dated as of June 19,1996 (the "Lease Schedule"), by and between the undersigned parties.

         The following Stipulated Loss Values shall be used to calculate damages or loss as provided in the Master Lease. The Stipulated Loss Value with respect to any item of Equipment on any Rental Payment Date during the Lease Term shall be an amount equal to the sum of: (a) all Rental Payments and other amounts then due and owing to Lessor under the Lease, together with all accrued interest and late charges thereon, calculated through and including the date of payment: plus
(b) the product of the Acquisition Cost of the such Equipment multiplied by the percentage set forth below as of such Rental Payment Date.


  Rental Payment Date for        Percentage of         Rental Payment Date for        Percentage of
   Rental Payment Number        Acquisition Cost        Rental Payment Number        Acquisition Cost

              SEE EXHIBIT C ATTACHED HERETO AND MADE A PART HEREOF

         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed.


Dated as of: June 19, 1996

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

                                    EXHIBIT C
                                       TO
                         STIPULATED LOSS VALUE SCHEDULE
                         TO LEASE SCHEDULE NO. 32089-02

RENTAL PAYMENT       PERCENTAGE OF         RENTAL PAYMENT       PERCENTAGE OF
DATE FOR RENTAL     ACQUISITION COST      DATE FOR RENTAL      ACQUISITION COST
PAYMENT NUMBER                             PAYMENT NUMBER

1                      103.35121715              37              70.90880090
2                      102.77715752              38              69.75511355
3                      102.19526265              39              68.59002020
4                      101.59552206              40              67.41874422
5                      100.98781724              41              66.23597391
6                      100.37210821              42              65.04165152
7                       99.73838360              43              63.84099969
8                       99.09652408              44              62.62870597
9                       98.44648879              45              61.40471189
10                      97.78823666              46              60.16895869
11                      97.11575495              47              58.92972240
12                      96.43494366              48              57.67865042

13                      95.54711438              49              56.42401842
14                      94.34921445              50              55.15747340
15                      93.74119331              51              53.87895553
16                      92.81702863              52              52.59673978
17                      91.88261080              53              51.30247247
18                      90.93788832              54              49.99609306
19                      89.97683797              55              48.68587582
20                      89.00534921              56              47.36346638
21                      88.02336959              57              46.02880349
22                      87.03084644              58              44.68182560
23                      86.02873119              59              43.33120369
24                      85.01597126              60              41.96818663

25                      83.99351758              61              40.60144498
26                      82.96031708              62              39.22222721
27                      81.91631576              63              37.83047065
28                      80.86246378              64              36.43484516
29                      79.79770726              65              35.02659847
30                      78.72199142              66              33.60566720
31                      77.63626563              67              32.18072044
32                      76.53947521              68              30.74300521
33                      75.43156457              69              29.29245738
34                      74.31247787              70              27.82901249
35                      73.18743961              71              26.37095856
36                      72.05113926              72              24.89996987

                                                 72              25.00000000

[LOGO] Fleet                                               PURCHASE OPTION RIDER
Capital Leasing

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Purchase Option Rider (this "Rider") is attached to and made a part of that certain Lease Schedule No. 32089-00002, dated as of June 19, 1996 (the "Lease Schedule"), by and between the undersigned parties.

         If no Event of Default (or event or condition which, with the passage of time or giving of notice, or both, would become such an Event of Default) shall have occurred and be continuing, and the Lease shall not have been earlier terminated, Lessee shall have the option to purchase (the "Purchase Option") all, but not less than all, of the Equipment at the expiration of the Lease Term for an amount, payable in immediately available funds on the last day of the Lease Term, equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus (c) an amount equal to 25.00000% of the Acquisition Cost of the Equipment, which Lessor and Lessee acknowledge represents a reasonable current estimate of the fair market value of the Equipment at the end of the Lease Term.

         Provided that Lessor shall have received all amounts payable hereunder on the last day of the Lease Term, and that no Event of Default then exists and is continuing under the Lease, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on the last day of the Lease Term, on an "AS-IS," "WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor. If Lessee intends to exercise the Purchase Option, Lessee shall give irrevocable written notice to Lessor (the "Option Notice") not more than 240 days, nor less than 180 days, prior to the expiration of the Lease Term. If Lessee fails to give such written notice to Lessor, it shall be conclusively presumed that Lessee has elected not to exercise the Purchase Option.

         If, for any reason, Lessee does not exercise the Purchase Option, Lessee shall, on the last day of the Lease Term, return all of the Equipment to Lessor pursuant to and in the condition required by the terms of the Lease and pay to Lessor a return fee equal to 5.0% of the Acquisition Cost of the Equipment.

         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: June 19 , 1996

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

                                                           WARRANTY BILL OF SALE
[LOGO] F1eet
Capital Leasing
50 Kennedy Plaza
Providence, Rhode Island 02903

         FLEX PRODUCTS, INC. ("Seller") of 1402 MARINER WAY SANTA ROSA, CA 95407, in consideration of the sum of $4,500,000.00 Dollars, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, transfer and assign to Fleet Capital Corporation ("FCC"), a Rhode Island corporation having its principal office at 50 Kennedy Plaza, Providence, Rhode Island 02903, the equipment set forth in Schedule A hereto (the "Equipment").

         Seller hereby covenants with and warrants to FCC that Seller is the lawful owner of the Equipment and has the right to sell the Equipment, and that the Equipment is free and clear of all rights, claims, liens, charges, security interests or encumbrances of any other person. Seller will for ever indemnify, defend and warrant all of the rights of FCC in and to the Equipment transferred hereunder against the claims and demands of all other persons.

IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale this 11th day of July, 1996.

                                   FLEX PRODUCTS, INC.

                                   By: /s/ Michael B. Sullivan
                                      --------------------------------
                                   Name: Michael B. Sullivan
                                        ------------------------------
                                   Title: President
                                         -----------------------------


State of California
         --------------------------
County of Sonoma
         --------------------------

Subscribed and sworn before me this 11th day of July, 1996.

                                /s/ Aggie S. Navarro
                                  Notary Public

                     My Commission expires:________________

                                        ===============================
                                                AGIE S. NAVARRO
                                        [SEAL]  COMM. #1009257
                                           Notary Public--California
                                                 SONOMA COUNTY
                                         My Comm. Expires NOV 11, 1997
                                        ===============================

FLEET CREDIT CORPORATION
                                                 CONSENT AND WAIVER
                                   (OWNER, LANDLORD OR MORTGAGEE OF REAL ESTATE)

50 Kennedy Plaza
Providence, Rhode island 02903


The undersigned, 0ptical Coating Laboratory, Inc., 2789 North Point Parkway Santa Rosa, California 95407 is the owner, landlord or mortgagee of the premises located at 1402 Mariner Way, Santa Rosa, California 95407 (the "Premises") which are occupied by Flex Products, Inc.

     The undersigned acknowledges that Customer has leased or financed, or that Customer expects to lease or finance from Fleet Credit Corporation ("FCC"), the Equipment set forth on Schedule A hereto including any accessories, additions, substitutions or replacements therefor, which may from time to time be located at the Premises. To induce FCC to enter into a lease or financing agreement with Customer, the undersigned agrees with FCC as follows:

     The undersigned waives any right, title or interest in or to the Equipment that it may now or hereafter have. The undersigned irrevocably agrees and consents that it will refrain from taking any action to bar, restrain or otherwise prevent FCC, its agents, successors or assigns, from entering the Premises for the purpose of inspecting, removing or taking possession of the Equipment, and will grant FCC, its agents, successors or assigns the right of entry to the Premises to remove the Equipment at any reasonable time or times. FCC shall be responsible for any damage to the Premises that FCC causes in connection with its entry thereon and the removal of the Equipment therefrom. The Equipment is and shall remain personal property, notwithstanding the manner in which it may be installed or affixed to the Premises.

     This Consent and Waiver shall inure to the benefit of the successors and assigns of FCC and shall be binding upon the heirs, representatives, successors and assigns of the undersigned. The undersigned will, upon the request and at the expense of FCC, execute and deliver to FCC such further and additional documents as FCC may reasonably deem necessary or desirable to effect waivers and consents contemplated hereby. This Agreement shall be governed by and construed in accordance with the laws of the state in which the premises are located, without reference to principles of conflict of laws.

     IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Waiver this 11th day of July, 1996.

                                             Optical Coating Laboratory, Inc.

 /s/ Silvia C. Hogan                         By: /s/ John M. Markovich
-------------------------                        ------------------------------
       (Witness)                             Title:  V.P. Finance & CFO
                                                    ---------------------------

                      ACKNOWLEDGEMENT TO BE MADE BY OWNER,
                      LANDLORD OR MORTGAGEE OF REAL ESTATE

                   (Hereinafter referred to as "Undersigned")

                                  [INDIVIDUAL)
STATE OF ________________________
                               SS.
COUNTY OF _______________________

         I, _______________________ a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this ___________ day of ____________________, 19__ personally appeared before me
___________________________, Undersigned in the foregoing Consent and Waiver, to me personally well known and known to the person who signed said Consent and Waiver, who, being by me duly sworn and being informed of the contents of said Consent and Waiver stated and acknowledged on oath that he signed, executed, sealed and delivered same as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires ______________________   _________________________________
                                                  (Notary Public)
                                                      (Seal)
                                 (PARTNERSHIP)
STATE OF ________________________
                               SS.
COUNTY OF _______________________

         I, _______________________ a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this day ___________ of ____________________, 19__ personally appeared before me
___________________________  and  ___________________________,  who executed the foregoing Consent and Waiver, to me personally well known and known to the persons who signed said Consent and Waiver, and known to be and who, being by me duly sworn and being informed of the contents of said Consent and Waiver, stated and acknowledged on oath that they were Partners of ____________________________ __________________, the Partnership named in and which executed the said Consent and Waiver, and that they signed, executed, sealed and delivered same individually and in behalf of the said Partnership, with authority as their and its free and voluntary act and deed for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires ______________________   _________________________________
                                                  (Notary Public)
                                                      (Seal)
                                 (CORPORATION)
                                             ===================================
STATE OF       California                                  SILVIA C. HOGAN
          -----------------                  [SEAL]         COMM. #1009258
                        SS.                          Notary Public - California
COUNTY OF     Sonoma                                        SONOMA COUNTY
          -----------------                        My Comm. Expires NOV 11, 1997
                                             ===================================
           I, Silvia C. Hogan, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this 11th day of July, 1996 personally appeared before me John M. Markovich (Name of Signer for Undersigned) to me personally well known and known to me to be the person who signed the foregoing Consent and Waiver, and known to me to be and who, being by me duly sworn and being informed of the contents of said Consent and Waiver, stated and acknowledged to me an oath that he was Vice President & CFO (Title) of Optical Coating Laboratory, Inc., the Corporation named in and which executed said Consent and Waiver, and that he knows the corporate seal of said Corporation, and that the seal affixed to said Consent and Waiver is the corporate seal of said Corporation, that he was duly authorized to execute said Consent and Waiver, for, in the name of and on behalf of said Corporation, and that same was signed, sealed, executed and delivered by him in the name of and on behalf of said Corporation by authority of its Board of Directors and that the execution of said Consent and Waiver was his free and voluntary act and deed in his said capacity and acknowledged to me that said Corporation executed the same as its voluntary act and deed and was by him voluntarily executed, on behalf of said Corporation for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires November 11, 1997           /s/ Silvia C. Hogan
                      -----------------           --------------------
                                                      (Notary Public)
                                                          (Seal)

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
================================================================================

State of California
         --------------------------
County of Sonoma
          -------------------------

On July 11, 1996 before me,          Silvia C. Hogan, Notary Public
   -------------          ------------------------------------------------------
       Date               NAME, TITLE OF OFFICER-E.G., "JANE DOE, NOTARY PUBLIC"

personally appeared  John M. Markovich
                    ------------------------------------------------------------
                                        NAME(S) OF SIGNER(S)


[X] personally known to me - OR - [ ] proved to me on the basis of  satisfactory evidence  to be the  person  whose  name is
==================================   subscribed  to the  within  instrument  and
             SILVIA C. HOGAN         acknowledged  to me  that he  executed  the
[SEAL]        COMM. #1009258         same in his authorized capacity and that by
       Notary Public - California    his signature on the instrument the person,
              SONOMA COUNTY          or the  entity  upon  behalf  of which  the
     My Comm. Expires NOV 11, 1997   person acted, executed the instrument.
==================================
                                     WITNESS my hand and official seal.

                                     /s/ Silvia C. Hogan
                                     -------------------------------------------
                                                SIGNATURE OF NOTARY


====================================OPTIONAL====================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

      CAPACITY CLAIMED BY SIGNER                DESCRIPTION OF ATTACHED DOCUMENT

[ ] INDIVIDUAL
[X] CORPORATE OFFICER
     Vice President & CFO                              Consent and Waiver
    ----------------------------------          --------------------------------
                     TITLE(S)                       TITLE OR TYPE OF DOCUMENT

[ ] PARTNER(S)             [ ] LIMITED                         2
                           [ ] GENERAL          --------------------------------
[ ] ATTORNEY-IN-FACT                                    NUMBER OF PAGES
[ ] TRUSTEE(S)
[ ] GUARDIAN/CONSERVATOR                                   7-11-96
[ ] OTHER:____________________________          --------------------------------
    __________________________________                 DATE OF DOCUMENT
    __________________________________

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

Optical Coating Laboratory, Inc.                            ----
--------------------------------------          --------------------------------
                                                SIGNER(S) OTHER THAN NAMED ABOVE
--------------------------------------

================================================================================

FLEET CREDIT CORPORATION
                                                 CONSENT AND WAIVER
                                   (OWNER, LANDLORD OR MORTGAGEE OF REAL ESTATE)

50 Kennedy Plaza
Providence, Rhode island 02903


The undersigned, 0ptical Coating Laboratory, Inc., 2789 North Point Parkway Santa Rosa, California 95407 is the owner, landlord or mortgagee of the premises located at 1402 Mariner Way, Santa Rosa, California 95407 (the "Premises") which are occupied by Flex Products, Inc.

     The undersigned acknowledges that Customer has leased or financed, or that Customer expects to lease or finance from Fleet Credit Corporation ("FCC"), the Equipment set forth on Schedule A hereto including any accessories, additions, substitutions or replacements therefor, which may from time to time be located at the Premises. To induce FCC to enter into a lease or financing agreement with Customer, the undersigned agrees with FCC as follows:

     The undersigned waives any right, title or interest in or to the Equipment that it may now or hereafter have. The undersigned irrevocably agrees and consents that it will refrain from taking any action to bar, restrain or otherwise prevent FCC, its agents, successors or assigns, from entering the Premises for the purpose of inspecting, removing or taking possession of the Equipment, and will grant FCC, its agents, successors or assigns the right of entry to the Premises to remove the Equipment at any reasonable time or times. FCC shall be responsible for any damage to the Premises that FCC causes in connection with its entry thereon and the removal of the Equipment therefrom. The Equipment is and shall remain personal property, notwithstanding the manner in which it may be installed or affixed to the Premises.

     This Consent and Waiver shall inure to the benefit of the successors and assigns of FCC and shall be binding upon the heirs, representatives, successors and assigns of the undersigned. The undersigned will, upon the request and at the expense of FCC, execute and deliver to FCC such further and additional documents as FCC may reasonably deem necessary or desirable to effect waivers and consents contemplated hereby. This Agreement shall be governed by and construed in accordance with the laws of the state in which the premises are located, without reference to principles of conflict of laws.

     IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Waiver this 11th day of July, 1996.

                                             Optical Coating Laboratory, Inc.

 /s/ Silvia C. Hogan                         By: /s/ John M. Markovich
-------------------------                        ------------------------------
       (Witness)                             Title:  V.P. Finance & CFO
                                                    ---------------------------

                      ACKNOWLEDGEMENT TO BE MADE BY OWNER,
                      LANDLORD OR MORTGAGEE OF REAL ESTATE

                   (Hereinafter referred to as "Undersigned")

                                  [INDIVIDUAL)
STATE OF ________________________
                               SS.
COUNTY OF _______________________

         I, _______________________ a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this ___________ day of ____________________, 19__ personally appeared before me
___________________________, Undersigned in the foregoing Consent and Waiver, to me personally well known and known to the person who signed said Consent and Waiver, who, being by me duly sworn and being informed of the contents of said Consent and Waiver stated and acknowledged on oath that he signed, executed, sealed and delivered same as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires ______________________   _________________________________
                                                  (Notary Public)
                                                      (Seal)
                                 (PARTNERSHIP)
STATE OF ________________________
                               SS.
COUNTY OF _______________________

         I, _______________________ a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this day ___________ of ____________________, 19__ personally appeared before me
___________________________  and  ___________________________,  who executed the foregoing Consent and Waiver, to me personally well known and known to the persons who signed said Consent and Waiver, and known to be and who, being by me duly sworn and being informed of the contents of said Consent and Waiver, stated and acknowledged on oath that they were Partners of ____________________________ __________________, the Partnership named in and which executed the said Consent and Waiver, and that they signed, executed, sealed and delivered same individually and in behalf of the said Partnership, with authority as their and its free and voluntary act and deed for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires ______________________   _________________________________
                                                  (Notary Public)
                                                      (Seal)
                                 (CORPORATION)
                                             ===================================
STATE OF      California                                   SILVIA C. HOGAN
          -----------------                  [SEAL]         COMM. #1009258
                        SS.                          Notary Public - California
COUNTY OF     Sonoma                                        SONOMA COUNTY
          -----------------                        My Comm. Expires NOV 11, 1997
                                             ===================================
           I, Silvia C. Hogan, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this 11th day of July, 1996 personally appeared before me John M. Markovich (Name of Signer for Undersigned) to me personally well known and known to me to be the person who signed the foregoing Consent and Waiver, and known to me to be and who, being by me duly sworn and being informed of the contents of said Consent and Waiver, stated and acknowledged to me an oath that he was Vice President & CFO (Title) of Optical Coating Laboratory, Inc., the Corporation named in and which executed said Consent and Waiver, and that he knows the corporate seal of said Corporation, and that the seal affixed to said Consent and Waiver is the corporate seal of said Corporation, that he was duly authorized to execute said Consent and Waiver, for, in the name of and on behalf of said Corporation, and that same was signed, sealed, executed and delivered by him in the name of and on behalf of said Corporation by authority of its Board of Directors and that the execution of said Consent and Waiver was his free and voluntary act and deed in his said capacity and acknowledged to me that said Corporation executed the same as its voluntary act and deed and was by him voluntarily executed, on behalf of said Corporation for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires November 11, 1997           /s/ Silvia C. Hogan
                      -----------------           --------------------
                                                      (Notary Public)
                                                          (Seal)

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
================================================================================

State of California
         --------------------------
County of Sonoma
          -------------------------

On July 11, 1996 before me,          Silvia C. Hogan, Notary Public
   -------------          ------------------------------------------------------
       Date               NAME, TITLE OF OFFICER-E.G., "JANE DOE, NOTARY PUBLIC"

personally appeared  John M. Markovich
                    ------------------------------------------------------------
                                        NAME(S) OF SIGNER(S)


[X] personally known to me - OR - [ ] proved to me on the basis of  satisfactory evidence  to be the  person  whose  name is
==================================   subscribed  to the  within  instrument  and
             SILVIA C. HOGAN         acknowledged  to me  that he  executed  the
[SEAL]        COMM. #1009258         same in his authorized capacity and that by
       Notary Public - California    his signature on the instrument the person,
              SONOMA COUNTY          or the  entity  upon  behalf  of which  the
     My Comm. Expires NOV 11, 1997   person acted, executed the instrument.
==================================
                                     WITNESS my hand and official seal.

                                     /s/ Silvia C. Hogan
                                     -------------------------------------------
                                                SIGNATURE OF NOTARY


====================================OPTIONAL====================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

      CAPACITY CLAIMED BY SIGNER                DESCRIPTION OF ATTACHED DOCUMENT

[ ] INDIVIDUAL
[X] CORPORATE OFFICER
     Vice President & CFO                              Consent and Waiver
    ----------------------------------          --------------------------------
                     TITLE(S)                       TITLE OR TYPE OF DOCUMENT

[ ] PARTNER(S)             [ ] LIMITED                         2
                           [ ] GENERAL          --------------------------------
[ ] ATTORNEY-IN-FACT                                    NUMBER OF PAGES
[ ] TRUSTEE(S)
[ ] GUARDIAN/CONSERVATOR                                   7-11-96
[ ] OTHER:____________________________          --------------------------------
    __________________________________                 DATE OF DOCUMENT
    __________________________________

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

Optical Coating Laboratory, Inc.                            ----
--------------------------------------          --------------------------------
                                                SIGNER(S) OTHER THAN NAMED ABOVE
--------------------------------------

================================================================================

FLEET CREDIT CORPORATION
                                                 CONSENT AND WAIVER
                                   (OWNER, LANDLORD OR MORTGAGEE OF REAL ESTATE)

50 Kennedy Plaza
Providence, Rhode island 02903


The undersigned, 0ptical Coating Laboratory, Inc., 2789 North Point Parkway Santa Rosa, California 95407 is the owner, landlord or mortgagee of the premises located at 1402 Mariner Way, Santa Rosa, California 95407 (the "Premises") which are occupied by Flex Products, Inc.

     The undersigned acknowledges that Customer has leased or financed, or that Customer expects to lease or finance from Fleet Credit Corporation ("FCC"), the Equipment set forth on Schedule A hereto including any accessories, additions, substitutions or replacements therefor, which may from time to time be located at the Premises. To induce FCC to enter into a lease or financing agreement with Customer, the undersigned agrees with FCC as follows:

     The undersigned waives any right, title or interest in or to the Equipment that it may now or hereafter have. The undersigned irrevocably agrees and consents that it will refrain from taking any action to bar, restrain or otherwise prevent FCC, its agents, successors or assigns, from entering the Premises for the purpose of inspecting, removing or taking possession of the Equipment, and will grant FCC, its agents, successors or assigns the right of entry to the Premises to remove the Equipment at any reasonable time or times. FCC shall be responsible for any damage to the Premises that FCC causes in connection with its entry thereon and the removal of the Equipment therefrom. The Equipment is and shall remain personal property, notwithstanding the manner in which it may be installed or affixed to the Premises.

     This Consent and Waiver shall inure to the benefit of the successors and assigns of FCC and shall be binding upon the heirs, representatives, successors and assigns of the undersigned. The undersigned will, upon the request and at the expense of FCC, execute and deliver to FCC such further and additional documents as FCC may reasonably deem necessary or desirable to effect waivers and consents contemplated hereby. This Agreement shall be governed by and construed in accordance with the laws of the state in which the premises are located, without reference to principles of conflict of laws.

     IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Waiver this 11th day of July, 1996.

                                             Optical Coating Laboratory, Inc.

 /s/ Silvia C. Hogan                         By: /s/ John M. Markovich
-------------------------                        ------------------------------
       (Witness)                             Title:  V.P. Finance & CFO
                                                    ---------------------------

                      ACKNOWLEDGEMENT TO BE MADE BY OWNER,
                      LANDLORD OR MORTGAGEE OF REAL ESTATE

                   (Hereinafter referred to as "Undersigned")

                                  [INDIVIDUAL)
STATE OF ________________________
                               SS.
COUNTY OF _______________________

         I, _______________________ a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this ___________ day of ____________________, 19__ personally appeared before me
___________________________, Undersigned in the foregoing Consent and Waiver, to me personally well known and known to the person who signed said Consent and Waiver, who, being by me duly sworn and being informed of the contents of said Consent and Waiver stated and acknowledged on oath that he signed, executed, sealed and delivered same as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires ______________________   _________________________________
                                                  (Notary Public)
                                                      (Seal)
                                 (PARTNERSHIP)
STATE OF ________________________
                               SS.
COUNTY OF _______________________

         I, _______________________ a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this day ___________ of ____________________, 19__ personally appeared before me
___________________________  and  ___________________________,  who executed the foregoing Consent and Waiver, to me personally well known and known to the persons who signed said Consent and Waiver, and known to be and who, being by me duly sworn and being informed of the contents of said Consent and Waiver, stated and acknowledged on oath that they were Partners of ____________________________ __________________, the Partnership named in and which executed the said Consent and Waiver, and that they signed, executed, sealed and delivered same individually and in behalf of the said Partnership, with authority as their and its free and voluntary act and deed for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires ______________________   _________________________________
                                                  (Notary Public)
                                                      (Seal)
                                 (CORPORATION)
                                             ===================================
STATE OF      California                                   SILVIA C. HOGAN
          -----------------                  [SEAL]         COMM. #1009258
                        SS.                          Notary Public - California
COUNTY OF     Sonoma                                        SONOMA COUNTY
          -----------------                        My Comm. Expires NOV 11, 1997
                                             ===================================
           I, Silvia C. Hogan, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this 11th day of July, 1996 personally appeared before me John M. Markovich (Name of Signer for Undersigned) to me personally well known and known to me to be the person who signed the foregoing Consent and Waiver, and known to me to be and who, being by me duly sworn and being informed of the contents of said Consent and Waiver, stated and acknowledged to me an oath that he was Vice President & CFO (Title) of Optical Coating Laboratory, Inc., the Corporation named in and which executed said Consent and Waiver, and that he knows the corporate seal of said Corporation, and that the seal affixed to said Consent and Waiver is the corporate seal of said Corporation, that he was duly authorized to execute said Consent and Waiver, for, in the name of and on behalf of said Corporation, and that same was signed, sealed, executed and delivered by him in the name of and on behalf of said Corporation by authority of its Board of Directors and that the execution of said Consent and Waiver was his free and voluntary act and deed in his said capacity and acknowledged to me that said Corporation executed the same as its voluntary act and deed and was by him voluntarily executed, on behalf of said Corporation for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires November 11, 1997           /s/ Silvia C. Hogan
                      -----------------           --------------------
                                                      (Notary Public)
                                                          (Seal)

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
================================================================================

State of California
         --------------------------
County of Sonoma
          -------------------------

On July 11, 1996 before me,          Silvia C. Hogan, Notary Public
   -------------          ------------------------------------------------------
       Date               NAME, TITLE OF OFFICER-E.G., "JANE DOE, NOTARY PUBLIC"

personally appeared  John M. Markovich
                    ------------------------------------------------------------
                                        NAME(S) OF SIGNER(S)


[X] personally known to me - OR - [ ] proved to me on the basis of  satisfactory evidence  to be the  person  whose  name is
==================================   subscribed  to the  within  instrument  and
             SILVIA C. HOGAN         acknowledged  to me  that he  executed  the
[SEAL]        COMM. #1009258         same in his authorized capacity and that by
       Notary Public - California    his signature on the instrument the person,
              SONOMA COUNTY          or the  entity  upon  behalf  of which  the
     My Comm. Expires NOV 11, 1997   person acted, executed the instrument.
==================================
                                     WITNESS my hand and official seal.

                                     /s/ Silvia C. Hogan
                                     -------------------------------------------
                                                SIGNATURE OF NOTARY


====================================OPTIONAL====================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

      CAPACITY CLAIMED BY SIGNER                DESCRIPTION OF ATTACHED DOCUMENT

[ ] INDIVIDUAL
[X] CORPORATE OFFICER
     Vice President & CFO                              Consent and Waiver
    ----------------------------------          --------------------------------
                     TITLE(S)                       TITLE OR TYPE OF DOCUMENT

[ ] PARTNER(S)             [ ] LIMITED                         2
                           [ ] GENERAL          --------------------------------
[ ] ATTORNEY-IN-FACT                                    NUMBER OF PAGES
[ ] TRUSTEE(S)
[ ] GUARDIAN/CONSERVATOR                                   7-11-96
[ ] OTHER:____________________________          --------------------------------
    __________________________________                 DATE OF DOCUMENT
    __________________________________

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

Optical Coating Laboratory, Inc.                            ----
--------------------------------------          --------------------------------
                                                SIGNER(S) OTHER THAN NAMED ABOVE
--------------------------------------

================================================================================

                                                   30 BROAD STREET
[LOGO]  HUGH WOOD INC.                             NEW YORK, NEW YORK 10004-2333
                                                   TELEPHONE: (212) 509-3777
                                                   FAX: (212) 509-4906





Mr. Jeffrey M. Ryan                                         12th July 1996
Assistant Treasurer
Optical Coating Laboratory, Inc.
2789 Northpoint Parkway
Santa Rosa, CA 95407-7397

Fleet Capital Leasing

Dear Jeff:

The original copy of the certificate and attachments with respect to the captioned is enclosed for your records and handling.

I will hopefully be able to forward the insurance schedule early next week.


                                             Sincerely,


                                             /s/ Jack R. Fisher

                                             Jack R. Fisher, CPCU
                                             Vice President



JRF:jl enclosure

letter\fisher\RYAN

[LOGO]  CERTIFICATE OF INSURANCE                                 CSR DM                  ISSUE DATE (MM/DD/YY)
                                                                 FLE0001                       07/11/96
PRODUCER                                   ==================================================================================
                                             THIS  CERTIFICATE  IS ISSUED AS A MATTER OF  INFORMATION ONLY AND CONFERS
Hugh Wood Inc.                               NO RIGHTS UPON THE CERTIFICATE  HOLDER. THIS  CERTIFICATE  DOES NOT AMEND,
30 Broad Street                              EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
New York NY 10004                          =================================================================================
                                                                 COMPANIES AFFORDING COVERAGE
212-509-3777
                                             COMPANY
                                             LETTER    A         Royal Insurance Company

                                             COMPANY   B         See Reverse
                                             LETTER
INSURED
                                             COMPANY   C
                                             LETTER

                                             COMPANY
   Flex Products, Inc.                       LETTER    D
   1402 Mariner Way
   Santa Rosa CA 95407                       COMPANY
                                             LETTER    E
----------------------------------------------------------------------------------------------------------------------------
COVERAGES
   THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE  LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY
   PERIOD  INDICATED,  NOTWITHSTANDING  ANY REQUIREMENT,  TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO
   WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO
   ALL THE TERMS. EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

CO      TYPE OF                       POLICY  POLICY EFFECTIVE  POLICY EXPIRATION
LTR    INSURANCE                      NUMBER    DATE(MM/DD/YY)    DATE(MM/DD/YY)      LIMITS
----------------------------------------------------------------------------------------------------------------------------
     GENERAL LIABILITY                                                           GENERAL AGGREGATE               $ 2,000,000
A    X COMMERCIAL GENERAL LIABILITY  RIW 762691     03/31/96      03/31/97
                                                                                 PRODUCTS-COMP/OP AGG.           $ 1,000,000
         CLAIMS MADE X OCCUR.                                                    PERSONAL & ADV. INJURY          $ 1,000,000
       OWNER'S & CONTRACTOR'S PROT.                                              EACH OCCURRENCE                 $ 1,000,000
                                                                                 FIRE DAMAGE (Any one fire)      $ 1,0O0,000
                                                                                 MED. EXPENSE (Any one person)   $     5,000
----------------------------------------------------------------------------------------------------------------------------
     AUTOMOBILE LIABILITY
       ANY AUTO                                                                  COMBINED SINGLE
                                                                                 LIMIT                           $
       ALL OWNED AUTOS
                                                                                 BODILY INJURY
       SCHEDULED AUTOS                                                           (Per person)                    $

       HIRED AUTOS                                                               BODILY INJURY
                                                                                 (Per accident)                  $
       NON-OWNED AUTOS

       GARAGE LIABILITY                                                          PROPERTY DAMAGE                 $
----------------------------------------------------------------------------------------------------------------------------
     EXCESS LIABILITY                                                            EACH OCCURRENCE                 $
       UMBRELLA FORM                                                             AGGREGATE                       $
       OTHER THAN UMBRELLA FORM
----------------------------------------------------------------------------------------------------------------------------
       WORKER'S COMPENSATION                                                          STATUTORY LIMITS
              AND                                                                EACH ACCIDENT                   $
       EMPLOYERS' LIABILITY                                                      DISEASE--POLICY LIMIT           $
                                                                                 DISEASE--EACH EMPLOYEE          $
----------------------------------------------------------------------------------------------------------------------------
   OTHER
A Blanket Property                   RIL762701      03/31/96      03/31/97       All Risk                        $40,138,000
B Earthquake                         See Reverse
----------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS
The Certificate Holder is included as Loss Payee with respect to equipment known as Beta I, Beta II, Beta III, and Beta V, as listed on the  attached  schedules.
Property deductible - $10,000,  each and every loss, except Earthquake where the deductible is 5% of the total location value.
----------------------------------------------------------------------------------------------------------------------------
  CERTIFICATE HOLDER                         CANCELLATION
                                                SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
                                                EXPIRATION DATE THEREOF. THE ISSUING COMPANY WILLENDEAVOR TO
           Fleet Capital Leasing                MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE
           50 Kennedy Plaza                     LEFT. BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR
           Providence Rl 02903                  LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
                                             -------------------------------------------------------------------------------
                                             AUTHORIZED REPRESENTATIVE

                                                  /s/ Jack Fish
ACORD 25-S (7/90)                                                                                     ACORD CORPORATION 1990

                                   EARTHQUAKE

                         POLICY         POLICY
COMPANY                  NUMBER         PERIOD              LIMITS

Royal                    RIL762701      3-31-96/3-31-97     $3,000,000
Insurance
Company

Agriculture              CPP1802300     3-31-96/3-31-97     $2,500,000 Excess of
Insurance                                                   $3,000,000

Associated               IM316256       3-31-96/3-31-97     $3,333,333 Part of
International                                               $5,000,000 Excess of
                                                            $5,500,000

Frontier                 FIM316256      3-31-96/3-31-97     $1,666,667 Part of
Pacific                                                     $5,000,000 Excess of
                                                            $5,500,000

FLEET CAPITAL CORPORATION                                      PAGE 1 OF 1
                                                         SCHEDULE A EQUIPMENT

Attached to and made part of the following document: Insurance Certification with Flex Products, Inc. (32089-01)

The Depreciable Life of the Property is (07) seven years.

LOC# (01)

BETA THREE

(1) Weinert Vacuum GMBH, sputtering roll coating machine, Mfg. 1995, 7' X 10' chamber size, 480 volt, 3 phase, all stainless stee1 construction Serial Number
_________

Unit Number: Beta III is included
but not limited to, the following:

   (6) 20" diffusion pumps
   (4) 16" diffusion pumps
   3 Chamber system
   Liebert UPS battery back-up system, model AP441, serial number P21174SE
   (3) Polycoid cooling systems, model PFC-1100ST
   (3) Cathodes
   (2) Aluminum evaporation systems
   (6) Transformers, 72 kilowatt
   Edwards two stage vacuum pump, model 275
   (3) Edwards two stage vacuumm pumps, model 8O
   (3) ENI D.C. Plasma generators, model DCG-100 zokw/ea
   Siemens PLC
   (1) Nemonic Display
   (2) Control Stations
   (1) PLC
   (2) Machine state actuators
   Circulation pumps
   Hydraulic pumps
   Miscellaneous spare parts

AND ALL STANDARD AND ACCESSORY EQUIPMENT

   FLEET CAPITAL CORPORATION                 Jack Fisher           Insurance Co.
                                             ----------------------
   BY:                                       BY:
      --------------------------------          --------------------------------
   NAME:                                     NAME:
        ------------------------------            ------------------------------
   TITLE:                                    TITLE:
         -----------------------------             -----------------------------

FLEET CAPITAL CORPORATION                                        PAGE 1 OF 1
                                                            SCHEDULE A EQUIPMENT

Attached to and made part of the following documents: Insurance Certification with Flex Products, Inc. (32089-02)

The Depreciable Life of the Property is (07) seven years.

LOC# (01)


BETA FIVE

(1) Greneral Vacuum Equipment Corp. electron beam metalyzing system, Mfg. 1995, 78" width capacity, 1200 feet per minute, 480 volt, 3 phase, 218 amps, model 95-005, overall size 9' X 10', serial number W9827-95

Unit Number: Beta V
Including, but not limited to, the following:

   (8) Electron beam
   (8) Airco Temescal Simba 2 electron beam power supplies, serial numbers 330, 337, 340, 338, 339, 336, 333 and 335
   (8) Programmable seep generators
   (8) High voltage controllers
   (8) Electron beam gun controllers
   (2) Polycolds, model PEC1100HC
   (6) Varian 20" diffusion  pumps,  model  016513/HS-20
   (8) Airco electron beam gun interfaces
   (4) Trige-Scott drive motors, model S90L01199100203050300011, serial numbers 104529421295, 104529211295, 104529311295 and 104529411295

AND ALL STANDARD AND ACCESSORY EQUIPMENT.

   FLEET CAPITAL CORPORATION                 Jack Fisher           Insurance Co.
                                             ----------------------
   BY:                                       BY:
      --------------------------------          --------------------------------
   NAME:                                     NAME:
        ------------------------------            ------------------------------
   TITLE:                                    TITLE:
         -----------------------------             -----------------------------

FLEET CAPITAL CORPORATION                                PAGE 1 OF 3
                                                  ADDITIONAL COLLATERAL SCHEDULE

Attached to and made part of the following documents: Additional Security Agreement dated as of: June 19, 1996 and UCC Financing Statement(s) with Flex Products, Inc.

The Equipment is currently located at:       2793 Northpoint Parkway
                                             Santa Rosa, California 95407

BETA ONE

(1) Leybold Hereaus electron beam roll coater, model Al600B30, Mfg. 1979, 52" width capacity, 3 meters per second, 480 volt, 3 phase, 122 Amps., Serial Number
_________________.



Unit Number: Beta I

Including, but not limited to, the following:

   (12) 30KW electron beam guns with power  supplies,  model D2D4
   (3) Polycolds, model PFC1PFC00ST
   (6) Diffusion pumps, 20" Water cooled
   (12) Electron gun controllers
   Winding Cabinet
   (12) Hewlett Packard 6253A dual DC power supplies, 0-200 volt, 3 amps
   (5) Leybold Hereaus vacuum motors, model PENNINGVAC PM 41152
   (4) Leybold Hereaus vacuum motors, model THERMOVPC TM 22052
   Viewing port holes
   Residual gas analyzers electron monitoring system, model QUADREX 200
   Meters
   Control Cabinets
   Catwalk and platform around machine
   Hi-resolution RAD monitoring system
   Winding shafts and chucks
   Sputtering power supply
   63 X 15 Target
   Web drives
   Plate lifter
   (6) Leybold Hereaus turbo pumps, model 1000C
   (4) Stokes vacuum pumps, model 412-11
   (2) Leybold Hereaus blowers, model RA7001S
   (4) Genvin portable oil filters
   Glow power supply
   (6) Filter amplifier chassis
   (2) Water cooled shield sets
   Sputtering targets
   Desktop computer
   Monitors with exception of proprietary plasma emission and optical monitor Pressure controllers
   Heco-Pacific crane

                                                         PAGE 2 OF 3
                                                  ADDITIONAL COLLATERAL SCHEDULE

BETA TWO

(l) Leybold Hereaus sputtering roll coater, Mfg. 1987, 54" width capacity, overall size approximately 16' X 12' X 12', 480 volt, 3 phase, Serial Number
_______

Unit Number: Beta II

Including, but not limited to, the following:

   (2) polycolds, model PFC65011ST
   (8) 8 X 54 sputtering targets with (8) SSV sputtering power supplies, serial numbers are MCC3K1-2, MCC3K3-4, MCC3I1-2, MCC3I3-4, MCC3G1-2, MCC3G3-4, MCC3F1-2, MCC3F3-4
   (2) Cryo-pumps
   Neslab chiller, model RTE-110
   (8) 90 Kilowatt breaker boxes
   (8) Systron Donner 0-60 VDC, 0-100 amp. power supplies
   (21) Leybold Hereaus turbo pumps, model 1000G
   (2) Leybold Hereaus blower station, model WAV2000
   (3)  Leybold Hereaus pumps, model S250-C
    Leybold Hereaus blower, model RUVAC, type WPV 251
   (2) Balston filters, model R1680
   Leybold  Hereaus  blower,  model RUVAC,  type 70001S
   Cooling Tower
   (4) Anode power supplies
   (4) Glow discharge power supplies
   Allen Bradley controls, PLC-30
   Herbert Schuller chilling system with tower
   (4) Optical monitoring devices
   Transformers
   Motor controls
   Sheet resistance monitor
   Safety platform with stairs
   (2) Target backing plates
   (2) Analog controllers
   (2) 50/50 tooling
   Turbo lifting fixture
   (43) sets of shields
   Gas handling system
   Cathode system
   Overhead trolley with crane
   (7) Spare Titanium targets
   (5) Zircon targets
   (6) Long shields

                                                         PAGE 3 OF 3
                                                  ADDITIONAL COLLATERAL SCHEDULE

The Equipment is Currenty Located at:   1402 Mariner Way
                                        Santa Rosa, California 95407

BETA THREE

   (2) Bell & Gossett pumps, models 11RC925 series 1510, serial numbers 1955297 and 1955296 Raven polypro tank, approximately 5' X 2' diameter
   Raven polypro tank, approximately 5' X 2' diameter
   (2) Bell & Gossett pumps, models 4BC9375, serial numbers 1957959 and 1957960, 625 GPM
   Alfa laval heat exchanger, type M6-FG, serial number 3010286368 with (4) 0-150 degree gauges
   Alfa laval heat exchanger, type MIO-BFG, serial number 3010286389 with (4) 0-150 degree gauges
   FSI water filter, model FSP-40N-30455, Mfg. 1995, 10 micron with 0-160 PSI gauge
   Dual water cooling condensing system, low pressure, high pressure with (2) KSB pumps, model ETACHROMB, valves, so1enoids
   (2) Edwards two stage vacuum pumps, model 275
   Air storage tank 4' X 2' diameter with 0-160 PSI guage
   Water filter system with (2) KSB ETACHROM-B-40160562, pumps, 2200 gallon round stainless steel tank, model BT33541
   Approximately 60' X 4" stainless steel piping with fittings
   Approximately 100' X 2" stainless steel piping with fittings

BETA FIVE

   WPH overhead wire rope crane, model 1 l/2 ton, serial number W6022015, approximately X-Y, travel is 55' X 35' X 40'
   Kinney vacuum rotary pump, model KT-505-LP, serial number 3011-2 with a dresser roots booster blower, 15HP, model HV3000, serial number H00224, 480 volts
   Kinney vacuum rotary pump, model KT-505-LP, serial number 3011-1 with a dresser roots booster blower, 15HP, model HV3000, serial number H00219 Dresser roots, 30MP booster pump
   (4) Emergency isolation switches
   (3) 5.5 Bar pneumatic actuator valves
   Solenoids
   Alfa laval heat exchanger, Mfg. 1995, serial number 3010286367
   (4) Weksler temperature gauges, 0-150 degrees Fahrenheit
   Raven round polypro storage tank, approximately 6' X 4' diameter, serial number G333465
   Approximately  60  feet  of 4"  304  stainless  steel  seamless  piping  with connectors
   (2)  ITT  Bell  &  Gossett  pumps,   series  1510,  20  HP,  200  GPM,  model
   21/2AB7000BF, serial numbers 1955295 and 1955296
   (2) FSI filter columns, stainless steel, Mfg. 1995, 10 micron filters, serial numbers 38121, 150 PSI
   Air storage tank 4' X 2' diameter with a 0-160 PSI gauge
   Miscellaneous spare parts

                                             Jack Fisher           Insurance Co.
                                             ----------------------

   FLEET CAPITAL CORPORATION                 FLEX PRODUCTS, INC.

   BY:                                       BY:
      --------------------------------          --------------------------------
   NAME:                                     NAME:
        ------------------------------            ------------------------------
   TITLE:                                    TITLE:
         -----------------------------             -----------------------------

[LOGO] Fleet                                             SECRETARY'S CERTIFICATE
Capital Leasing
50 Kennedy Plaza
Providence, Rhode Island 02903-2305

The undersigned, Joseph C. Zils, the duly elected Secretary of FLEX PRODUCTS, INC. (the "Corporation"), in order to induce Fleet Capital Corporation ("FCC") to enter into one or more loans, leases or otherwise extend financial accommodations to or for the benefit of the Corporation, hereby certifies to FCC that:

(i) the Corporation is duly organized, validly existing and in good standing under the laws of the State or Commonwealth of DELAWARE;

(ii) the Corporation has full corporate power and authority to enter into one or more transactions, at any time and in any amount or form, with FCC: (a) to sell to and/or lease or purchase from FCC any personal property or fixtures; (b) to borrow and otherwise effect loans and advances or extensions of credit; (c) to guaranty or otherwise provide financial accommodations or additional security for the payment and performance of any obligations or indebtedness owing to FCC by the Corporation or any other party; and (d) to sell, assign, transfer, mortgage, pledge, hypothecate, grant security interests in, endorse and deliver to FCC, any and all real or personal property of the Corporation, tangible or intangible, of every name and description, as security for the payment and performance of any obligations or indebtedness owing to FCC by the Corporation or any other party, or otherwise in connection with any of the foregoing (the "Authorized Transactions");

(iii) each of the officers designated below (an "Authorized Officer"), is a duly elected (or appointed), qualified and acting officer of the Corporation, and the signature appearing opposite his or her name below is his or her genuine signature:

     Name                      Office                             Signature
     ----                      ------                             ---------
Michael B. Sullivan           President
-------------------------   ------------------------   -------------------------

-------------------------   ------------------------   -------------------------

-------------------------   ------------------------   -------------------------

(iv) each Authorized Officer has full power and authority to act alone on behalf of the Corporation with respect to the Authorized Transactions and to do and perform all acts and things, and to execute and deliver all instruments and documents of every kind and nature he or she may deem necessary, proper or incidental to, or which is otherwise required by FCC in connection with, completion of the Authorized Transactions, including but not limited to one or more leases, loan agreements, promissory notes, security agreements, schedules, riders, certificates, guaranties, pledge agreements, subordination agreements, purchase orders or agreements, disbursement authorizations, invoices, bills of sale, intercreditor agreements, consents, disclaimers of interests, legal opinions and UCC financing statements and any future modification(s) or amendments thereof ("Authorized Documentation"), with such execution and delivery to be conclusive evidence that such Authorized Transactions have been duly and specifically authorized and approved by the Board of Directors of the Corporation as being for the benefit of the Corporation in consideration of reasonably equivalent value to the Corporation, and that such Authorized Documentation is intended by the Board of Directors to constitute the valid and legally binding obligations of the Corporation, enforceable by FCC in accordance with their terms;

(v) all corporate votes, meetings, consents or other actions necessary or appropriate to duly and properly authorize the Corporation to enter into the Authorized Transactions and for the Authorized Officers to execute and deliver the Authorized Documentation has been taken, and such corporate actions are in full force and effect as of the date hereof and have not been modified or rescinded in any respect;

(vi) all previous acts of, and all documents and papers heretofore executed and delivered by, any Authorized Officer in connection with the Authorized Transactions or any Authorized Documentation are ratified, confirmed and approved as the act or acts of the Corporation; and

(vii) the Corporation shall furnish written notice to FCC of any revocation, modification or amendment of any corporate action affecting any of the foregoing certifications, and FCC shall be entitled to rely on these certifications until such notice is received by FCC.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation, this 11th day of July, 1996

                               /s/ Joseph C. Zils
                         ------------------------------
                                    Secretary

July 11, 1996

FLEET CAPITAL CORPORATION
50 Kennedy Plaza
Providence, Rhode Island 02903-2305

Re:  Master  Lease   Agreement  (the  "Master   Lease")  between  Fleet  Capital
     Corporation  ("Fleet") and Flex Products,  Inc.  ("Lessee")  dated June 19,
     1996

Gentlemen:

        I serve as Vice President, General Counsel and Secretary of Optical Coating Laboratory, Inc. and as Secretary of Lessee. I have also been authorized by the Chairman of the Board of Directors of Lessee to oversee and manage the legal affairs for Lessee. In this capacity, I have acted as counsel for Lessee in connection with the proposed transaction between Lessee and you as set forth in the Master Lease and with respect to certain equipment described in the Master Lease (the "Equipment") along with John V. Erickson of the law firm of Collette & Erickson.

        In connection with the Master Lease I have been furnished with originals or copies certified to my satisfaction of such corporate or other records of the Lessee, with such certificates of officers and representatives of the Lessee, and with such other documents, and I have made such other examinations and investigations, as I have deemed necessary as a basis for the opinions expressed below.

        All capitalized terms used and not expressly defined below shall have the meaning given to them in the Master Lease.

        In conducting my examination I have assumed, without investigation, the genuineness of all signatures, the correctness of all certificates, the authenticity of all certificates and documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such copies, and the accuracy and completeness of all records made available to me by the Lessee or any of its affiliates. I have also assumed, without investigation, the accuracy of the representations and warranties as to factual matters made by any party in the Master Lease and all related documents and the accuracy of the representations and statements made to me by officers, affiliates or employees of the Lessee, its officers and by public officials, except to the extent I have actual knowledge to the contrary. In making my examination of documents and instruments executed by any person or entity other than the Lessee, I have assumed, without investigation, that each such other person or entity has (i) the power, capacity, right and legal authority to enter into and perform all of its obligations under such documents and instruments, (ii) duly authorized all requisite action with respect to such documents and instruments, and (iii) duly executed and delivered such documents and instruments.

        Whenever a statement below is qualified by the phrase "known to me" or "to my knowledge" it is intended to indicate that no information that would give me actual knowledge of,

Fleet Capital Corporation
July 11, 1996                                                   Optical Coating
Page 2                                                          Laboratory, Inc.

or a reasonable belief concerning, the inaccuracy of such statement has come to my attention. Except as otherwise expressly indicated, I have not undertaken any independent investigation to determine the accuracy of such statement, and any limited inquiry undertaken by me during the preparation of this opinion letter should not be regarded as such an investigation.

        In rendering the opinions hereinafter expressed, I have also assumed, without investigation, that the following facts are true:

        Fleet will enforce its rights under the Master Lease in circumstances and in a manner in which it is commercially reasonable to do so.

        Fleet is not subject to any statute, role, or regulation, or to any impediment to which contracting parties are generally not subject, which requires the Lessee or any other person or party to obtain the consent of, or to make a declaration or filing with, any governmental authority or other person or entity.

        The   opinions   expressed   below   are   subject   to  the   following
qualifications:

        My opinions below are subject to the following: (a) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium, and other similar laws now or hereafter in effect relating to or affecting the rights of creditors generally; (b) the limitations imposed by California law, federal law, or equitable or public policy principles upon the performance or enforceability of any of the remedies, covenants, or other provisions of the Master Lease and upon the availability of injunctive relief or other equitable remedies, including, without limitation, the effect of California and federal court decisions invoking statutes or principles of equity or of public policy, which have held that certain covenants and provisions of agreements are unenforceable where: (i) the breach of such covenants or provisions imposes restrictions or burdens upon the debtor, including acceleration, termination or the imposition of late payment charges or increased interest rates upon delinquency in the payment of sums or indebtedness due, and it cannot be demonstrated that the enforcement of such restrictions or burdens is reasonably necessary for the protection of the creditor, or (ii) the creditor's enforcement of such covenants or provisions under the circumstances would violate the creditor's implied covenant of good faith and fair dealing; and (c) the limitations upon the ability of the Lessee or any other party to the Master Lease to waive any rights, claims or defenses available to such party at law or in equity pursuant to statute or otherwise.

        In expressing my opinions below, I note that Fleet's right to enforce remedies set forth in or permitted under the Master Lease may be subject to various procedural limitations imposed by California law.

        My opinions below are limited to the effect of the laws of the State of California and of the federal laws of the United States. In addition, to the extent that my opinions reach the validity or enforceability of the Master Lease, I have assumed that such validity and enforceability is governed by the law of the State of California applicable to agreements made and entirely performed in California by California residents. I express no opinion regarding the enforceability of the choice of law and other provisions contained in paragraph 20 of the Master Lease.

        My opinions with respect to the validity and enforceability of the Master Lease do not reach the question of whether the Master Lease might be re-characterized (for taxation or other purposes) as something other than a lease (for example, a debt instrument). I express no opinion on the proper characterization of the Master Lease (for taxation or any other purpose), and I have assumed

 Fleet Capital Corporation
 July 11, 1996
 Page 3                                                          Optical Coating
                                                                Laboratory, Inc.

for   purposes of my opinions  that a court will  construe the Master Lease as a lease document.

        I have not made or undertaken to make any investigation of the state of title to any real property or personal property, or of the filing or recordation of any document or instrument. I express no opinion with respect to the title of such real or personal property or to the priority of any lien or claim created with respect thereto.

        My opinions below are limited to matters expressly set forth in this opinion letter, and no opinion is to be implied or may be inferred beyond the matters expressly so stated.

        Based upon and subject to the foregoing, I am of the opinion that:

        1. Lessee is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and is qualified to do business in each jurisdiction in which such qualification is necessary in order for Lessee to carry out its business and to perform its obligations under the Master Lease (including each state or other jurisdiction in which any of the Equipment will be located), and is in good standing under the laws of each jurisdiction in which it is so qualified.

        2. Lessee has the requisite power and authority to execute and perform the Master Lease and the transactions contemplated therein.

        3. The transaction contemplated by the Master Lease, the execution and delivery of the Master Lease and other related instruments, documents and agreements, and the compliance by the Lessee with the terms thereof, and the payment and performance by Lessee of all of its obligations thereunder (a) have been duly and legally authorized by appropriate action taken by Lessee (b) are not in contravention of, and will not result in a violation or breach of, any of the terms of any Certificate of Incorporation (or equivalent document), By-Laws, provisions relating to shares of the capital stocks, any provision of law, any order of any court or other agency of government, or any indenture, partnership agreement or certificate agreement or other instrument of which Lessee is a party, or by or under which Lessee or any of Lessee's property is bound, or be in conflict with, result in breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or any instrument, or result in the creation or imposition of any lien upon any of Lessee's property or assets. In this regard, however, you have been informed that there exists an agreement between the two current stockholders of Lessee pursuant to which ownership and control of Lessee may change from Optical Coating Laboratory, Inc. without any action on the part of Lessee.

        4. The Master Lease has been executed by the duly authorized officer or officers of Lessee and constitutes, the legal, valid and binding obligations of Lessee, enforceable in accordance with its terms. The laws of the state of California will not be applied in such a fashion that the transaction contemplated by the Master Lease will be found to be usurious.

        5. Neither the execution and delivery of the Master Lease, or the payment and performance by Lessee of all of its obligations thereunder, required the consent or approval of, the giving of notice to, or the registration, filing or recording with, or the taking of any other action in respect of, any federal, state or foreign government or governmental authority or agency or any other person.

        6. No mortgage, deed of trust or other lien which now covers or affects or which may hereafter cover or affect any property or interest therein of Lessee now attaches or hereafter will

Fleet Capital Corporation
July 11, 1996                                                   Optical Coating
Page 4                                                          Laboratory, lnc.

attach to the Equipment or in any manner affects or will affect adversely your right, title and interest therein.

        7. There is no litigation or other proceeding now pending or, to the best of my knowledge threatened, against the Lessee, in any court or before any regulatory commission, board or other administrative governmental agency which would directly or indirectly adversely affect or impair your title to the equipment, or which, if decided adversely to Lessee, would materially adversely affect the business operations or final condition of Lessee.

        This opinion letter is rendered solely for the benefit of Fleet, its successors and assigns. Without my prior written consent, this opinion letter may not be relied upon by any other persons or entities.

                                    Regards,

                                    /s/ Joseph Zils

                                    Joseph Zils

                               SUPPORT AGREEMENT
                       BETWEEN FLEET CAPITAL CORPORATION,
                        OPTICAL COATING LABORATORY, INC.
                            AND FLEX PRODUCTS, INC.

        This Support Agreement, made and entered into as of July 11, 1996, between FLEET CAPITAL CORPORATION ("Fleet"), OPTICAL COATING LABORATORY, INC. ("Parent"), and FLEX PRODUCTS, INC. ("Subsidiary").

Recitals:

        A. Parent owns sixty percent (60%) of the outstanding common stock of Subsidiary; and

        B. Subsidiary has entered into that certain Master Equipment Lease Agreement No. 32089 dated as of June 19, 1996 (the "Agreement") under which Subsidiary now has and/or shall incur certain liabilities and obligations to Fleet; and

        C. Parent and Subsidiary desire to take certain actions and enhance and maintain the financial condition of Subsidiary as hereinafter set forth in order that Subsidiary might meet its Obligations (as hereinafter defined) to Fleet.

        NOW,   THEREFORE,   in  consideration  of  the  mutual  promises  herein
contained, the parties hereto agree as follows:

        1. Stock Ownership. During the term of this Support Agreement, Parent will maintain a majority of the voting capital stock of Subsidiary now or hereafter issued and outstanding.

        2. Financial Covenants. During such period of time as any of the Obligations of the Lessee to Fleet are outstanding, Parent agrees that it shall not accept any payment, whether by dividend, salary, bonus, commission, loan or other compensation other than in the ordianry course of business, which would be a contributing cause to Lessee's violation of, the terms and conditions of Lessee's obligations to Fleet, including, but not limited to, Lessee's financial covenants under the Agreement.

        3. Performance Provision. Upon and during the pendancy of any default by the Lessee which is caused in whole or in part by any payment to Parent other than in the ordinary course of business, or by failure of Parent to pay amounts owing to Subsidiary when due, or by transfer of Subsidiary's assets to Parent, Parent agrees hereby to cause Subsidiary to fully and promptly perform all of the obligations which Subsidiary presently has or hereafter may have to Fleet whether under the Agreement or otherwise (collectively, the "Obligations"), and agrees to indemnify Fleet against any loss which it may sustain, and expense it may incur, in connection with such default.

                                                                          1 of 3

        4. Rights of Fleet. In the event that Subsidiary fails, is unable or refuses to perform any of its Obligations in a timely manner, and such failure to perform has been caused in whole or in part by a breach of Paragraph 2 or 3 of this Support Agreement by Parent, Fleet may proceed directly against Parent to collect any of said Obligations and may exercise against Parent and/or Subsidiary any rights and remedies that it may have under the Agreement or any other agreement with respect to the Obligations. The obligations of Parent hereunder shall not be affected by any waiver, modification, extension, amendment or other change in any of the underlying Obligations between Fleet and Subsidiary.

        5. Termination; Amendment. This Support Agreement may be amended or terminated at any time by written amendment or agreement signed by all parties.

        6. Notices. Any notice, instruction, request, consent, demand or other communication required or contemplated by this Support Agreement to be in writing shal1 be given or made or communicated by first class mail, addressed as follows:

      If to Parent:           Optical Coating Laboratory, Inc.
                              2789 Northpoint Parkway
                              Santa Rosa, CA 95047-7397
                              Attn: General Counsil

      If to Subsidiary:       Flex Products, Inc.
                              1402 Marina Way
                              Santa Rosa, CA 95407-7370
                              Attn: President

      If to FLEET:            Fleet Capital Corporation
                              50 Kennedy Plaza, 5th floor
                              Providence, RI 02903
                              Attn: Customer Service

        7. Succcessors. The covenants, representations, warranties and agreements herein set forth shall be mutually binding upon and inure to the mutual benefit of Parent and its successors and Subsidiary and its successors and Fleet and its successors and assigns.

        8. Governing Law; Counterparts. This Support Agreement shall be governed by the laws of the State of Rhode Island. This instrument may be executed in counterparts and the executed counterparts shal1 together constitute one instrument.

                                                                          2 of 3

        IN WITNESS WHEREOF, the parties hereto have set their hands and affixed their corporate seals as of the day and year first above written.

OPTICAL COATING LABORATORY, INC.

By: /s/ John M. Markovich
    ------------------------------
Name:   John M. Markovich
      ----------------------------
Title:  VP Finance & CFO
       ---------------------------

FLEX PRODUCTS, INC.

By: /s/ Michael R. Sullivan
    ------------------------------
Name:   Michael R. Sullivan
      ----------------------------
Title:  President
       ---------------------------

FLEET CAPITAL CORPORATION

By: /s/ John J. Gould
    ------------------------------
Name:   John J. Gould
      ----------------------------
Title:  Vice President
       ---------------------------

                                                                          3 of 3

[LOGO] Fleet                                             SECRETARY'S CERTIFICATE
Capital Leasing

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

The undersigned, Joseph C. Zils, the duly elected Secretary of OPTICAL COATING LABORATORY, INC. (the "Corporation"), in order to induce Fleet Capital Corporation ("FCC") to enter into one or more loans, leases or otherwise extend financial accommodations to or for the benefit of the Corporation, hereby certifies to FCC that:

(i) the Corporation is duly organized, validly existing and in good standing under the laws of the State or Commonwealth of DELAWARE;

(ii) the Corporation has full corporate power and authority to enter into one or more transactions, at any time and in any amount or form, with FCC: (a) to sell to and/or lease or purchase from FCC any personal property or fixtures; (b) to borrow and otherwise effect loans and advances or extensions of credit; (c) to guaranty or otherwise provide financial accommodations or additional security for the payment and performance of any obligations or indebtedness owing to FCC by the Corporation or any other party; and (d) to sell, assign, transfer, mortgage, pledge, hypothecate, grant security interests in, endorse and deliver to FCC, any and all real or personal property of the Corporation, tangible or intangible, of every name and description, as security for the payment and performance of any obligations or indebtedness owing to FCC by the Corporation or any other party, or otherwise in connection with any of the foregoing (the "Authorized Transactions");

(iii) each of the officers designated below (an "Authorized Officer"), is a duly elected (or appointed), qualified and acting officer of the Corporation, and the signature appearing opposite his or her name below is his or her genuine signature:

     Name                      Office                             Signature
     ----                      ------                             ---------
John M. Markovich           Vice President, CFO        /s/ John M. Markovich
-------------------------   ------------------------   -------------------------

-------------------------   ------------------------   -------------------------

-------------------------   ------------------------   -------------------------

(iv) each Authorized Officer has full power and authority to act alone on behalf of the Corporation with respect to the Authorized Transactions and to do and perform all acts and things, and to execute and deliver all instruments and documents of every kind and nature he or she may deem necessary, proper or incidental to, or which is otherwise required by FCC in connection with, completion of the Authorized Transactions, including but not limited to one or more leases, loan agreements, promissory notes, security agreements, schedules, riders, certificates, guaranties, pledge agreements, subordination agreements, purchase orders or agreements, disbursement authorizations, invoices, bills of sale, intercreditor agreements, consents, disclaimers of interests, legal opinions and UCC financing statements and any future modification(s) or amendments thereof ("Authorized Documentation"), with such execution and delivery to be conclusive evidence that such Authorized Transactions have been duly and specifically authorized and approved by the Board of Directors of the Corporation as being for the benefit of the Corporation in consideration of reasonably equivalent value to the Corporation, and that such Authorized Documentation is intended by the Board of Directors to constitute the valid and legally binding obligations of the Corporation, enforceable by FCC in accordance with their terms;

(v) all corporate votes, meetings, consents or other actions necessary or appropriate to duly and properly authorize the Corporation to enter into the Authorized Transactions and for the Authorized Officers to execute and deliver the Authorized Documentation has been taken, and such corporate actions are in full force and effect as of the date hereof and have not been modified or rescinded in any respect;

(vi) all previous acts of, and all documents and papers heretofore executed and delivered by, any Authorized Officer in connection with the Authorized Transactions or any Authorized Documentation are ratified, confirmed and approved as the act or acts of the Corporation; and

(vii) the Corporation shall furnish written notice to FCC of any revocation, modification or amendment of any corporate action affecting any of the foregoing certifications, and FCC shall be entitled to rely on these certifications until such notice is received by FCC.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation, this 11th day of July, 1996

                               /s/ Joseph C. Zils
                         ------------------------------
                                    Secretary

                                 MASTER EQUIPMENT LEASE AGREEMENT No. 32089

 LESSOR: FLEET CAPITAL CORPORATION            LESSEE: FLEX PRODUCTS, INC.
         a Rhode Island corporation                   a Delaware corporation

Address: 50 Kennedy Plaza                     Address: 1402 Mariner Way
         Providence, Rhode Island 02903-2305        Santa Rosa, California 95047

1. LEASE OF EQUIPMENT
   Subject to the terms and conditions set forth herein (the "Master Lease") and in any Lease Schedule incorporating the terms of this Master Lease (each, a "Lease Schedule"). Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the items and units of personal property described in each such Lease Schedule, together with all replacements, parts, additions, accessories and substitutions therefor (collectively, the "Equipment"). Each Lease Schedule shall constitute a separate, distinct and independent lease of Equipment and contractual obligation of Lessee. References to "the Lease", "this Lease" or "any Lease" shall mean and refer to any Lease Schedule which incorporates the terms of this Master Lease, together with all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with such Lease Schedule or this Master Lease, all as the same may be amended or modified from time to time. The Equipment is to be delivered and installed at the location specified or referred to in the applicable Lease Schedule. The Equipment shall be deemed to have been accepted by Lessee for all purposes under this Lease upon Lessor's receipt of an Acceptance Certificate with respect to such Equipment, executed by Lessee after receipt of all other documentation required by Lessor with respect to such Equipment. Lessor shall not be liable or responsible for any failure or delay in the delivery of the Equipment to Lessee for whatever reason. As used in the Lease with respect to any item of Equipment, the terms "Acceptance Date", "Acquisition Cost", "Rental Payment(s)", "Rental Payment Dates", "Rental Payment Numbers", "Rental Payment Commencement Date", "Lease Term" and "Lease Term Commencement Date" shall have the meanings and values assigned to them in the Lease Schedule and the Acceptance Certificate applicable to such Equipment.

2. TERM AND RENT
   The Lease Term for each item of Equipment shall be as specified in the applicable Lease Schedule. Rental Payments shall be in the amounts and shall be due and payable as set forth in the applicable Lease Schedule. If any rent or other amount payable hereunder shall not be paid within 10 days of the date when due, Lessee shall pay as an administrative and late charge an amount equal to 5% of the amount of any such overdue payment. In addition, Lessee shall pay overdue interest on any delinquent payment or other amounts due under the Lease (by reason of acceleration or otherwise) from 30 days after the due date until paid at the rate of 1 1/2% per month or the maximum amount permitted by applicable law, whichever is lower. All payments to be made to Lessor shall be made to Lessor in immediately available funds at the address shown above, or at such other place as Lessor shall specify in writing. THIS IS A NON-CANCELABLE, NON-TERMINABLE LEASE OF EQUIPMENT FOR THE ENTIRE LEASE TERM PROVIDED IN EACH LEASE SCHEDULE HERETO.

3. POSSESSION; PERSONAL PROPERTY
   No right, title or interest in the Equipment shall pass to Lessee other than the right to maintain possession and use of the Equipment for the Lease Term (provided no Event of Default has occurred) free from interference by any person claiming by, through, or under Lessor. The Equipment shall always remain personal property even though the Equipment may hereafter become attached or affixed to real property. Lessee agrees to give and record such notices and to take such other action at its own expense as may be necessary to prevent any third party (other than an assignee of Lessor) from acquiring or having the right under any circumstances to acquire any interest in the Equipment or this Lease.

4. DISCLAIMER OF WARRANTIES
   LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT, NOR THE AGENT THEREOF, AND MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT, ITS FITNESS FOR A PARTICULAR PURPOSE, ITS DESIGN OR CONDITION, ITS CAPACITY OR DURABILITY, THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE MANUFACTURE OR ASSEMBLY OF THE EQUIPMENT, OR THE CONFORMITY OF THE EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER RELATING THERETO, OR PATENT INFRINGEMENTS, AND LESSOR HEREBY DISCLAIMS ANY SUCH WARRANTY. LESSOR IS NOT RESPONSIBLE FOR ANY REPAIRS OR SERVICE TO THE EQUIPMENT, DEFECTS THEREIN OR FAILURES IN THE OPERATION THEREOF. Lessee has made the selection of each item of Equipment and the manufacturer and/or supplier thereof based on its own judgment and expressly disclaims any reliance upon any statements or representations made by Lessor. For so long as no Event of Default (or event or condition which, with the passage of time would become such an Event of Default) has occurred and is continuing, Lessee shall be the beneficiary of, and shall be entitled to, all rights under any applicable manufacturer's or vendor's warranties with respect to the Equipment, to the extent permitted by law.

   If the Equipment is not delivered, is not properly installed, does not operate as warranted, becomes obsolete, or is unsatisfactory for any reason whatsoever, Lessee shall make all claims on account thereof solely against the manufacturer or supplier and not against Lessor, and Lessee shall nevertheless pay all rentals and other sums payable hereunder. Lessee acknowledges that neither the manufacturer or supplier of the Equipment, nor any sales representative or agent thereof, is an agent of Lessor, and no agreement or representation as to the Equipment or any other matter by any such sales representative or agent of the manufacturer or supplier shall in any way affect Lessee's obligations hereunder.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS
   Lessee represents and warrants to and covenants with Lessor that:

   (a) Lessee has the form of business organization indicated above and is duly organized and existing in good standing under the laws of the state listed in the caption of this Master Lease and is duly qualified to do business wherever necessary to carry on its present business and operations and to own its property; (b) this Lease has been duly authorized by all necessary action on the part of Lessee consistent with its form of organization, does not require any further shareholder or partner approval, does not require the approval of, or the giving notice to, any federal, state, local or foreign governmental authority and does not contravene any law binding on Lessee or contravene any certificate or articles of incorporation or by-laws or partnership certificate or agreement, or any agreement, indenture, or other instrument to which Lessee is a party or by which it may be bound; (c) this Lease has been duly executed and delivered by authorized officers or partners of Lessee and constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms; (d) Lessee has not and will not, directly or indirectly, create, incur or permit to exist any lien, encumbrance, mortgage, pledge, attachment or security interest on or with respect to the Equipment or this Lease (except those of persons claiming by, through or under Lessor); (e) the Equipment will be used solely in the conduct of Lessee's business and will remain in the location shown on the applicable Lease Schedule unless Lessor otherwise agrees in writing and Lessee has completed all notifications, filings, recordings and other actions in such new location as Lessor may reasonably request to protect Lessor's interest in the Equipment; (f) there are no pending or threatened actions or proceedings before any court or administrative agency which materially adversely affect Lessee's financial condition or operations, and all credit, financial and other information provided by Lessee or at Lessee's direction is, and all such information hereafter furnished will be, true, correct and complete in all material respects; (g) Lessor has not selected, manufactured or supplied the Equipment to Lessee and has acquired any Equipment subject hereto solely in connection with this Lease and Lessee has received and approved the terms of any purchase order or agreement with respect to the Equipment; (h) Lessee shall maintain, as of the end of each of Lessee's fiscal quarters, a Fixed Charge Coverage Ratio of not less than 1.75:1 for each cumulative four quarter period (if Lessee issues stock through an initial public stock offering ("IPO") (x) during its fiscal quarter ending April 30, 1997, and the net proceeds to Lessee from such IPO are no less than $15,0OO,000, and at the conclusion of such fiscal quarter Lessee's TangibLe Net Worth is no less than the Base Net Worth, or (y) after April 30, 1997, and Lessee's Tangible Net Worth, immediately following such IPO, is no less than the Base Net Worth plus 50% of Lessee's total Net Income for each fiscal quarter from and after the fiscal quarter ending July 31, 1997, to the date of the

IPO, Lessee shall thereafter maintain a Fixed Charge Coverage Ratio of no less than 1.2:1); (i) Lessee shall maintain a ratio of total liabilities (including the present value of non-cancelable equipment operating lease rentals) to Tangible Net Worth of not more than 2.75:1 through until July 31, 1997, and of not more than 2.0:1 thereafter; (j) Lessee shall maintain a Tangible Net Worth of not less than $7,728,000 (the "Minimum Tangible Net Worth") through April 30, 1996, which Minimum Tangible Net Worth shall increase as of the end of each of Lessee's fiscal quarters thereafter by the sum of (x) 50% of Lessee's Net Income during such quarter and (y) 80% of the net proceeds of any stock issued by Lessee during such quarter; (k) Lessee shall not make any payments to shareholders, whether by dividend, commission, repayment of debt, loan or other payments, if such payments would cause Lessee's cumulative four quarter Adjusted Fixed Charge Coverage Ratio to be less than 1.0:1 or Lessee's Current Ratio to be less than 1.2:1 or result in Lessee's breach of any other covenant herein; and (1) more than 50% of Lessee's voting capital stock, or effective control of Lessee's voting capital stock, issued and outstanding from time to time, shall be retained by Optical Holding Laboratory, Inc., ("OCLI"). Notwithstanding the provisions set forth in Section 5 (1) above, in the event that SICPA Holding, S.A. ("SICPA") acquires more than 50% of Lessee's voting capital stock, or effective control of Lessee's voting capital stock, issued and outstanding from time to time, Lessor agrees that, upon delivery of such financial information on SICPA as Lessor deems necessary, Lessor shall consider a request by Lessee to substitute SICPA for OCLI for purposes of the covenant set forth in Section 5
(1). The sale of the Equipment by Lessee to Lessor and Lessee's undertaking of the obligations contained herein shall not cause Lessee to be insolvent within the meaning of applicable state and/or federal laws. The payment by Lessor to Lessee of the Acquisition Cost of the Equipment, as set forth from time to time on the Acquisition Certificate, is fair consideration for each item of Equipment within the meaning of applicable state and federal laws.

   Without limiting the generality of any of the foregoing representations and warranties, the sale by Lessee to Lessor of the Equipment does not require any stockholder approval or consent of any trustee or holders of any indebtedness or obligations of Lessee and will not, to Lessee's knowledge, contravene any laws, statutes, regulations, judgments or decrees applicable to Lessee, including, but not limited to, laws or statutes regarding fraudulent conveyances, bankruptcy, creditors' rights or bulk transfers, or the certificate of incorporation or by-laws of Lessee, or contravene the provisions of, or constitute a default under, or violate any restrictive covenants or other agreement to which Lessee is a party or by which Lessee or its assets may be bound or affected, and any authorization, approval, license, filing or registration with any court or governmental agency or instrumentality which is necessary in connection with such sale has, to Lessee's knowledge, been effected and a written copy thereof has been delivered to Lessor. Lessee has full power, authority and legal right to sell the Equipment to Lessor. The sale of the Equipment to Lessor has been duly authorized by all necessary corporate action and constitutes a legal, valid and binding obligation of Lessee. Lessor's decision to accept such substitution shall be made in Lessor's sole discretion and will require, among other things, the execution of a Support Agreement from SICPA substantially in the form of the Support Agreement executed by OCLI.

   For the purposes of this section the following definitions shall apply:

     "Adjusted Fixed Charge Coverage Ratio" shall be defined as the sum of Net Income, depreciation, amortization, interest expense, taxes on income, and operating lease payments divided by the sum of interest expense, current maturities of long term debt, operating lease payments, net repayment of shareholder debt on an intra-quarterly basis, and dividend payments.

     "Base Net Worth" shall be defined as the sum of the net proceeds received by Lessee from the issuance of stock through an IPO and $15,000,000.

     "Current Ratio" shall be defined as all cash, cash equivalents, accounts receivable, inventory, prepaid expenses, and other current rights to receive payments as of the date of determination thereof in accordance with generally accepted accounting principles ("GAAP") divided by all liabilities which should, in accordance with GAAP consistently applied, be classified as current liabilities, and in any event including all indebtedness payable on demand or within one year from the date of determination without any option on the part of Lessee to extend or renew beyond such year, and including the current portion of long term debt required to be paid within one year.

     "Fixed Charge Coverage Ratio" shall be defined as the sum of net income, depreciation, amortization, interest expense, and operating lease payments divided by the sum of interest expense, current maturities of long term debt, and operating lease payments.

     "Tangible  Net  Worth"  shall  be  defined  as the  excess  of all  assets, excluding any value for goodwill, trademarks, patents, copyrights, organization expense, other similar intangible items, and receivables from stockholders that do not arise from the sale of product to stockholders, employees and affiliated companies, over total liabilities.

   All other financial terms used herein and not defined herein, shall be defined in accordance with GAAP, consistently applied.

6. INDEMNITY
   Lessee assumes the risk of liability for, and hereby agrees to indemnify and hold safe and harmless, and covenants to defend, Lessor, its employees, servants and agents from and against: (a) any and all liabilities, losses, damages, claims and expenses (including legal expenses of every kind and nature) arising out of the manufacture, purchase, shipment and delivery of the Equipment to Lessee, acceptance or rejection, ownership, titling, registration, leasing, possession, operation, use, return or other disposition of the Equipment, including, without limitation, any liabilities that may arise from patent or latent defects in the Equipment (whether or not discoverable by Lessee), any claims based on absolute tort liability or warranty and any claims based on patent, trademark or copyright infringement; (b) any and all loss or damage of or to the Equipment; and (c) any obligation or liability to the manufacturer or any supplier of the Equipment arising under any purchase orders issued by or assigned to Lessor.

7. TAXES AND OTHER CHARGES
   Lessee agrees to comply with all laws, regulations and governmental orders related to this Lease and to the Equipment and its use or possession, and to pay when due, and to defend and indemnify Lessor against liability for all license fees, assessments, and sales, use, property, excise, privilege and other taxes (including any related interest or penalties) or other charges or fees now or hereafter imposed by any governmental body or agency upon any Equipment, or with respect to the manufacturing, ordering, shipment, purchase, ownership, delivery, installation, leasing, operation, possession, use, return, or other disposition thereof or the rentals hereunder (other than taxes on or measured solely by the net income of Lessor). Any fees, taxes or other lawful charges paid by Lessor upon failure of Lessee to make such payments shall at Lessor's option become immediately due from Lessee to Lessor.

   Lessor and Lessee agree that Lessor is the owner of the Equipment for Federal income tax purposes. Lessee covenants that it shall not take any action which is inconsistent with Lessor's ownership of the Equipment.

   For purposes of this Section 7, the term Tax Benefits shall mean cost recovery deductions under Section 168 of the Internal Revenue Code of 1986, as amended, using a 200% declining balance method of depreciation switching to the straight line method for the first taxable year for which such method will yield larger depreciation deductions, and assuming a half-year convention and zero salvage value, for the applicable recovery period for such Equipment as set forth in the Lease Schedule with respect to such Equipment.

   If, as a result of any act, failure to act or any omission on the part of Lessee, or breach of any representation, warranty or covenant made by Lessee hereunder, there shall be a loss, disallowance, recapture or delay in claiming all or any portion of the Tax Benefits with respect to the Equipment, or there shall be included in Lessor's gross income for Federal, state or local income tax purposes any amount on account of any addition, modification or improvement to or in respect of any of the Equipment made or paid for by Lessee (any loss, disallowance, recapture, delay, inclusion or change being herein called a "Tax Loss"), then thirty (30) days after written notice to Lessee by Lessor that a Tax Loss has occurred, Lessee shall pay Lessor a lump sum amount which, after deduction of all taxes required to be paid by Lessor with respect to the receipt of such amount, will provide Lessor with an amount necessary to maintain Lessor's after-tax economic yield and overall net after-tax cash flows at least at the same level that would have been available if such Tax Loss had not occurred, plus any interest, penalties or additions to tax which may be imposed in connection with such Tax Loss. In lieu of paying such Tax Loss in a lump sum, Lessor may require, or upon Lessee's request, may agree, in Lessor's sole discretion, that such Tax Loss shall be paid in equal periodic payments over the applicable remaining Lease Term with respect to such Equipment with each Rental Payment due and payable with respect to such Equipment. Notwithstanding, and in addition to, the portion of the Tax Benefits with respect to the Equipment and such loss of Tax Benefits is the result of any act, failure to act or any omission on the part of Lessee or a breach of any representation, warranty or covenant made by Lessee hereunder, and either (a) a deficiency shall have been proposed by the Internal Revenue Service or other taxing authority having jurisdiction, or (b) tax counsel for Lessor has rendered an opinion to Lessor that such Tax Loss has so occurred. The foregoing indemnities and covenants set forth in Section 7 of this Master Lease shall continue in full force and effect and shall survive the expiration or earlier termination of the Lease.

8. DEFAULT
   Lessee shall be in default of this Lease upon the occurrence of any one or more of the following events (each an "Event of Default"):

   (a) Lessee shall fail to make any payment, of rent or otherwise, under any Lease within 10 days of the date when due; or (b) Lessee shall fail to obtain or maintain any of the insurance required under any Lease; or (c) Lessee shall fail to perform or observe any covenant, condition or agreement under any Lease, and such failure continued for 10 days after notice thereof to Lessee, provided, however, that no such failure to perform or observe shall constitute an Event of Default hereunder, where Lessee has commenced curing such failure to perform or observe within such ten (10) day period and continues to diligently pursue such cure in the opinion of Lessor; or (d) Lessee shall default in the payment or performance of any indebtedness or obligation to Lessor or any affiliated person, firm or entity controlling, controlled by or under common control with Lessor, under any loan, note, security agreement, lease, guaranty, title retention or conditional sales agreement or any other instrument or agreement evidencing such indebtedness with Lessor or such other affiliated person, firm or entity affiliated with Lessor; or (e) any representation or warranty made by Lessee herein or in any certificate, agreement, statement or document hereto or hereafter furnished to Lessor in connection herewith, including without limitation, any financial information, disclosed to Lessor shall prove to be false or incorrect in any material respect; or (f) death or judicial declaration of incompetence of Lessee, it an individual; the commencement of any bankruptcy, insolvency, arrangement, reorganization, receivership, liquidation or other similar proceeding by or against Lessee or any of its properties or businesses, or the appointment of a trustee, receiver, liquidator or custodian for Lessee or any of its properties of business, or if Lessee suffers the entry of an order for relief under Title 11 of the United States Code; or the making by Lessee era general assignment or deed of trust for the benefit of creditors, or (g) Lessee shall default in any payment on any obligation to any third party, which is greater than $1,000,000, and any applicable grace or cure period with respect: thereto has expired; or (h) Lessee shall terminate its existence by merger, consolidation, sale of substantially all of its assets or otherwise; or (i) Lessee shall be in breach of Section 5 (1) hereof as such Section 5 (1) may be revised from time to time pursuant to the terms of Section 5; or (j) if Lessee is a publicly held corporation, there shall be a change in the ownership of Lessee's stock such that Lessee is no longer subject to the reporting requirements of the Securities Exchange Act of 1934, or no longer has a class of equity securities registered under Section 12 of the Securities Act of 1933; or
(k) Lessor shall determine, in its sole discretion and in good faith, that there has been a material adverse change in the financial condition of the Lessee since the date of this Lease, or that Lessee's ability to make any payment hereunder promptly when due or otherwise comply with the terms of this Lease or any other agreement between Lessor and Lessee is impaired; or (l) any event or condition set forth in subsections (e), (f) or (h) of this Section 8 shall occur with respect to any guarantor or other person responsible, in whole or in part, for payment or performance of this Lease; or (m) any event or condition set forth in subsections (d) through (j) shall occur with respect to any person, firm or entity controlled by Lessee. Lessee shall promptly notify Lessor of the occurrence of any Event of Default or the occurrence or existence of any event or condition which, upon the giving of notice of lapse of time, or both, may become an Event of Default.

9. REMEDIES
   Upon the occurrence of any Event of Default, Lessor may, at its sole option and discretion, exercise one or more of the following remedies with respect to any or all of the Equipment: (a) cause Lessee to promptly return, at Lessee's expense, any or all Equipment to such location as Lessor may designate in accordance with the terms of Section 18 of this Master Lease, or Lessor, at its option, may enter upon the premises where the Equipment is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability to Lessor for or by reason of damage to property or such entry or taking possession except for Lessor's gross negligence or willful misconduct; (b) sell any or all Equipment at public or private sale or otherwise dispose of, hold, use, operate, lease to others or keep idle the Equipment, all as Lessor in its sole discretion may determine and all free and clear of any rights of Lessee; (c) remedy such default, including making repairs or modifications to the Equipment, for the account and expense of Lessee, and Lessee agrees to reimburse Lessor for all of Lessor's costs and expenses; (d) by written notice to Lessee, terminate the Lease with respect to any or all Lease Schedules and the Equipment subject thereto, as such notice shall specify, and, with respect to such terminated Lease Schedules and Equipment, declare immediately due and payable and recover from Lessee, as liquidated damages for loss of Lessor's bargain and not as a penalty, an amount equal to the Stipulated Loss Value, calculated as of the next following Rental Payment Date: (e) apply any deposit or other cash collateral or sale or remarketing proceeds of the Equipment at any time to reduce any amounts due to Lessor, and (f) exercise any other right or remedy which may be available to Lessor under applicable law, or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof, including reasonable attorneys' fees and court costs. No remedy referred to in this Section 9 shall be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity.

   The exercise or pursuit by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise or pursuit by Lessor of any or all such other remedies, and all remedies hereunder shall survive termination of this Lease. At any sale of the Equipment pursuant to this Section 9, Lessor may bid for the Equipment. Notice required, if any, of any sale or other disposition hereunder by Lessor shall be satisfied by the mailing of such notice to Lessee at least seven (7) days prior to such sale or other disposition. In the event Lessor takes possession and disposes of the Equipment, the proceeds of any such disposition shall be applied in the following order: (1) to all of Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling or leasing the Equipment; (2) to the extent not previously paid by Lessee, to pay Lessor for any damages then remaining unpaid hereunder; (3) to reimburse Lessee for any sums previously paid by Lessee as damages hereunder; and (4) the balance, if any, shall be retained by Lessor. A termination shall occur only upon written notice by Lessor and only with respect to such Equipment as Lessor shall specify in such notice. Termination under this Section 9 shall not affect Lessee's duty to perform Lessee's obligations hereunder to Lessor in full. Lessee agrees to reimburse Lessor on demand for any and all costs and expenses incurred by Lessor in enforcing its rights and remedies hereunder following the occurrence of an Event of Default, including, without limitation, reasonable attorney's fees, and the costs of repossession, storage, insuring, reletting, selling and disposing of any and all Equipment.

   The term "Stipulated Loss Value" with respect to any item of Equipment shall mean the Stipulated Loss Value as set forth in any Schedule of Stipulated Loss Values attached to and made a part of the applicable Lease Schedule. If there is no such Schedule of Stipulated Loss Values, then the Stipulated Loss Value with respect to any item of Equipment on any Rental Payment Date during the Lease Term shall be an amount equal to the sum of: (a) all Rental Payments and other amounts then due and owing to Lessor under the Lease, together with all accrued interest and late charges thereon calculated through and including the date of payment; plus (b) the net present value of: (i) all Rental Payments then remaining unpaid for the Lease Term, plus (ii) the amount of any purchase obligation with respect to the Equipment or, if there is no such obligation, then the fair market value of the Equipment at the end of such term, as estimated by Lessor in its sole discretion, all discounted to net present value at a discount rate equal to the 1-year Treasury Constant Maturity rate as published in the Selected Interest Rates table of the Federal Reserve statistical release H.15(519) for the week ending immediately prior to the original Acceptance Date for such Equipment.

10. ADDITIONAL SECURITY
   For so long as any obligations of Lessee shall remain outstanding under any Lease, Lessee hereby grants to Lessor a security interest in all of Lessee's rights in and to Equipment subject to such Lease from time to time, to secure the prompt payment and performance when due (by reason of acceleration or otherwise) of each and every indebtedness, obligation or liability of Lessee, or any affiliated person, firm, or entity controlled by Lessee, owing to Lessor, whether now existing or hereafter arising, including but not limited to all of such obligations under or in respect of any Lease. The extent to which Lessor shall have a purchase money security interest in any item of Equipment under a Lease which is deemed to create a security interest under Section 1-201(37) of the Uniform Commercial Code shall be determined by reference to the Acquisition Cost of such item financed by Lessor. In order more fully to secure its rental payments and all other obligations to Lessor hereunder, Lessee hereby grants to Lessor a security interest in any deposit of Lessee to Lessor under Section 3(d) of any Lease Schedule hereto. Such security deposit shall not bear interest, may be commingled with other funds of Lessor and shall be immediately restored by Lessee if applied under Section 9. Upon expiration of the term of this Lease and satisfaction of all of Lessee's obligations, the security deposit shall be returned to Lessee. The term "Lessor" as used in this Section 10 shall include any affiliated person, firm or entity controlling, controlled by or under common control with Lessor.

11. NOTICES
   Any notices or demands required or permitted to be given under this Lease shall be given in writing and either (i) by regular mail, by hand or by overnight courier, which notice shall become effective when received, or (ii) by facsimile or other form of electronic transmission, which notice shall become effective upon transmission thereof, such notice shall be addressed to Lessor to the attention of Customer Accounts, and to Lessee at the address set forth above, or to such other address as the party to receive notice hereafter designates by such written notice.

12. USE; MAINTENANCE; INSPECTION; LOSS AND DAMAGE
   During the Lease Term for each item of Equipment, Lessee shall, unless Lessor shall otherwise consent in writing: (a) permit each item of Equipment to be used only within the continental United States by qualified personnel solely for business purposes and the purpose for which it was designed and shall, at its sole expense, service, repair, overhaul and maintain each item of Equipment in the same condition as when received, ordinary wear and tear excepted, in good operating order, consistent with prudent industry practice (but, in no event less than the same extent to which Lessee maintains other similar equipment in the prudent management of its assets and properties) and in compliance with all applicable laws, ordinances, regulations, and conditions of all insurance policies required to be maintained by Lessee under the Lease and all manuals, orders, recommendations, instructions and other written requirements as to the repair and maintenance of such item of Equipment issued at any time by the vendor and/or manufacturer thereof; (b) maintain conspicuously on each item of Equipment such labels, plates, decals or other markings as Lessor may reasonably require, stating that Lessor is owner of such item of Equipment; (c) furnish to Lessor such information concerning the condition, location, use and operation of the Equipment as Lessor may request; (d) upon reasonable advance notice, permit any person designated by Lessor to visit and inspect, during normal business hours, any item of Equipment and any records maintained in connection therewith, provided, however, that the failure of Lessor to inspect the Equipment or to inform Lessee of any noncompliance shall not relieve Lessee of any of its obligations hereunder; (e) if any item of Equipment does not comply with the requirements of this Lease, Lessee shall, within 30 days of written notice from Lessor, bring such Equipment into compliance; (f) not use any Equipment, nor allow the same to be used, for any unlawful purpose, nor in connection with any property or material that would subject the Lessor to any liability under any state or federal statute or regulation pertaining to the production, transport, storage, disposal or discharge of hazardous or toxic waste or materials; and (g) make no additions, alterations, modifications or improvements (collectively, "Improvements") to any item of Equipment that are not readily removable without causing material damage to such item of Equipment or which will cause the value, utility or useful life of such item of Equipment to materially decline. If any such Improvement is made and cannot be removed without causing material damage or decline in value, utility or useful life (a "Non-Severable Improvement"), then Lessee warrants that such Non-Severable Improvement shall immediately become Lessor's property upon being installed and shall be free and clear of all liens and encumbrances and shall become Equipment subject to all of the terms conditions of the Lease. All such Improvements that are not Non-Severable Improvements shall be removed by Lessee prior to the return of the item of Equipment hereunder or such Improvements shall also become the sole and absolute property of Lessor without any further payment by Lessor to Lessee and shall be free and clear of all liens and encumbrances whatsoever. Lessee shall repair all damage to any item of Equipment caused by the removal of any Improvement so as to restore such item of Equipment to the same condition which existed prior to its installation and as required by this Lease.

   Lessee hereby assumes all risk of loss, damage or destruction for whatever reason to the Equipment from and after the earlier of the date (i) on which the Equipment is ordered or (ii) Lessor pays the purchase price of the Equipment, and continuing until the Equipment has been returned to, and accepted by, Lessor in the condition required by Section 18 hereof upon the expiration of the Lease Term. If during the Lease Term any item of Equipment shall become lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for use for any reason, or in the event of any condemnation, confiscation, theft or seizure or requisition of title to or use of such item, Lessee shall immediately pay to Lessor an amount equal to the Stipulated Loss Value of such item, as of the next following Rental Payment Date.

13. INSURANCE
   Lessee shall procure and maintain insurance in such amounts and upon such terms and with such companies as Lessor may approve, during the entire Lease Term and until the Equipment has been returned to, and accepted by, Lessor in the condition required by Section 18 hereof, at Lessee's expense, provided that in no event shall such insurance be less than the following coverages and amounts: (a) Worker's Compensation and Employer's Liability Insurance, in the full statutory amounts provided by law; (b) Comprehensive General Liability Insurance including product/completed operations and contractual liability coverage, with minimum limits of $1,000,000 each occurrence. and Combined Single Limit Body Injury and Property Damage, $1,000,000 aggregate, where applicable; and (c) All Risk Physical Damage Insurance, including earthquake and flood, on each item of Equipment, in an amount not less than the greater of the Stipulated Loss Value of the Equipment or (if available) its full replacement value. Lessor will be included as an additional insured and loss payee as its interest may appear. Such policies shall be endorsed to provide that the coverage afforded to Lessor shall not be rescinded, impaired or invalidated by any act or neglect of Lessee. Lessee agrees to waive Lessee's right and its insurance carrier's rights of subrogation against Lessor for any and all loss or damage.

   Notwithstanding the foregoing, Lessee shall not be required to maintain earthquake insurance in an amount in excess of the then current Stipulated Loss Value with a 15% deductible.

   In addition to the foregoing minimum insurance coverage, Lessee shall procure and maintain such other insurance coverage as lessor may reasonably require from time to time during the Lease Term. All policies shall be endorsed to contain a clause requiring the insurer to furnish Lessor with at least 30 days' prior written notice of any material change, cancellation or non-renewal of coverage. Upon execution of this Lease, Lessee shall furnish Lessor with a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect, provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance coverage or to advise Lessee in the event such insurance coverage should not comply with the requirements hereof. In case of failure of Lessee to procure or maintain insurance, Lessor may at its option obtain such insurance, the cost of which will be paid by the Lessee as additional rentals. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to file, settle or adjust, and receive payment of claims under any such insurance policy and to endorse Lessee's name on any checks, drafts or other instruments on payment of such claims. Lessee further agrees to give Lessor prompt notice of any damage to or loss of, the Equipment, or any part thereof.

14. LIMITATION OF LIABILITY
   Lessor shall have no liability in connection with or arising out of the ownership, leasing, furnishing, performance or use of the Equipment or any special, indirect, incidental or consequential damages of any character, including, without limitation, loss of use of production facilities or equipment, loss of profits, property damage or lost production, whether suffered by Lessee or any third party.

15. FURTHER ASSURANCES
   Lessee shall promptly execute and deliver to Lessor such further documents and take such further action as Lessor may reasonably require in good faith, in order to more effectively carry out the intent and purpose of this Lease. Lessee shall provide to Lessor, within 120 days after the close of each of Lessee's fiscal years, and, within 45 days of the end of each quarter of Lessee's fiscal year, a copy of its financial statements prepared in accordance with generally accepted accounting principles and, in the case of annual financial statements, audited by independent certified public accountants, and in the case of quarterly financial statements certified by Lessee's chief financial officer, each such financial statement to be accompanied by a Compliance Certificate, substantially in the form of Exhibit A attached hereto, certified by Lessee's chief financial officer, as to Lessee's compliance with subsections (h) through
(k) of Section 5 above. Lessee shall execute and deliver to Lessor upon Lessor's request such instruments and assurances as Lessor deems necessary for the confirmation, preservation or perfection of this Lease and Lessor's rights hereunder, including, without limitation, such corporate resolutions and opinions of counsel as Lessor may request from time to time, and all schedules, forms and other reports as may be required to satisfy obligations imposed by taxing authorities. In furtherance thereof, Lessor may file or record this Lease or a memorandum or a photocopy hereof (which for the purposes hereof shall be effective as a financing statement) so as to give notice to third parties; and Lessee hereby appoints Lessor as its attorney-in-fact to execute, sign, file and record UCC financing statements and other lien recordation documents with respect to the Equipment where Lessee fails or refuses to do so after Lessor's written request, and Lessee agrees to pay or reimburse Lessor for any filing, recording or stamp fees or taxes arising from any such filings.

16. ASSIGNMENT
   This Lease and all rights of Lessor hereunder shall be assignable by Lessor absolutely or as security, without notice to Lessee, subject to the rights of Lessee hereunder for the use and possession of the Equipment for so long as no Event of Default has occurred and is continuing hereunder. Any such assignment shall not relieve Lessor of its obligations hereunder unless specifically assumed by the assignee, and Lessee agrees it shall not assert any defense, rights of set-off or counterclaim against any assignee to which Lessor shall have assigned its rights and interests hereunder, nor hold or attempt to hold such assignee liable for any of Lessor's obligations hereunder. No such assignment shall materially increase Lessee's obligations hereunder. Lessee agrees, upon Lessor's written request, to provide to any such assignee an acknowledgment of such assignment confirming the terms, conditions, representations, warranties and covenants contained in this Lease.

   LESSEE SHALL NOT ASSIGN OR DISPOSE OF ANY OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE WITH RESPECT TO ANY OF THE EQUIPMENT WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF LESSOR.

17. LESSEE'S OBLIGATION UNCONDITIONAL
   This Lease is a net lease and Lessee hereby agrees that it shall not be entitled to any abatement of rents or of any other amounts payable hereunder by Lessee, and that its obligation to pay all rent and any other amounts owing hereunder shall be absolute and unconditional under all circumstances, including, without limitation, the following circumstances: (i) any claim by Lessee to any right of set-off, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, any seller or manufacturer of any Equipment or anyone else for any reason whatsoever; (ii) the existence of any liens, encumbrances or rights of others whatsoever with respect to any Equipment, whether or not resulting from claims against Lessor not related to the ownership of such Equipment; or (iii) any other event or circumstances whatsoever. Each Rent Payment or other amount paid by Lessee hereunder shall be final and Lessee will not seek to recover all or any part of such payment from Lessor for any reason whatsoever.

18. RETURN OF EQUIPMENT
   Upon the expiration or earlier termination of the Lease Term with respect to any item of Equipment, and provided that Lessee has not validly exercised any purchase option with respect thereto, Lessee shall: (a) return the Equipment to a location and in the manner designated by the Lessor within the continental United States, including, as reasonably required by Lessor, securing arrangements for the disassembly and packing for shipment by an authorized representative of the manufacturer of the Equipment, shipment with all parts and pieces on a carrier designated or approved by Lessor, and then reassembly (including, if necessary, repair and overhaul) by such representative at the return location in the condition the Equipment is required to be maintained by the Lease and in such condition as will make the Equipment (in its original configuration or as upgraded) immediately able to satisfy the acceptance test protocol used to accept the Equipment from the original equipment manufacturer), and immediately qualified for the manufacturer's (or other authorized servicing representatives) then-available service contract or warranty (Lessee may replace any proprietary optical monitoring systems with commercially available optical monitoring systems, at Lessee's sole expense); (b) cause the Equipment to qualify for all applicable licenses or permits necessary for its operation for its intended purpose and to comply with all specifications and requirements of applicable federal, state and local laws, regulations and ordinances; (c) upon Lessor's request, provide suitable storage, acceptable to Lessor, for the Equipment for a period not to exceed 180 days from the date of return; (d) cooperate with Lessor in attempting to remarket the Equipment, including display and demonstration of the Equipment to prospective purchasers or lessees, and allowing Lessor to conduct any private or public sale or auction of the Equipment on Lessee's premises. All costs (except for any costs that may be incurred in preparing the utilities or infrastructure necessary for operating the Equipment at the return location) shall be the sole responsibility of the Lessee. During any period of time from the expiration or earlier termination of the Lease until the Equipment is returned in accordance with the provisions hereof or until Lessor has been paid the applicable purchase option price if any applicable purchase option is exercised, Lessee agrees to pay to Lessor additional per diem rent ("Holdover Rent"), payable promptly on demand in an amount equal to 125% of the highest monthly Rental Payment payable during the Lease Term divided by 30, provided, however, that nothing contained herein and no payment of Holdover Rent hereunder shall relieve Lessee of its obligation to return the Equipment upon the expiration or earlier termination of the Lease.

19. MISCELLANEOUS
   THE LEASE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES CONCERNING THE LEASE OF THE EQUIPMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. LESSEE ACKNOWLEDGES AND CERTIFIES THAT NO SUCH ORAL AGREEMENTS EXIST. The Lease may not be amended, nor may any rights under the Lease be waived, except by an instrument in writing signed by the party charged with such amendment or waiver. The term "Lessee" as used in the Lease shall mean and include any and all Lessees who sign below, each of whom shall be jointly and severally liable under the Lease. This Master Lease will not be binding on Lessor until accepted and executed by Lessor, notice of which is hereby waived by Lessee. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given. Time is of the essence in the payment and performance of all of Lessee's obligations under the Lease. The captions in this Lease are for convenience only and shall not define or limit any of the terms hereof.

20. ENFORCEABILITY AND GOVERNING LAW
   Any provisions of this Lease which are unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives; (a) any provisions of law which render any provision hereof unenforceable in any respect; (b) all rights and remedies under Rhode Island General Laws Sections 6A-2.1-508 through 522 or corresponding provisions of the Uniform Commercial Code article or division pertaining to personal property leasing in any jurisdiction in which enforcement of this Lease is sought.

   THIS LEASE AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. LESSEE HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF RHODE ISLAND AND CALIFORNIA AND THE FEDERAL DISTRICT COURT FOR THE
DISTRICT OF RHODE ISLAND AND THE NORTHERN DISTRICT OF CALIFORNIA FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. LESSEE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS LEASE. Any action by Lessee against Lessor for any cause of action relating to this Lease shall be brought within one year after any such cause of action first arises.

Executed and delivered by duly authorized representatives of the parties hereto as of the date set forth below.

DATED AS OF: June 19, 1996

FLEET CAPITAL CORPORATION                   FLEX PRODUCTS, INC.

By: /s/ John J. Gould                       By: /s/ Michael B. Sullivan

Name: John J. Gould                         Name: Michael B. Sullivan

Title: Vice President                       Title: President

                                                   ADDITIONAL SECURITY AGREEMENT

SECURED PARTY: FLEET CAPITAL CORPORATION         DEBTOR: FLEX PRODUCTS, INC.
               50 Kennedy Plaza                          1402 Mariner Way
               Providence, Rhode Island 02903-2305       Santa Rosa, CA 95407

             1. Grant of Security Interest. The undersigned Debtor hereby grants to Secured Party and its successors and assigns, a continuing security interest in the Collateral (hereinafter defined) to secure the due and punctual payment and performance of all of the Obligations (hereinafter defined) to an amount not to exceed $5,000,000. As used herein, the term "Obligations" shall mean and include the following: (a) all of Debtor's obligations under that certain Master Equipment Lease Agreement No. 32089 dated as of June 19, 1996, to Secured Party (the "Agreement"); and (b) all obligations contained herein and. As used herein, the term "Collateral" shall mean and include the property described on the Additional Collateral Schedule attached hereto, whether now owned or hereafter acquired and wherever the same may be located, and all present and future additions, attachments, or accessories thereto and replacements thereof, and the proceeds therefrom or thereof, including proceeds in the form of goods, accounts, chattel paper, documents, instruments and general intangibles, insurance proceeds payable in respect of loss or damage to any such property. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Agreement. To the extent not otherwise defined in this Additional Security Agreement, all other terms contained in this Additional Security Agreement shall have the meanings assigned or referred to them in the Uniform Commercial Code in force in the State of Rhode Island (the "UCC").

             2. Additional Documents and Aqreements. Debtor will, at the request of Secured Party, execute, deliver, and permit Secured Party to file and record any financing statement, specific assignment or other paper that may be reasonably requested by Secured Party in order to create, preserve, perfect or validate any security interest hereunder or to enable Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral, Debtor hereby appoints Secured Party as Debtor's attorney-in-fact to execute, sign and file such additional financing statements as Secured Party may determine in its sole discretion to be necessary or desirable to protect Secured Party's interest in the Collateral. Debtor hereby authorizes Secured Party to file and record any carbon, photographic or other reproduction of this Additional Security Agreement or any financing statement executed and delivered in connection with this Additional Security Agreement, which shall for all purposes be deemed to be sufficient as a financing statement hereunder. The security interest granted hereby shall continue effective irrespective of any retaking and redelivery of Collateral to Debtor until all Obligations secured hereby are fully paid or performed. The Collateral is and shall remain personal property even though all or any portion of the Collateral may hereafter become attached or affixed to real property, and Debtor shall provide Secured Party with disclaimers and waivers from landlords, mortgagees or any other persons holding any interest in the real property where any Collateral may be located, acceptable in all respects to Secured Party, which may be necessary or advisable in the sole discretion of Secured Party to confirm that the security interest and rights of Secured Party in the Collateral are and will remain valid against all other Parties.

             3. Representations; Warranties; Covenants and Aqreements. For so long as any Obligations shall remain outstanding, Debtor hereby represents, warrants, covenants and agrees that: (a) this Additional Security Agreement and all related documentation has been and shall be duly authorized by all necessary action on the part of Debtor consistent with its form of organization, do not and shall not require any further shareholder or partner approval, or require the approval of, or the giving of notice to, any federal, state, local or foreign governmental authority and shall not contravene any law binding on Debtor or contravene any certificate or articles of incorporation or by-laws or partnership certificate or agreement, or any agreement, indenture, or other instrument to which Debtor is a party or by which it may be bound; (b) Debtor shall lawfully possess and own the Collateral; (c) except for the security interest granted hereby, the Collateral is free from and will be kept free from all liens, claims, security interests, attachments and encumbrances, and that no financing statement covering the Collateral or any proceeds thereof shall be on file in favor of anyone other than Secured Party; (d) Debtor will not misuse, fail to keep in good repair, sell, assign, rent, lend, encumber, transfer, secrete or otherwise dispose of any of the Collateral or any interest therein, nor permit or contract to do any such act, except that Debtor may dispose of inventory in the ordinary course of business as heretofore conducted by Debtor;
(e) if any Collateral becomes the subject of any instrument, chattel paper, negotiable document of title, including any warehouse receipt or bill of lading, Debtor shall deliver such instrument, paper or document to Secured Party; (f) Debtor shall defend at Debtor's own cost any action, proceeding or claim affecting the Collateral; (g) Debtor shall pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the Collateral; (h) Debtor shall permit Secured Party at any time during normal business hours to examine and inspect the Collateral and to inspect and make abstracts from records of Debtor concerning the Collateral; (i) Debtor shall furnish Secured Party such information and reports regarding the status, condition and location of the Collateral and the financial condition of Debtor as Secured Party may from time to time reasonably request; (j) if a certificate of title be required or permitted by law with respect to any Collateral, Debtor shall obtain such certificate and all related lien registration and notation documentation with respect to the Collateral indicating the security interest of Secured Party thereon, and in any event do everything necessary or expedient to preserve or perfect the security interest of Secured Party in such Collateral;
(k) Debtor shall promptly notify Secured Party of any event causing a substantial loss or diminution in the value or functional utility of all or any material part of the Collateral, or affecting Secured Party's rights or remedies hereunder with respect to the disposition of all or any material part of the Collateral; (1) Debtor shall promptly and diligently collect all accounts and rights to receive payment for goods sold or leased, or for services rendered (whether or not evidenced by an instrument or chattel paper) which constitute all or any part of the Collateral ("Accounts") and maintain accurate books and records of such Accounts and all collections thereof; and (m) Debtor shall keep its records concerning the Accounts at Debtor's chief executive offices at the address shown above, or at such other address as Secured Party shall approve in writing. For so long as any Obligations shall remain outstanding, Debtor shall:
(i) segregate all collections, Accounts and proceeds of the Collateral so that they are capable of identification and deliver such collections, Accounts and proceeds to Secured Party immediately upon demand therefor; (ii) obtain Secured Party's prior written consent to any sale, contract of sale or other disposition of the Collateral; (iii) upon Secured Party's request therefor, notify account debtors, purchasers of the Collateral or any other persons of the security interest created hereby; and (iv) upon Secured Party's request therefor, demand and collect any Accounts and any proceeds of the Collateral from persons owing same. Debtor hereby irrevocably authorizes Secured Party to endorse Debtor's name on all collections, receipts, instruments or other documents, and appoints Secured Party as Debtor's attorney-in-fact to exercise to the extent permitted by law all powers, rights and remedies necessary to enable Secured Party to exercise its rights hereunder.

             4. Insurance. All risk of loss of, damage to, or destruction of, the Collateral shall at all times be with Debtor. Debtor will procure forthwith and maintain fire, theft and property damage insurance with extended or combined additional coverage on any Collateral which is tangible personal property for the full replacement value thereof for so long as any Obligations remain outstanding, together with such other insurance as Secured Party may reasonably specify, and promptly deliver certificates and copies evidencing each policy to Secured Party with a standard mortgagee's long form endorsement attached showing loss payable to Secured Party and Debtor as their respective interests may appear, which endorsement shall provide at least thirty (30) days' prior written notice to Secured Party of any material change, cancellation or non-renewal of coverage. Secured Party's acceptance of policies in lesser amounts or risks shall not be a waiver of Debtor's foregoing obligations.

            5. Defaults. Time is of the essence in the payment and performance of all Obligations, including without limitation all Obligations under or in respect of this Additional Security Agreement. It shall be an "Event of Default" hereunder if (i) an Event of Default under the Agreement shall occur, (ii) Debtor breaches any representation, warranty, covenant or provision hereof, and such breach continues for ten (1O) days after notice thereof to Debtor, provided, however, that no such breach shall constitute an Event of Default hereunder where Debtor has commenced curing such breach within such ten (1O) day period and continues to diligently pursue such cure in the opinion of Secured Party; or (iii) any Collateral is lost or destroyed.

             6. Remedies. Upon the occurrence of an Event of Default hereunder. all Obligations, at Secured Party's option and without notice, shall become immediately due and payable, and Secured Party shall have all rights and remedies of a secured party under the UCC and any other applicable law, and in addition, and without limiting the foregoing, Secured Party may: (a) sell all or any part of the Collateral at public or private sale at such price(s) as Secured Party may deem satisfactory; (b) require Debtor to assemble all or any part of the Collateral and any records pertaining thereto and make it available to the Secured Party at a place to be designated by the Secured Party; (c) enter the premises of Debtor and take possession of the Collateral and any records pertaining thereto and/or disable or render any such Collateral unusable; (d) grant extensions, compromise claims and settle Accounts in any amount for less than face value or book value or otherwise without prior notice to Debtor. All rights and remedies in this Additional Security Agreement are cumulative and not alternative and are not exclusive of any other remedies provided by law. Debtor will upon demand pay to Secured Party the expenses of retaking, holding, preparing for sale, selling and the like, including without limitation, reasonable attorney's fees and other legal expenses, incurred by Secured Party in connection with the Collateral or the exercise of its rights or remedies hereunder, all of which shall constitute additional Obligations secured by the Collateral hereunder. In the event Secured Party seeks to take possession of any or all of the Collateral by court process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and waives any demand for possession prior to the commencement of any suit or action to recover with respect thereto. Any notice required to be given by Secured Party of a sale or other disposition or other intended action by Secured Party with respect to any of the Collateral or otherwise which is made in accordance with the terms of this Additional Security Agreement at least five (5) days prior to such proposed action, shall constitute fair and reasonable notice to Debtor of any such action. Secured Party shall be liable to Debtor only for its gross negligence or willful misconduct in failing to comply with any applicable law imposing duties upon Secured Party; Secured Party's liability for any such failure shall be limited to the actual loss suffered by Debtor directly resulting from such failure. Secured Party shall have no liability to Debtor in tort or for incidental or consequential damages.

             7. Assignment. The provisions of this Additional Security Agreement shall be binding upon and shall inure to the benefit of the heirs, administrators, successors and assigns of Secured Party and Debtor, provided, however, that Debtor may not assign any of its rights or delegate any of its Obligations hereunder without the prior written consent of Secured Party. Secured Party may, from time to time, without notice to Debtor, sell, assign, transfer, participate, pledge or otherwise dispose of all or any part of the Obligations and/or the Collateral therefor. In such event, each and every immediate and successive purchaser, assignee, transferee, participant, pledgee, or holder of all or any part of the Obligations and/or the Collateral (each, a "Holder") shall have the right to enforce this Additional Security Agreement, by legal action or otherwise, for its own benefit as fully as if such Holder were herein by name specifically given such rights hereunder. Debtor agrees that the rights of any such Holder hereunder or with respect to the related Obligations shall not be subject to any defense, set-off or counterclaim that Debtor may assess or claim against Secured Party, and that any such Holder shall have all of the Secured Party's rights hereunder but none of the Secured Party's obligations. Secured Party shall have an unimpaired right to enforce this Additional Security Agreement for its benefit with respect to that portion of the Obligations which Secured Party has not sold, assigned, transferred, participated, pledged or otherwise disposed of.

             8. Miscellaneous. No failure on the part of Secured Party to exercise and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof. Any provisions hereof contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted here from, and shall not invalidate the remaining provisions hereof. Debtor acknowledges receipt of a true copy and waives acceptance hereof. THIS ADDITIONAL SECURITY AGREEMENT TOGETHER WITH THE AGREEMENT AND THE DOCUMENTS EXECUTED IN CONNECTION THEREWITH CONSTITUTES THE ENTIRE AGREEMENT OF DEBTOR AND SECURED PARTY RELATIVE TO THE SUBJECT MATTER HEREOF, AND THERE ARE NO PRIOR OR CONTEMPORANEOUS UNDERSTANDINGS OR AGREEMENTS, WHETHER ORAL OR IN WRITING, BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF. NEITHER THIS ADDITIONAL SECURITY AGREEMENT NOR ANY PROVISION HEREOF MAY BE CHANGED, WAIVED, DISCHARGED OR TERMINATED EXCEPT BY AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHICH ENFORCEMENT OF SUCH CHANGE, WAIVER, DISCHARGE OR TERMINATION IS SOUGHT. Any notices and demands shall be in writing and sent to the parties by regular mail at the addresses herein set forth or to such other address as the parties may hereafter specify by written notice. THIS ADDITIONAL SECURITY AGREEMENT AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. DEBTOR HEREBY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF RHODE ISLAND AND CALIFORNIA, AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF RHODE ISLAND AND THE NORTHERN DISTRICT OF CALIFORNIA FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER AND EXPRESSLY WAIVES ANY OBJECTIONS TO THE VENUE OF SUCH COURTS. DEBTOR HEREBY EXPRESSLY WAIVES TRIAL BY JURY IN ANY ACT1ON BROUGHT ON OR WITH RESPECT TO THIS ADDITIONAL SECURITY AGREEMENT. Any action by Debtor against Secured Party for any cause of action relating to this Additional Security Agreement shall be instituted within one year after any such cause of action first arise.

Dated as of: June 19, 1996


FLEET CAPITAL CORPORATION                   FLEX PRODUCTS, INC.

By: /s/ John J. Gould                       By: /s/ Michael B. Sullivan

Name: John J. Gould                         Name: Michael B. Sullivan

Title: Vice President                       Title: President

FLEET CAPITAL CORPORATION                                PAGE 1 OF 3
                                                  ADDITIONAL COLLATERAL SCHEDULE

Attached to and made part of the following documents: Additional Security Agreement dated as of: June 19, 1996 and UCC Financing Statement(s) with Flex Products, Inc.

The Equipment is currently located at:       2793 Northpoint Parkway
                                             Santa Rosa, California 95407

BETA ONE
Unit Number: Beta I

(1) Leybold Hereaus electron beam roll coater, model Al600B30, Mfg. 1979, 52" width capacity, 3 meters per second, 480 volt, 3 phase, 122 Amps., Serial Number 31419342, which machine includes, but is not limited to, the following:

   (12) 30KW electron beam guns with power  supplies,  model D2D4
   (3) Polycolds, model PFC1PFC00ST
   (6) Diffusion pumps, 20" water cooled
   (12) Electron gun controllers
   Winding Cabinet
   (12) Hewlett Packard 6253A dual DC power supplies, 0-200 volt, 3 amps
   (5) Leybold Hereaus vacuum motors, model PENNINGVAC PM 41152
   (4) Leybold Hereaus vacuum motors, model THERMOVPC TM 22052
   Viewing port holes
   Residual gas analyzers electron monitoring system, model QUADREX 200
   Meters
   Control Cabinets
   Catwalk and platform around machine
   Hi-resolution RAD monitoring system
   Winding shafts and chucks
   Sputtering power supply
   63 X 15 Target
   Web drives
   Plate lifter
   (6) Leybold Hereaus turbo pumps, model 1000C
   (4) Stokes vacuum pumps, model 412-11
   (2) Leybold Hereaus blowers, model RA7001S
   (4) Genvin portable oil filters
   Glow power supply
   (6) Filter amplifier chassis
   (2) Water cooled shield sets
   Sputtering targets
   Desktop computer
   Monitors with exception of proprietary plasma emission and optical monitor Pressure controllers
   Heco-Pacific crane

                                                         PAGE 2 OF 3
                                                  ADDITIONAL COLLATERAL SCHEDULE

BETA TWO
Unit Number: Beta II

(l) Leybold Hereaus sputtering roll coater, Mfg. 1987, 54" width capacity, overall size approximately 16' X 12' X 12', 480 volt, 3 phase, Serial Number 58073044, which machine includes, but is not limited to, the following:

   (2) polycolds, model PFC65011ST
   (8) 8 X 54 sputtering targets with (8) SSV sputtering power supplies, serial numbers are MCC3K1-2, MCC3K3-4, MCC3I1-2, MCC3I3-4, MCC3G1-2, MCC3G3-4, MCC3F1-2, MCC3F3-4
   (2) Cryo-pumps
   Neslab chiller, model RTE-110
   (8) 90 Kilowatt breaker boxes
   (8) Systron Donner 0-60 VDC, 0-100 amp. power supplies
   (21) Leybold Hereaus turbo pumps, model 1000G
   (2) Leybold Hereaus blower station, model WAV2000
   (3) Leybold Hereaus pumps, model S250-C
   Leybold Hereaus blower, model RUVAC, type WPV 251
   (2) Balston filters, model R1680
   Leybold  Hereaus  blower,  model RUVAC,  type 70001S
   Cooling Tower
   (4) Anode power supplies
   (4) Glow discharge power supplies
   Allen Bradley controls, PLC-30
   Herbert Schuller chilling system with tower
   (4) Optical monitoring devices
   Transformers
   Motor controls
   Sheet resistance monitor
   Safety platform with stairs
   (2) Target backing plates
   (2) Analog controllers
   (2) 50/50 tooling
   Turbo lifting fixture
   (43) sets of shields
   Gas handling system
   Cathode system
   Overhead trolley with crane
   (7) Spare Titanium targets
   (5) Zircon targets
   (6) Long shields

                                                         PAGE 3 OF 3
                                                  ADDITIONAL COLLATERAL SCHEDULE

The Equipment is Currenty Located at:   1402 Mariner Way
                                        Santa Rosa, California 95407

BETA THREE

   (2) Bell & Gossett pumps, models 11RC925 series 1510, serial numbers 1955297 and 1955296 Raven polypro tank, approximately 5' X 2' diameter
   Raven polypro tank, approximately 5' X 2' diameter
   (2) Bell & Gossett pumps, models 4BC9375, serial numbers 1957959 and 1957960, 625 GPM
   Alfa laval heat exchanger, type M6-FG, serial number 3010286368 with (4) 0-150 degree gauges
   Alfa laval heat exchanger, type MIO-BFG, serial number 3010286389 with (4) 0-150 degree gauges
   FSI water filter, model FSP-40N-30455, Mfg. 1995, 10 micron with 0-160 PSI gauge
   Dual water cooling condensing system, low pressure, high pressure with (2) KSB pumps, model ETACHROMB, valves, so1enoids
   (2) Edwards two stage vacuum pumps, model 275
   Air storage tank 4' X 2' diameter with 0-160 PSI guage
   Water filter system with (2) KSB ETACHROM-B-40160562, pumps, 2200 gallon round stainless steel tank, model BT33541
   Approximately 60' X 4" stainless steel piping with fittings
   Approximately 100' X 2" stainless steel piping with fittings

BETA FIVE

   WPH overhead wire rope crane, model 1 l/2 ton, serial number W6022015, approximately X-Y, travel is 55' X 35' X 40'
   Kinney vacuum rotary pump, model KT-505-LP, serial number 3011-2 with a dresser roots booster blower, 15HP, model HV3000, serial number H00224, 480 volts
   Kinney vacuum rotary pump, model KT-505-LP, serial number 3011-1 with a dresser roots booster blower, 15HP, model HV3000, serial number H00219 Dresser roots, 30MP booster pump
   (4) Emergency isolation switches
   (3) 5.5 Bar pneumatic actuator valves
   Solenoids
   Alfa laval heat exchanger, Mfg. 1995, serial number 3010286367
   (4) Weksler temperature gauges, 0-150 degrees Fahrenheit
   Raven round polypro storage tank, approximately 6' X 4' diameter, serial number G333465
   Approximately  60  feet  of 4"  304  stainless  steel  seamless  piping  with connectors
   (2)  ITT  Bell  &  Gossett  pumps,   series  1510,  20  HP,  200  GPM,  model
   21/2AB7000BF, serial numbers 1955295 and 1955296
   (2) FSI filter columns, stainless steel, Mfg. 1995, 10 micron filters, serial numbers 38121, 150 PSI
   Air storage tank 4' X 2' diameter with a 0-160 PSI gauge
   Miscellaneous spare parts


   FLEET CAPITAL CORPORATION                 FLEX PRODUCTS, INC.

   BY:  /s/ John J. Gould                    BY: /s/ Michael B. Sullivan
      --------------------------------          --------------------------------
   NAME:    John J. Gould                    NAME:   Michael B. Sullivan
        ------------------------------            ------------------------------
   TITLE:   Vice President                   TITLE:  President
         -----------------------------             -----------------------------

 [LOGO] Fleet                               LEASE SCHEDULE NO. 32089-00001
Capital Leasing                                (True Lease Schedule)

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

                                Lessee:  FLEX PRODUCTS, INC.
                                Address: 1402 MARINER WAY

                                         SANTA ROSA, CA 95407

         1. This Lease Schedule No. 32089 - 00001 dated as of June 19, 1996 is entered into pursuant to and incorporates by this reference, all of the terms and provisions of that certain Master Equipment Lease Agreement No. 32089 dated as of JUNE 19, 1996 (the "Master Lease"), for the lease of the Equipment described in Schedule A attached hereto. This Lease Schedule shall constitute a separate, distinct and independent lease of the Equipment and the contractual obligation of Lessee. References to the "the Lease" or "this Lease" shall mean and refer to this Lease Schedule, together with the Master Lease and all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with this Lease Schedule, all as the same may be amended or modified from time to time. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Master Lease. By its execution and delivery of this Lease Schedule, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Master Lease, as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof.

         2.  ACQUISITION  COST.  The  Acquisition  Cost  of  the  Equipment  is:
$7,879,000.00.

         3. (a) LEASE TERM. The Lease Term shall commence on the date hereof and shall continue for a period of 72 months after the Lease Term Commencement Date set forth in the Acceptance Certificate to this Lease Schedule, plus any renewal or extended term applicable in accordance with the terms of the Lease.

            (b) RENTAL PAYMENTS. In addition to interim rent payable pursuant to Section 2 of the Master Lease, Lessee shall pay Lessor 72 consecutive Rental Payments in the amounts set forth in the schedule below, plus any applicable sales/use taxes, commencing on the Rental Payment Commencement Date set forth in the Acceptance Certificate and MONTHLY thereafter for the remaining Lease Term. Each Rental Payment shall be payable on the same day of the month as the Rental Payment Date in each succeeding rental period during the remaining Lease Term (each, a "Rental Payment Date"):

                                                  Amount of Each
              Number of Rental Payments           Rental Payment
              -------------------------           --------------
                        12                         113,999.91
                        60                         129,180.78

             (c) ADVANCE RENTAL PAYMENT. Lessee agrees to pay Lessor the first 01 and last O Rental Payments, due and payable on the Acceptance Date.

                                                          ACCEPTANCE CERTIFICATE
[LOGO] Fleet
Capital Leasing
50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Acceptance Certificate (this "Acceptance Certificate") is attached to and made a part of that certain Lease Schedule No. 32089 - 00001, dated as of June 19, 1996 (the "Lease Schedule"), by and between the undersigned parties. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. To the extent the terms set forth in this Acceptance Certificate differ or conflict with any of the terms set forth in the Lease, the terms set forth in this Acceptance Certificate shall control.

         1. Lessee acknowledges and agrees that each item of Equipment set forth on Schedule A hereto (collectively, the "Equipment") is hereby unconditionally accepted by Lessee for all purposes under the Lease at the locations specified in Schedule A-1 hereto, and hereby agrees to faithfully perform all of its obligations under the Lease as of the date hereof (the "Acceptance Date"). Lessee hereby authorizes and directs Lessor to make payment to each vendor of the Equipment pursuant to such vendor's invoice or any purchase order, purchase agreement or supply contract with such vendor, receipt and approval of which are hereby reaffirmed by Lessee.

         2. By its execution and delivery of this Acceptance Certificate, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Lease as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof. Lessee further certifies to Lessor that Lessee has selected the Equipment and has received and approved the purchase order, purchase agreement or supply contract under which the Equipment will be acquired for all purposes of the Lease.

     3. Lessee hereby represents and warrants that: (a) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of the Lessee; and (b) if requested by Lessor, the Equipment has been marked or labeled evidencing the Lessor's interest therein.

4. The LEASE TERM COMMENCEMENT DATE is the 10th day of July, 1996

5. The RENTAL PAYMENT COMMENCEMENT DATE is the 10th day of July, 1996

6. All terms and provisions of the Lease Schedule shall remain in full force and effect, except as otherwise provided below:

          - ACQUISITION COST: $7,879,000.00.

          - LEASE TERM: (72) seventy-two months.

          - RENTAL PAYMENTS:  Number of Rental Payments    Rental Payment Amount

                                         12                     $_________
                                         60                     $_________

          - ADVANCE RENTAL PAYMENT(S): First 01 and last 00.

          - SECURITY DEPOSIT:    N/A  %.

Dated:            July 10, 1996

Agreed and Accepted:

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By:  /s/ Michael  B. Sullivan
    ----------------------------                     ---------------------------
Name:   John J. Gould                           Name:    Michael  B. Sullivan
      --------------------------                       -------------------------
Title:  VP/Senior Lender                        Title:   President
       --------------------------                      -------------------------

[LOGO] Fleet                                                 PAY PROCEEDS LETTER
 Credit Corporation

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

     We hereby authorize you to pay the following Payee(s) from the proceeds of your financial accommodations to us in respect of that certain True Lease Schedule No. 32089-00001 dated as of June 19, 1995, and make disbursements directly to said Payee(s) as follows:



                                                            Amount of
              PAYEE                                          Payment

Flex Products, Inc.                                      $ 7,765,000.09
----------------------------------------------------   -------------------------
Fleet Capital Corporation (short fund to pay                 113,999.91
----------------------------------------------------   -------------------------
Customer Invoice now due)
----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

                                              TOTAL:     $ 7,879,000.00
                                                       -------------------------


Dated as of: June 19, 1996
            -----------------
                                                  FLEX PRODUCTS, INC.

                                                  By:  /s/ Michael  B. Sullivan
                                                     ---------------------------
                                                  Name:    Michael  B. Sullivan
                                                       -------------------------
                                                  Title:   President & CEO
                                                       -------------------------

FLEET CAPITAL CORPORATION                                      PAGE 1 OF 1
                                                         SCHEDULE A EQUIPMENT

Attached to and made part of the following documents: True Lease Schedule No. 32089-01, Acceptance Certificate, UCC Financing Statement(s), and Warranty Bill of Sale with Flex Products, Inc.

The Depreciable Life of the Property is (07) seven years.

LOC# (01)

BETA THREE
Unit Number: Beta III

(1) Weinert Vacuum GMBH, sputtering roll coating machine, Mfg. 1995, 7' X 10' chamber size, 480 volt, 3 phase, all stainless stee1 construction Serial Number FBR 1400 SP-SC-001, which machine includes, but is not limited to, the following:

   (6) 20" diffusion pumps
   (4) 16" diffusion pumps
   3 Chamber system
   Liebert UPS battery back-up system, model AP441, serial number P21174SE
   (3) Polycoid cooling systems, model PFC-1100ST
   (3) Cathodes
   (2) Aluminum evaporation systems
   (6) Transformers, 72 kilowatt
   Edwards two stage vacuum pump, model 275
   (3) Edwards two stage vacuumm pumps, model 8O
   (3) ENI D.C. Plasma generators, model DCG-100 zokw/ea
   Siemens PLC
   (1) Nemonic Display
   (2) Control Stations
   (1) PLC
   (2) Machine state actuators
   Circulation pumps
   Hydraulic pumps

AND ALL STANDARD AND ACCESSORY EQUIPMENT

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

BY: /s/ John J. Gould                           BY:  /s/ Michael  B. Sullivan
    ----------------------------                     ---------------------------
NAME:   John J. Gould                           NAME:    Michael  B. Sullivan
      --------------------------                       -------------------------
TITLE:  VP/Senior Lender                        TITLE:   President
       --------------------------                      -------------------------

FLEET CAPITAL CORPORATION                                  Schedule A-1
                                                           Equipment Location

Attached to and made part of the following documents True Lease Schedule No. 32089-01, Acceptance Certificate, UCC Financing Statement(s), Warranty Bill of Sale with Flex Products, Inc.

--------------------------------------------------------------------------------
Loc #     Equipment Currently Located at:
--------------------------------------------------------------------------------

01        1402 Mariner Way, Santa Rosa, California 95407






--------------------------------------------------------------------------------

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

  [LOGO] Fleet                                    STIPULATED LOSS VALUE SCHEDULE
Capital Leasing

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Stipulated Loss Value Schedule (this "Schedule") is attached to and made a part of that certain Lease Schedule No. 32089-00001, dated as of June 19, 1996 (the "Lease Schedule"), by and between the undersigned parties.

         The following Stipulated Loss Values shall be used to calculate damages or loss as provided in the Master Lease.  The Stipulated Loss Value with respect to any item of Equipment on any Rental  Payment Date during the Lease Term shall be an amount equal to the sum of: (a) all Rental Payments and other amounts then due and owing to Lessor under the Lease,  together with all accrued interest and late charges thereon, calculated through and including the date of payment; plus
(b) the product of the Acquisition Cost of the such Equipment  multiplied by the percentage set forth below as of such Rental Payment Date.
Rental Payment Date for   Percentage of       Rental Payment Date for   Percentage of
 Rental Payment Number    Acquisition Cost    Rental Payment Number     Acquisition Cost

              SEE EXHIBIT C ATTACHED HERETO AND MADE A PART HEREOF








         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed.


Dated as of: June 19, 1996

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

                                   EXHIBIT C
                                       TO
                         STIPULATED LOSS VALUE SCHEDULE
                         TO LEASE SCHEDULE NO. 32089-01

RENTAL PAYMENT      PERCENTAGE OF       RENTAL PAYMENT           PERCENTAGE OF
DATE FOR RENTAL     ACQUISITION COST    DATE FOR RENTAL         ACQUISITION COST
PAYMENT NUMBER                          PAYMENT NUMBER

                                               37                70.90880090
       1            103.35121715               38                69.75511355
       2            102.77715752               39                68.59002020
       3            102.19526265               40                67.41874422
       4            101.59552206               41                66.23597391
       5            100.98781724               42                65.04165152
       6            100.37210821               43                63.84099969
       7             99.73838360               44                62.62870597
       8             99.09652408               45                61.40471189
       9             98.44648879               46                60.16895869
      10             97.78823666               47                58.92972240
      11             97.11575495               48                57.67865042
      12             96.43494366
                                               49                56.42401842
      13             95.54711438               50                55.15747340
      14             94.34921445               51                53.87895553
      15             93.74119331               52                52.59673978
      16             92.81702863               53                51.30247247
      17             91.88261080               54                49.99609306
      18             90.93788832               55                48.68587582
      19             89.97683797               56                47.36346638
      20             89.00534921               57                46.02880349
      21             88.02336959               58                44.68182560
      22             87.03084644               59                43.33120369
      23             86.02873119               60                41.96818663
      24             85.01597126
                                               61                40.60144498
      25             83.99351758               62                39.22222721
      26             82.96031708               63                37.83047065
      27             81.91631576               64                36.43484516
      28             80.86246378               65                35.02659847
      29             79.79770726               66                33.60566720
      30             78.72199142               67                32.18072044
      31             77.63626563               68                30.74300521
      32             76.53947521               69                29.29245738
      33             75.43156457               70                27.82901249
      34             74.31247787               71                26.37095856
      35             73.18743961               72                24.89996987
      36             72.05113926
                                               72                25.00000000

[LOGO] Fleet                                               PURCHASE OPTION RIDER
Capital Leasing

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Purchase Option Rider (this "Rider") is attached to and made a part of that certain Lease Schedule No. 32089-00001, dated as of June 19, 1996 (the "Lease Schedule"), by and between the undersigned parties.

         If no Event of Default (or event or condition which, with the passage of time or giving of notice, or both, would become such an Event of Default) shall have occurred and be continuing, and the Lease shall not have been earlier terminated, Lessee shall have the option to purchase (the "Purchase Option") all, but not less than all, of the Equipment at the expiration of the Lease Term for an amount, payable in immediately available funds on the last day of the Lease Term, equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus (c) an amount equal to 25.00000% of the Acquisition Cost of the Equipment, which Lessor and Lessee acknowledge represents a reasonable current estimate of the fair market value of the Equipment at the end of the Lease Term.

         Provided that Lessor shall have received all amounts payable hereunder on the last day of the Lease Term, and that no Event of Default then exists and is continuing under the Lease, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on the last day of the Lease Term, on an "AS-IS," "WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor. If Lessee intends to exercise the Purchase Option, Lessee shall give irrevocable written notice to Lessor (the "Option Notice") not more than 240 days, nor less than 180 days, prior to the expiration of the Lease Term. If Lessee fails to give such written notice to Lessor, it shall be conclusively presumed that Lessee has elected not to exercise the Purchase Option.

         If, for any reason, Lessee does not exercise the Purchase Option, Lessee shall, on the last day of the Lease Term, return all of the Equipment to Lessor pursuant to and in the condition required by the terms of the Lease and pay to Lessor a return fee equal to 5.0 % of the Acquisition Cost of the Equipment.

         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: June 19, 1996

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

[LOGO] Fleet                                               WARRANTY BILL OF SALE
Capital Leasing
50 Kennedy Plaza
Providence, Rhode Island 02903

         FLEX PRODUCTS, INC., ("Seller") of 1402 MARINER WAY SANTA ROSA, CA 95407, in consideration of the sum of $7,879,000.00 Dollars, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, transfer and assign to Fleet Capital Corporation ("FCC") a Rhode Island corporation having its principal office at 50 Kennedy Plaza, Providence, Rhode Island 02903, the equipment set forth in Schedule A hereto (the "Equipment").

         Seller hereby covenants with and warrants to FCC that Seller is the lawful owner of the Equipment and has the right to sell the Equipment, and that the Equipment is free and clear of all rights, claims, liens, charges, security interests or encumbrances of any other person. Seller will forever indemnify, defend and warrant all of the rights of FCC in and to the Equipment transferred hereunder against the claims and demands of all other persons.

IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale this 11th day of July, 1996.

                                   FLEX PRODUCTS, INC.

                                   By: /s/ Michael B. Sullivan
                                      --------------------------------
                                   Name:   Michael B. Sullivan
                                        ------------------------------
                                   Title:  President
                                         -----------------------------


State of California
         --------------------------
County of Sonoma
         --------------------------


Subscribed and sworn before me this 11th day of July, 1996.

                                /s/ Aggie S. Navarro

                                  Notary Public

                   My Commission expires:____________________

                                        ==============================
                                                AGIE S. NAVARRO
                                        [SEAL]  COMM. #1009257
                                           Notary Public--California
                                                 SONOMA COUNTY
                                         My Comm. Expires NOV 11, 1997
                                        ==============================

        This FINANCING STATEMENT is presented for filing and will remain  effective with certain exceptions  for a period of five years from the date of filing  pursuant to section  9403 of the
California Uniform Commercial Code.
------------------------------------------------------------------------------------------------
1. DEBTOR  (LAST NAME FIRST--IF AN INDIVIDUAL)         1A.  SOCIAL SECURITY OR FEDERAL TAX NO.

  Flex Products, Inc.
------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                          1C. CITY, STATE              1D. ZIP CODE

  2793 Northpoint Parkway                    Santa Rosa, California            95407
------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR (IF ANY)                         2A.  SOCIAL SECURITY OR FEDERAL TAX NO.
    (LAST NAME FIRST--IF AN INDIVIDUAL)

------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                          2C. CITY, STATE              2D. ZIP CODE

------------------------------------------------------------------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES (IF ANY)            3A.  FEDERAL TAX NUMBER

================================================================================================
4. SECURED PARTY                                       4A.  SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                            OR BANK TRANSIT AND A.B.A. NO.
     NAME      Fleet Capital Corporation
     MAILING ADDRESS   50 Kennedy Plaza, 5th Floor
     CITY  Providence     STATE   RI     ZIP CODE  02903
------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                  5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                            OR BANK TRANSIT AND A.B.A. NO.
     NAME
     MAILING ADDRESS
     CITY
------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

   (1) Leybold Hereaus electron beam roll coater, and (1) Leybold Hereaus sputtering roll coater as further described on the Additional Collateral Schedule attached hereto and made a part hereof.



   32089-01/lae (additional collateral)

------------------------------------------------------------------------------------------------
7. CHECK   [X]      7A. [ ] PRODUCTS OF COLLATERAL     7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN
   IF APPLICABLE            ARE ALSO COVERED               ACCORDANCE WITH INSTRUCTION 5(a) ITEM:
                                                           [ ](1)    [ ](2)    [ ](3)    [ ](4)
------------------------------------------------------------------------------------------------
8. CHECK   [X]          [ ]  DEBTOR IS A "TRANSMITTING UTILITY"
   IF APPLICABLE             IN ACCORDANCE WITH UCC SS. 9105 (1)(n)
------------------------------------------------------------------------------------------------
9.                                       DATE:      C   10. THIS SPACE FOR USE OF FILING OFFICER
                                                    O       (DATE, TIME, FILE NUMBER
  /s/ Michael B. Sullivan                7/11/96    D       AND FILING OFFICER)
SIGNATURE(S) OF DEBTOR(S)                           E
-------------------------------------------------- ---
Flex Products, Inc.                                 1

TYPE OR PRINT NAME(S) OF DEBTOR(S)                  2
--------------------------------------------------
                                                    3
   /s/ John J. Gould
SIGNATURE(S) OF SECURED PARTY(IES)                  4
--------------------------------------------------
Fleet Capital Corporation                           5

TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)         6
==================================================
11. Return copy to:                                 7

NAME                                                8
ADDRESS
CITY                                                9
STATE
ZIP CODE                                            0
==================================================
                FORM UCC.1--
                Approved by the Secretary of State
==================================================

        This FINANCING STATEMENT is presented for filing and will remain  effective with certain exceptions  for a period of five years from the date of filing  pursuant to section  9403 of the
California Uniform Commercial Code.
------------------------------------------------------------------------------------------------
1. DEBTOR  (LAST NAME FIRST--IF AN INDIVIDUAL)         1A.  SOCIAL SECURITY OR FEDERAL TAX NO.

  Flex Products, Inc.
------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                          1C. CITY, STATE              1D. ZIP CODE

  2793 Northpoint Parkway                    Santa Rosa, California            95407
------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR (IF ANY)                         2A.  SOCIAL SECURITY OR FEDERAL TAX NO.
    (LAST NAME FIRST--IF AN INDIVIDUAL)

------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                          2C. CITY, STATE              2D. ZIP CODE

------------------------------------------------------------------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES (IF ANY)            3A.  FEDERAL TAX NUMBER

================================================================================================
4. SECURED PARTY                                       4A.  SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                            OR BANK TRANSIT AND A.B.A. NO.
     NAME      Fleet Capital Corporation
     MAILING ADDRESS   50 Kennedy Plaza, 5th Floor
     CITY  Providence     STATE   RI     ZIP CODE  02903
------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                  5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                            OR BANK TRANSIT AND A.B.A. NO.
     NAME
     MAILING ADDRESS
     CITY
------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

   (1) Weinert Vacuum GMBH, sputtering roll coating machine as further described on attached
   Schedule A(s), and all additions, accessions, modifications, improvements, replacements, substitutions, and accessories thereto and therefor, whether now owned or hereafter acquired, and proceeds, products and income of any of the foregoing, including insurance proceeds.
   Debtor has possession of the equipment under a true lease only. Secured Party has a security interest in the equipment to the extent necessary to protect its title and interest therein.


   Acct. No. 32089-01/lae
------------------------------------------------------------------------------------------------
7. CHECK   [X]      7A. [ ] PRODUCTS OF COLLATERAL     7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN
   IF APPLICABLE            ARE ALSO COVERED               ACCORDANCE WITH INSTRUCTION 5(a) ITEM:
                                                           [ ](1)    [ ](2)    [ ](3)    [ ](4)
------------------------------------------------------------------------------------------------
8. CHECK   [X]          [ ]  DEBTOR IS A "TRANSMITTING UTILITY"
   IF APPLICABLE             IN ACCORDANCE WITH UCC SS. 9105 (1)(n)
------------------------------------------------------------------------------------------------
9.                                       DATE:      C   10. THIS SPACE FOR USE OF FILING OFFICER
                                                    O       (DATE, TIME, FILE NUMBER
  /s/ Michael B. Sullivan                7/11/96    D       AND FILING OFFICER)
SIGNATURE(S) OF DEBTOR(S)                           E
-------------------------------------------------- ---
Flex Products, Inc.                                 1

TYPE OR PRINT NAME(S) OF DEBTOR(S)                  2
--------------------------------------------------
                                                    3
   /s/ John J. Gould
SIGNATURE(S) OF SECURED PARTY(IES)                  4
--------------------------------------------------
Fleet Capital Corporation                           5

TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)         6
==================================================
11. Return copy to:                                 7

NAME                                                8
ADDRESS
CITY                                                9
STATE
ZIP CODE                                            0
==================================================
                FORM UCC.1--
                Approved by the Secretary of State
==================================================

 [LOGO] Fleet                               LEASE SCHEDULE NO. 32089-00002
Capital Leasing                                (True Lease Schedule)

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

                                Lessee: FLEX PRODUCTS, INC.
                                Address: 1402 MARINER WAY

                                         SANTA ROSA, CA 95407

         1. This Lease Schedule No. 32089 - 00002 dated as of June 19, 1996 is entered into pursuant to and incorporates by this reference, all of the terms and provisions of that certain Master Equipment Lease Agreement No. 32089 dated as of JUNE 19, 1996 (the "Master Lease"), for the lease of the Equipment described in Schedule A attached hereto. This Lease Schedule shall constitute a separate, distinct and independent lease of the Equipment and the contractual obligation of Lessee. References to the "the Lease" or "this Lease" shall mean and refer to this Lease Schedule, together with the Master Lease and all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with this Lease Schedule, all as the same may be amended or modified from time to time. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Master Lease. By its execution and delivery of this Lease Schedule, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Master Lease, as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof.

         2.  ACQUISITION  COST.  The  Acquisition  Cost  of  the  Equipment  is:
$4,500,000.00.

         3. (a) LEASE TERM. The Lease Term shall commence on the date hereof and shall continue for a period of 72 months after the Lease Term Commencement Date set forth in the Acceptance Certificate to this Lease Schedule, plus any renewal or extended term applicable in accordance with the terms of the Lease.

            (b) RENTAL PAYMENTS. In addition to interim rent payable pursuant to Section 2 of the Master Lease, Lessee shall pay Lessor 72 consecutive Rental Payments in the amounts set forth in the schedule below, plus any applicable sales/use taxes, commencing on the Rental Payment Commencement Date set forth in the Acceptance Certificate and MONTHLY thereafter for the remaining Lease Term. Each Rental Payment shall be payable on the same day of the month as the Rental Payment Date in each succeeding rental period during the remaining Lease Term (each, a "Rental Payment Date"):

                                                  Amount of Each
              Number of Rental Payments           Rental Payment
              -------------------------           --------------
                        12                          65,109.74
                        60                          73,780.11

             (c) ADVANCE RENTAL PAYMENT. Lessee agrees to pay Lessor the first 01 and last O Rental Payments, due and payable on the Acceptance Date.

             (d) SECURITY DEPOSIT. Lessee agrees to make a payment in an amount equal to 0% of the Acquisition Cost of the Equipment, due and payable on the Acceptance Date, to be held by Lessor as a non-interest bearing deposit to secure Lessee's performance under the Lease.

          4. EQUIPMENT LOCATION(S). The Equipment will be located at the location(s) specified in Schedule A-1 hereto.

          5. Lessor will invoice Lessee for all sales, use and/or personal property taxes as and when due and payable in accordance with applicable law, unless Lessee delivers to Lessor a valid exemption certificate with respect to such taxes. Delivery of such certificate shall constitute Lessee's representation and warranty that no such taxes shall become due and payable with respect to the Equipment and Lessee shall indemnify and hold harmless Lessor from and against any and all liability or damages, including late charges and interest which Lessor may incur by reason of the assessment of such taxes.

           6. The Rental Payments may change for Equipment accepted after July 12, 1996.

           7. Lessee represents that the applicable recovery period for the Equipment, for purposes of Section 168 of the Internal Revenue Code of 1986, is as set forth in Schedule A hereto.



Dated as of: June 19, 1996



FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

                                                          ACCEPTANCE CERTIFICATE
[LOGO] Fleet
Capital Leasing
50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Acceptance Certificate (this "Acceptance Certificate") is attached to and made a part of that certain Lease Schedule No. 32089 - 00002, dated as of June 19, 1996 (the "Lease Schedule"), by and between the undersigned parties. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. To the extent the terms set forth in this Acceptance Certificate differ or conflict with any of the terms set forth in the Lease, the terms set forth in this Acceptance Certificate shall control.

         1. Lessee acknowledges and agrees that each item of Equipment set forth on Schedule A hereto (collectively, the "Equipment") is hereby unconditionally accepted by Lessee for all purposes under the Lease at the locations specified in Schedule A-1 hereto, and hereby agrees to faithfully perform all of its obligations under the Lease as of the date hereof (the "Acceptance Date"). Lessee hereby authorizes and directs Lessor to make payment to each vendor of the Equipment pursuant to such vendor's invoice or any purchase order, purchase agreement or supply contract with such vendor, receipt and approval of which are hereby reaffirmed by Lessee.

         2. By its execution and delivery of this Acceptance Certificate, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Lease as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof. Lessee further certifies to Lessor that Lessee has selected the Equipment and has received and approved the purchase order, purchase agreement or supply contract under which the Equipment will be acquired for all purposes of the Lease.

     3. Lessee hereby represents and warrants that: (a) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of the Lessee; and (b) if requested by Lessor, the Equipment has been marked or labeled evidencing the Lessor's interest therein.

4. The LEASE TERM COMMENCEMENT DATE is the 10th day of July, 1996

5. The RENTAL PAYMENT COMMENCEMENT DATE is the 10th day of July, 1996

6. All terms and provisions of the Lease Schedule shall remain in full force and effect, except as otherwise provided below:

          - ACQUISITION COST: $ 4,500,000.00.

          - LEASE TERM: (72) seventy-two months.

          - RENTAL PAYMENTS:  Number of Rental Payments    Rental Payment Amount

                                         12                     $______
                                         60                     $______

          - ADVANCE RENTAL PAYMENT(S): First 01 and last 00.

          - SECURITY DEPOSIT:    N/A  %.

Dated:            July 10, 1996

Agreed and Accepted:

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By:  /s/ Michael  B. Sullivan
    ----------------------------                     ---------------------------
Name:   John J. Gould                           Name:    Michael  B. Sullivan
      --------------------------                       -------------------------
Title:  VP/Senior Lender                        Title:   President
       --------------------------                      -------------------------

FLEET CAPITAL CORPORATION                                      PAGE 1 OF 1
                                                         SCHEDULE A EQUIPMENT

Attached to and made part of the following documents: True Lease Schedule No. 32089-02, Acceptance Certificate, UCC Financing Statement(s), and Warranty Bill of Sale with Flex Products, Inc.

The Depreciable Life of the Property is (07) seven years.

LOC# (01)

BETA FIVE:
Unit Number: Beta V

(1) General Vacuum Equipment Corp. electron beam metalyzing system, Mfg. 1995, 78" width capacity, 1200 feet per minute, 480 volt, 3 phase, 218 amps, model 95-005 overall size 9' X 10', serial number 95005 which machine includes, but is not limited to, the following:

       (8) Electron beam guns
       (8) Airco Temescal Simba 2 electron beam power supplies, serial numbers 330, 337, 340, 338, 339, 336, 333 and 335
       (8) Programmable seep generators
       (8) High voltage controllers
       (8) Electron beam gun controllers
       (2) Polycolds, model PFC1100HC
       (6) Varian 20" diffusion pumps, model  016513/HS-20
       (8) Airco electron  beam gun interfaces
       (4) Trige-Scott drive motors, model S90L01199100203050300011, serial numbers 104529421295, 104529211295, 104529311295 and 104529411295

AND ALL STANDARD AND ACCESSORY EQUIPMENT.


   FLEET CAPITAL CORPORATION                 FLEX PRODUCTS, INC.

   BY:  /s/ John J. Gould                    BY: /s/ Michael B. Sullivan
      --------------------------------          --------------------------------
   NAME:    John J. Gould                    NAME:   Michael B. Sullivan
        ------------------------------            ------------------------------
   TITLE:   Vice President                   TITLE:  President
         -----------------------------             -----------------------------

FLEET CAPITAL CORPORATION                                  Schedule A-1
                                                           Equipment Location

Attached to and made part of the following documents True Lease Schedule No. 32089-02, Acceptance Certificate, UCC Financing Statement(s), Warranty Bill of Sale with Flex Products, Inc.

--------------------------------------------------------------------------------
Loc #     Equipment Currently Located at:
--------------------------------------------------------------------------------

01        1402 Mariner Way, Santa Rosa, California 95407






--------------------------------------------------------------------------------

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

[LOGO] Fleet                                               PURCHASE OPTION RIDER
Capital Leasing

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Purchase Option Rider (this "Rider") is attached to and made a part of that certain Lease Schedule No. 32089-00002, dated as of June 19, 1996 (the "Lease Schedule"), by and between the undersigned parties.

         If no Event of Default (or event or condition which, with the passage of time or giving of notice, or both, would become such an Event of Default) shall have occurred and be continuing, and the Lease shall not have been earlier terminated, Lessee shall have the option to purchase (the "Purchase Option") all, but not less than all, of the Equipment at the expiration of the Lease Term for an amount, payable in immediately available funds on the last day of the Lease Term, equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus (c) an amount equal to 25.00000% of the Acquisition Cost of the Equipment, which Lessor and Lessee acknowledge represents a reasonable current estimate of the fair market value of the Equipment at the end of the Lease Term.

         Provided that Lessor shall have received all amounts payable hereunder on the last day of the Lease Term, and that no Event of Default then exists and is continuing under the Lease, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on the last day of the Lease Term, on an "AS-IS," "WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor. If Lessee intends to exercise the Purchase Option, Lessee shall give irrevocable written notice to Lessor (the "Option Notice") not more than 240 days, nor less than 180 days, prior to the expiration of the Lease Term. If Lessee fails to give such written notice to Lessor, it shall be conclusively presumed that Lessee has elected not to exercise the Purchase Option.

         If, for any reason, Lessee does not exercise the Purchase Option, Lessee shall, on the last day of the Lease Term, return all of the Equipment to Lessor pursuant to and in the condition required by the terms of the Lease and pay to Lessor a return fee equal to 5.0% of the Acquisition Cost of the Equipment.

         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: June 19, 1996

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

  [LOGO] Fleet                                    STIPULATED LOSS VALUE SCHEDULE
Capital Leasing

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Stipulated Loss Value Schedule (this "Schedule") is attached to and made a part of that certain Lease Schedule No. 32089-00002, dated as of June 19, 1996 (the "Lease Schedule"), by and between the undersigned parties.

         The following Stipulated Loss Values shall be used to calculate damages or loss as provided in the Master Lease.  The Stipulated Loss Value with respect to any item of Equipment on any Rental  Payment Date during the Lease Term shall be an amount equal to the sum of: (a) all Rental Payments and other amounts then due and owing to Lessor under the Lease,  together with all accrued interest and late charges thereon, calculated through and including the date of payment; plus
(b) the product of the Acquisition Cost of the such Equipment  multiplied by the percentage set forth below as of such Rental Payment Date.
Rental Payment Date for   Percentage of       Rental Payment Date for   Percentage of
 Rental Payment Number    Acquisition Cost    Rental Payment Number     Acquisition Cost

              SEE EXHIBIT C ATTACHED HERETO AND MADE A PART HEREOF








         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed.


Dated as of: June 19, 1996

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

                                    EXHIBIT C
                                       TO
                         STIPULATED LOSS VALUE SCHEDULE
                         TO LEASE SCHEDULE NO. 32089-02

RENTAL PAYMENT       PERCENTAGE OF         RENTAL PAYMENT       PERCENTAGE OF
DATE FOR RENTAL     ACQUISITION COST      DATE FOR RENTAL      ACQUISITION COST
PAYMENT NUMBER                             PAYMENT NUMBER

      1                103.35121715              37              70.90880090
      2                102.77715752              38              69.75511355
      3                102.19526265              39              68.59002020
      4                101.59552206              40              67.41874422
      5                100.98781724              41              66.23597391
      6                100.37210821              42              65.04165152
      7                 99.73838360              43              63.84099969
      8                 99.09652408              44              62.62870597
      9                 98.44648879              45              61.40471189
     10                 97.78823666              46              60.16895869
     11                 97.11575495              47              58.92972240
     12                 96.43494366              48              57.67865042

     13                 95.54711438              49              56.42401842
     14                 94.34921445              50              55.15747340
     15                 93.74119331              51              53.87895553
     16                 92.81702863              52              52.59673978
     17                 91.88261080              53              51.30247247
     18                 90.93788832              54              49.99609306
     19                 89.97683797              55              48.68587582
     20                 89.00534921              56              47.36346638
     21                 88.02336959              57              46.02880349
     22                 87.03084644              58              44.68182560
     23                 86.02873119              59              43.33120369
     24                 85.01597126              60              41.96818663

     25                 83.99351758              61              40.60144498
     26                 82.96031708              62              39.22222721
     27                 81.91631576              63              37.83047065
     28                 80.86246378              64              36.43484516
     29                 79.79770726              65              35.02659847
     30                 78.72199142              66              33.60566720
     31                 77.63626563              67              32.18072044
     32                 76.53947521              68              30.74300521
     33                 75.43156457              69              29.29245738
     34                 74.31247787              70              27.82901249
     35                 73.18743961              71              26.37095856
     36                 72.05113926              72              24.89996987

                                                 72              25.00000000

[LOGO] Fleet
Capital Leasing

                                                             PAY PROCEEDS LETTER

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

    We hereby authorize you to pay the following Payee(s) from the proceeds of your financial accommodations to us in respect of that certain True Lease Schedule No. 32089-00002 dated as of June 19, 1996, and make disbursements directly to said Payee(s) as follows:

                                                       Amount of
        PAYEE                                          Payment

Flex Products, Inc. *                                       $4,421,390.26
----------------------------------------------------   -------------------------
Fleet Capital Corporation (short fund to pay                    78,609.74
----------------------------------------------------   -------------------------
Customer Invoice now due)
----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

                 TOTAL:                                     $4,500,000.00
                                                            --------------------


Dated as of: June 19 , 1996
            ------------------------

* BANK: Bank of America, NTSA                     FLEX PRODUCTS, INC.
        10 Santa Rosa Ave.
        Santa Rosa, CA                            By: /s/ Michael B. Sullivan
                                                     ---------------------------
  ABA #:  12100358                                Name:   Michael B. Sullivan
                                                       -------------------------
For Account of: FLEX PRODUCTS INC.                Title:  President
                                                       -------------------------
Account #:  14984-00242

        This FINANCING STATEMENT is presented for filing and will remain  effective with certain exceptions  for a period of five years from the date of filing  pursuant to section  9403 of the
California Uniform Commercial Code.
------------------------------------------------------------------------------------------------
1. DEBTOR  (LAST NAME FIRST--IF AN INDIVIDUAL)         1A.  SOCIAL SECURITY OR FEDERAL TAX NO.

  Flex Products, Inc.
------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                          1C. CITY, STATE              1D. ZIP CODE

  2793 Northpoint Parkway                    Santa Rosa, California            95407
------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR (IF ANY)                         2A.  SOCIAL SECURITY OR FEDERAL TAX NO.
    (LAST NAME FIRST--IF AN INDIVIDUAL)

------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                          2C. CITY, STATE              2D. ZIP CODE

------------------------------------------------------------------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES (IF ANY)            3A.  FEDERAL TAX NUMBER

================================================================================================
4. SECURED PARTY                                       4A.  SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                            OR BANK TRANSIT AND A.B.A. NO.
     NAME      Fleet Capital Corporation
     MAILING ADDRESS   50 Kennedy Plaza, 5th Floor
     CITY  Providence     STATE   RI     ZIP CODE  02903
------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                  5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                            OR BANK TRANSIT AND A.B.A. NO.
     NAME
     MAILING ADDRESS
     CITY
------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

    (1) General Vacuum Equipment Corp. electron beam metalyzing system as further described on attached Schedule A(s) and all additions, accessions, modifications, improvements, replacements, substitutions, and accessories thereto and therefor, whether now owned or hereafter acquired, and proceeds, products and income of any of the foregoing, including insurance proceeds. Debtor has possession of the equipment under a true lease only. Secured
    Party has a security interest in the equipment to the extent necessary to protect its title and interest therein.

   Acct. No. 32089-02/lae (Fixture filing)
------------------------------------------------------------------------------------------------
7. CHECK   [X]      7A. [ ] PRODUCTS OF COLLATERAL     7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN
   IF APPLICABLE            ARE ALSO COVERED               ACCORDANCE WITH INSTRUCTION 5(a) ITEM:
                                                           [ ](1)    [ ](2)    [ ](3)    [ ](4)
------------------------------------------------------------------------------------------------
8. CHECK   [X]          [ ]  DEBTOR IS A "TRANSMITTING UTILITY"
   IF APPLICABLE             IN ACCORDANCE WITH UCC SS. 9105 (1)(n)
------------------------------------------------------------------------------------------------
9.                                       DATE:      C   10. THIS SPACE FOR USE OF FILING OFFICER
                                                    O       (DATE, TIME, FILE NUMBER
  /s/ Michael B. Sullivan                7/11/96    D       AND FILING OFFICER)
SIGNATURE(S) OF DEBTOR(S)                           E
-------------------------------------------------- ---
Flex Products, Inc.                                 1

TYPE OR PRINT NAME(S) OF DEBTOR(S)                  2
--------------------------------------------------
                                                    3
   /s/ John J. Gould
SIGNATURE(S) OF SECURED PARTY(IES)                  4
--------------------------------------------------
Fleet Capital Corporation                           5

TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)         6
==================================================
11. Return copy to:                                 7

NAME                                                8
ADDRESS
CITY                                                9
STATE
ZIP CODE                                            0
==================================================
                FORM UCC.1--
                Approved by the Secretary of State
==================================================

Memorandum

DATE:     July 23, 1996

TO:       Jeff Ryan

FROM:     David Kitayama

RE:       Fleet Credit Lease Documents

     Comparing the signed lease documents I got on Monday and the previous documents given to Flex as the final lease, it appears that the signed package is not complete. Please secure file copies for Flex of the following documents:

     1) All UCC filings

     2) (Assistant) Secretary's Certificate

          a) from OCLI

          b) from Flex

     3) Lease schedule p2 on both items leased

     4) Support agreement between Fleet Capital Corp and OCLI and Flex Products.

     5) Any and all side letters that constitute documentation supporting the lease transactions.


     We discussed items 4 and 5 this morning and you indicated that you would be getting them from Fleet. Please add the other items to the list and let me know when they are available.

[LOGO] Fleet
Capital Leasing




July 18, 1996



Mr. Jeff Ryan
Flex Products, Inc.
1402 Mariner Way
Santa Rosa, California 95407

RE: ACCOUNT NO. 32089-01 and 02

Dear Jeff:

I would like to take this opportunity to thank you for working with Fleet Capital Corporation on your recent financing requirements.

Enclosed for your files are copies of the executed documents referencing the above account number. Invoices will be mailed to the address on this letter. Please verify it; if invoices should be mailed to another address or another individual within your organization, please contact our customer service department at (800) 238-3737.

I have also included a revised Pay Proceeds letter for Lease Schedule 01, please have this executed and return to my attention.

Again, thank you for your business. Please feel free to call us if you have questions regarding your account or if we can be of any further service to you.

Very truly yours,

/s/ Sandy

Sandra Buonaiuto
Sr. Contract Administrator I

Enclosures

[LOGO]                                                       PAY PROCEEDS LETTER
Fleet Credit Corporation

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

     We hereby authorize you to pay the following Payee(s) from the proceeds of your financial accommodations to us in respect of that certain True Lease Schedule No. 32089-00001 dated as of June 19, 1995, and make disbursements directly to said Payee(s) as follows:


                                                            Amount of
              PAYEE                                          Payment

Flex Products, Inc.                                      $ 7,765,000.09
----------------------------------------------------   -------------------------
Fleet Capital Corporation (short fund to pay                 113,999.91
----------------------------------------------------   -------------------------
Customer Invoice now due)
----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

                                              TOTAL:     $ 7,879,000.00
                                                       -------------------------


Dated as of: June 19, 1996
            -----------------
                                                  FLEX PRODUCTS, INC.

                                                  By:
                                                     ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                       -------------------------

                                      MASTER EQUIPMENT LEASE AGREEMENT No. 32089

 LESSOR: FLEET CAPITAL CORPORATION            LESSEE: FLEX PRODUCTS, INC.
         a Rhode Island corporation                   a Delaware corporation

Address: 50 Kennedy Plaza                     Address: 1402 Mariner Way
         Providence, Rhode Island 02903-2305        Santa Rosa, California 95047

1. LEASE OF EQUIPMENT
   Subject to the terms and conditions set forth herein (the "Master Lease") and in any Lease Schedule incorporating the terms of this Master Lease (each, a "Lease Schedule"). Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the items and units of personal property described in each such Lease Schedule, together with all replacements, parts, additions, accessories and substitutions therefor (collectively, the "Equipment"). Each Lease Schedule shall constitute a separate, distinct and independent lease of Equipment and contractual obligation of Lessee. References to "the Lease", "this Lease" or "any Lease" shall mean and refer to any Lease Schedule which incorporates the terms of this Master Lease, together with all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with such Lease Schedule or this Master Lease, all as the same may be amended or modified from time to time. The Equipment is to be delivered and installed at the location specified or referred to in the applicable Lease Schedule. The Equipment shall be deemed to have been accepted by Lessee for all purposes under this Lease upon Lessor's receipt of an Acceptance Certificate with respect to such Equipment, executed by Lessee after receipt of all other documentation required by Lessor with respect to such Equipment. Lessor shall not be liable or responsible for any failure or delay in the delivery of the Equipment to Lessee for whatever reason. As used in the Lease with respect to any item of Equipment, the terms "Acceptance Date", "Acquisition Cost", "Rental Payment(s)", "Rental Payment Dates", "Rental Payment Numbers", "Rental Payment Commencement Date", "Lease Term" and "Lease Term Commencement Date" shall have the meanings and values assigned to them in the Lease Schedule and the Acceptance Certificate applicable to such Equipment.

2. TERM AND RENT
   The Lease Term for each item of Equipment shall be as specified in the applicable Lease Schedule. Rental Payments shall be in the amounts and shall be due and payable as set forth in the applicable Lease Schedule. If any rent or other amount payable hereunder shall not be paid within 10 days of the date when due, Lessee shall pay as an administrative and late charge an amount equal to 5% of the amount of any such overdue payment. In addition, Lessee shall pay overdue interest on any delinquent payment or other amounts due under the Lease (by reason of acceleration or otherwise) from 30 days after the due date until paid at the rate of 1 1/2% per month or the maximum amount permitted by applicable law, whichever is lower. All payments to be made to Lessor shall be made to Lessor in immediately available funds at the address shown above, or at such other place as Lessor shall specify in writing. THIS IS A NON-CANCELABLE, NON-TERMINABLE LEASE OF EQUIPMENT FOR THE ENTIRE LEASE TERM PROVIDED IN EACH LEASE SCHEDULE HERETO.

3. POSSESSION; PERSONAL PROPERTY
   No right, title or interest in the Equipment shall pass to Lessee other than the right to maintain possession and use of the Equipment for the Lease Term (provided no Event of Default has occurred) free from interference by any person claiming by, through, or under Lessor. The Equipment shall always remain personal property even though the Equipment may hereafter become attached or affixed to real property. Lessee agrees to give and record such notices and to take such other action at its own expense as may be necessary to prevent any third party (other than an assignee of Lessor) from acquiring or having the right under any circumstances to acquire any interest in the Equipment or this Lease.

4. DISCLAIMER OF WARRANTIES
   LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT, NOR THE AGENT THEREOF, AND MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE MERCHANTABILITY OF THE EQUIPMENT, ITS FITNESS FOR A PARTICULAR PURPOSE, ITS DESIGN OR CONDITION, ITS CAPACITY OR DURABILITY, THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE MANUFACTURE OR ASSEMBLY OF THE EQUIPMENT, OR THE CONFORMITY OF THE EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER RELATING THERETO, OR PATENT INFRINGEMENTS, AND LESSOR HEREBY DISCLAIMS ANY SUCH WARRANTY. LESSOR IS NOT RESPONSIBLE FOR ANY REPAIRS OR SERVICE TO THE EQUIPMENT, DEFECTS THEREIN OR FAILURES IN THE OPERATION THEREOF. Lessee has made the selection of each item of Equipment and the manufacturer and/or supplier thereof based on its own judgment and expressly disclaims any reliance upon any statements or representations made by Lessor. For so long as no Event of Default (or event or condition which, with the passage of time would become such an Event of Default) has occurred and is continuing, Lessee shall be the beneficiary of, and shall be entitled to, all rights under any applicable manufacturer's or vendor's warranties with respect to the Equipment, to the extent permitted by law.

   If the Equipment is not delivered, is not properly installed, does not operate as warranted, becomes obsolete, or is unsatisfactory for any reason whatsoever, Lessee shall make all claims on account thereof solely against the manufacturer or supplier and not against Lessor, and Lessee shall nevertheless pay all rentals and other sums payable hereunder. Lessee acknowledges that neither the manufacturer or supplier of the Equipment, nor any sales representative or agent thereof, is an agent of Lessor, and no agreement or representation as to the Equipment or any other matter by any such sales representative or agent of the manufacturer or supplier shall in any way affect Lessee's obligations hereunder.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS
   Lessee represents and warrants to and covenants with Lessor that:

   (a) Lessee has the form of business organization indicated above and is duly organized and existing in good standing under the laws of the state listed in the caption of this Master Lease and is duly qualified to do business wherever necessary to carry on its present business and operations and to own its property; (b) this Lease has been duly authorized by all necessary action on the part of Lessee consistent with its form of organization, does not require any further shareholder or partner approval, does not require the approval of, or the giving notice to, any federal, state, local or foreign governmental authority and does not contravene any law binding on Lessee or contravene any certificate or articles of incorporation or by-laws or partnership certificate or agreement, or any agreement, indenture, or other instrument to which Lessee is a party or by which it may be bound; (c) this Lease has been duly executed and delivered by authorized officers or partners of Lessee and constitutes a legal, valid and binding obligation of Lessee enforceable in accordance with its terms; (d) Lessee has not and will not, directly or indirectly, create, incur or permit to exist any lien, encumbrance, mortgage, pledge, attachment or security interest on or with respect to the Equipment or this Lease (except those of persons claiming by, through or under Lessor); (e) the Equipment will be used solely in the conduct of Lessee's business and will remain in the location shown on the applicable Lease Schedule unless Lessor otherwise agrees in writing and Lessee has completed all notifications, filings, recordings and other actions in such new location as Lessor may reasonably request to protect Lessor's interest in the Equipment; (f) there are no pending or threatened actions or proceedings before any court or administrative agency which materially adversely affect Lessee's financial condition or operations, and all credit, financial and other information provided by Lessee or at Lessee's direction is, and all such information hereafter furnished will be, true, correct and complete in all material respects; (g) Lessor has not selected, manufactured or supplied the Equipment to Lessee and has acquired any Equipment subject hereto solely in connection with this Lease and Lessee has received and approved the terms of any purchase order or agreement with respect to the Equipment; (h) Lessee shall maintain, as of the end of each of Lessee's fiscal quarters, a Fixed Charge Coverage Ratio of not less than 1.75:1 for each cumulative four quarter period (if Lessee issues stock through an initial public stock offering ("IPO") (x) during its fiscal quarter ending April 30, 1997, and the net proceeds to Lessee from such IPO are no less than $15,0OO,000, and at the conclusion of such fiscal quarter Lessee's TangibLe Net Worth is no less than the Base Net Worth, or (y) after April 30, 1997, and Lessee's Tangible Net Worth, immediately following such IPO, is no less than the Base Net Worth plus 50% of Lessee's total Net Income for each fiscal quarter from and after the fiscal quarter ending July 31, 1997, to the date of the

IPO, Lessee shall thereafter maintain a Fixed Charge Coverage Ratio of no less than 1.2:1); (i) Lessee shall maintain a ratio of total liabilities (including the present value of non-cancelable equipment operating lease rentals) to Tangible Net Worth of not more than 2.75:1 through until July 31, 1997, and of not more than 2.0:1 thereafter; (j) Lessee shall maintain a Tangible Net Worth of not less than $7,728,000 (the "Minimum Tangible Net Worth") through April 30, 1996, which Minimum Tangible Net Worth shall increase as of the end of each of Lessee's fiscal quarters thereafter by the sum of (x) 50% of Lessee's Net Income during such quarter and (y) 80% of the net proceeds of any stock issued by Lessee during such quarter; (k) Lessee shall not make any payments to shareholders, whether by dividend, commission, repayment of debt, loan or other payments, if such payments would cause Lessee's cumulative four quarter Adjusted Fixed Charge Coverage Ratio to be less than 1.0:1 or Lessee's Current Ratio to be less than 1.2:1 or result in Lessee's breach of any other covenant herein; and (1) more than 50% of Lessee's voting capital stock, or effective control of Lessee's voting capital stock, issued and outstanding from time to time, shall be retained by Optical Holding Laboratory, Inc., ("OCLI"). Notwithstanding the provisions set forth in Section 5 (1) above, in the event that SICPA Holding, S.A. ("SICPA") acquires more than 50% of Lessee's voting capital stock, or effective control of Lessee's voting capital stock, issued and outstanding from time to time, Lessor agrees that, upon delivery of such financial information on SICPA as Lessor deems necessary, Lessor shall consider a request by Lessee to substitute SICPA for OCLI for purposes of the covenant set forth in Section 5
(1). The sale of the Equipment by Lessee to Lessor and Lessee's undertaking of the obligations contained herein shall not cause Lessee to be insolvent within the meaning of applicable state and/or federal laws. The payment by Lessor to Lessee of the Acquisition Cost of the Equipment, as set forth from time to time on the Acquisition Certificate, is fair consideration for each item of Equipment within the meaning of applicable state and federal laws.

   Without limiting the generality of any of the foregoing representations and warranties, the sale by Lessee to Lessor of the Equipment does not require any stockholder approval or consent of any trustee or holders of any indebtedness or obligations of Lessee and will not, to Lessee's knowledge, contravene any laws, statutes, regulations, judgments or decrees applicable to Lessee, including, but not limited to, laws or statutes regarding fraudulent conveyances, bankruptcy, creditors' rights or bulk transfers, or the certificate of incorporation or by-laws of Lessee, or contravene the provisions of, or constitute a default under, or violate any restrictive covenants or other agreement to which Lessee is a party or by which Lessee or its assets may be bound or affected, and any authorization, approval, license, filing or registration with any court or governmental agency or instrumentality which is necessary in connection with such sale has, to Lessee's knowledge, been effected and a written copy thereof has been delivered to Lessor. Lessee has full power, authority and legal right to sell the Equipment to Lessor. The sale of the Equipment to Lessor has been duly authorized by all necessary corporate action and constitutes a legal, valid and binding obligation of Lessee. Lessor's decision to accept such substitution shall be made in Lessor's sole discretion and will require, among other things, the execution of a Support Agreement from SICPA substantially in the form of the Support Agreement executed by OCLI.

   For the purposes of this section the following definitions shall apply:

     "Adjusted Fixed Charge Coverage Ratio" shall be defined as the sum of Net Income, depreciation, amortization, interest expense, taxes on income, and operating lease payments divided by the sum of interest expense, current maturities of long term debt, operating lease payments, net repayment of shareholder debt on an intra-quarterly basis, and dividend payments.

     "Base Net Worth" shall be defined as the sum of the net proceeds received by Lessee from the issuance of stock through an IPO and $15,000,000.

     "Current Ratio" shall be defined as all cash, cash equivalents, accounts receivable, inventory, prepaid expenses, and other current rights to receive payments as of the date of determination thereof in accordance with generally accepted accounting principles ("GAAP") divided by all liabilities which should, in accordance with GAAP consistently applied, be classified as current liabilities, and in any event including all indebtedness payable on demand or within one year from the date of determination without any option on the part of Lessee to extend or renew beyond such year, and including the current portion of long term debt required to be paid within one year.

     "Fixed Charge Coverage Ratio" shall be defined as the sum of net income, depreciation, amortization, interest expense, and operating lease payments divided by the sum of interest expense, current maturities of long term debt, and operating lease payments.

     "Tangible  Net  Worth"  shall  be  defined  as the  excess  of all  assets, excluding any value for goodwill, trademarks, patents, copyrights, organization expense, other similar intangible items, and receivables from stockholders that do not arise from the sale of product to stockholders, employees and affiliated companies, over total liabilities.

   All other financial terms used herein and not defined herein, shall be defined in accordance with GAAP, consistently applied.

6. INDEMNITY
   Lessee assumes the risk of liability for, and hereby agrees to indemnify and hold safe and harmless, and covenants to defend, Lessor, its employees, servants and agents from and against: (a) any and all liabilities, losses, damages, claims and expenses (including legal expenses of every kind and nature) arising out of the manufacture, purchase, shipment and delivery of the Equipment to Lessee, acceptance or rejection, ownership, titling, registration, leasing, possession, operation, use, return or other disposition of the Equipment, including, without limitation, any liabilities that may arise from patent or latent defects in the Equipment (whether or not discoverable by Lessee), any claims based on absolute tort liability or warranty and any claims based on patent, trademark or copyright infringement; (b) any and all loss or damage of or to the Equipment; and (c) any obligation or liability to the manufacturer or any supplier of the Equipment arising under any purchase orders issued by or assigned to Lessor.

7. TAXES AND OTHER CHARGES
   Lessee agrees to comply with all laws, regulations and governmental orders related to this Lease and to the Equipment and its use or possession, and to pay when due, and to defend and indemnify Lessor against liability for all license fees, assessments, and sales, use, property, excise, privilege and other taxes (including any related interest or penalties) or other charges or fees now or hereafter imposed by any governmental body or agency upon any Equipment, or with respect to the manufacturing, ordering, shipment, purchase, ownership, delivery, installation, leasing, operation, possession, use, return, or other disposition thereof or the rentals hereunder (other than taxes on or measured solely by the net income of Lessor). Any fees, taxes or other lawful charges paid by Lessor upon failure of Lessee to make such payments shall at Lessor's option become immediately due from Lessee to Lessor.

   Lessor and Lessee agree that Lessor is the owner of the Equipment for Federal income tax purposes. Lessee covenants that it shall not take any action which is inconsistent with Lessor's ownership of the Equipment.

   For purposes of this Section 7, the term Tax Benefits shall mean cost recovery deductions under Section 168 of the Internal Revenue Code of 1986, as amended, using a 200% declining balance method of depreciation switching to the straight line method for the first taxable year for which such method will yield larger depreciation deductions, and assuming a half-year convention and zero salvage value, for the applicable recovery period for such Equipment as set forth in the Lease Schedule with respect to such Equipment.

   If, as a result of any act, failure to act or any omission on the part of Lessee, or breach of any representation, warranty or covenant made by Lessee hereunder, there shall be a loss, disallowance, recapture or delay in claiming all or any portion of the Tax Benefits with respect to the Equipment, or there shall be included in Lessor's gross income for Federal, state or local income tax purposes any amount on account of any addition, modification or improvement to or in respect of any of the Equipment made or paid for by Lessee (any loss, disallowance, recapture, delay, inclusion or change being herein called a "Tax Loss"), then thirty (30) days after written notice to Lessee by Lessor that a Tax Loss has occurred, Lessee shall pay Lessor a lump sum amount which, after deduction of all taxes required to be paid by Lessor with respect to the receipt of such amount, will provide Lessor with an amount necessary to maintain Lessor's after-tax economic yield and overall net after-tax cash flows at least at the same level that would have been available if such Tax Loss had not occurred, plus any interest, penalties or additions to tax which may be imposed in connection with such Tax Loss. In lieu of paying such Tax Loss in a lump sum, Lessor may require, or upon Lessee's request, may agree, in Lessor's sole discretion, that such Tax Loss shall be paid in equal periodic payments over the applicable remaining Lease Term with respect to such Equipment with each Rental Payment due and payable with respect to such Equipment. Notwithstanding, and in addition to, the portion of the Tax Benefits with respect to the Equipment and such loss of Tax Benefits is the result of any act, failure to act or any omission on the part of Lessee or a breach of any representation, warranty or covenant made by Lessee hereunder, and either (a) a deficiency shall have been proposed by the Internal Revenue Service or other taxing authority having jurisdiction, or (b) tax counsel for Lessor has rendered an opinion to Lessor that such Tax Loss has so occurred. The foregoing indemnities and covenants set forth in Section 7 of this Master Lease shall continue in full force and effect and shall survive the expiration or earlier termination of the Lease.

8. DEFAULT
   Lessee shall be in default of this Lease upon the occurrence of any one or more of the following events (each an "Event of Default"):

   (a) Lessee shall fail to make any payment, of rent or otherwise, under any Lease within 10 days of the date when due; or (b) Lessee shall fail to obtain or maintain any of the insurance required under any Lease; or (c) Lessee shall fail to perform or observe any covenant, condition or agreement under any Lease, and such failure continued for 10 days after notice thereof to Lessee, provided, however, that no such failure to perform or observe shall constitute an Event of Default hereunder, where Lessee has commenced curing such failure to perform or observe within such ten (10) day period and continues to diligently pursue such cure in the opinion of Lessor; or (d) Lessee shall default in the payment or performance of any indebtedness or obligation to Lessor or any affiliated person, firm or entity controlling, controlled by or under common control with Lessor, under any loan, note, security agreement, lease, guaranty, title retention or conditional sales agreement or any other instrument or agreement evidencing such indebtedness with Lessor or such other affiliated person, firm or entity affiliated with Lessor; or (e) any representation or warranty made by Lessee herein or in any certificate, agreement, statement or document hereto or hereafter furnished to Lessor in connection herewith, including without limitation, any financial information, disclosed to Lessor shall prove to be false or incorrect in any material respect; or (f) death or judicial declaration of incompetence of Lessee, it an individual; the commencement of any bankruptcy, insolvency, arrangement, reorganization, receivership, liquidation or other similar proceeding by or against Lessee or any of its properties or businesses, or the appointment of a trustee, receiver, liquidator or custodian for Lessee or any of its properties of business, or if Lessee suffers the entry of an order for relief under Title 11 of the United States Code; or the making by Lessee era general assignment or deed of trust for the benefit of creditors, or (g) Lessee shall default in any payment on any obligation to any third party, which is greater than $1,000,000, and any applicable grace or cure period with respect: thereto has expired; or (h) Lessee shall terminate its existence by merger, consolidation, sale of substantially all of its assets or otherwise; or (i) Lessee shall be in breach of Section 5 (1) hereof as such Section 5 (1) may be revised from time to time pursuant to the terms of Section 5; or (j) if Lessee is a publicly held corporation, there shall be a change in the ownership of Lessee's stock such that Lessee is no longer subject to the reporting requirements of the Securities Exchange Act of 1934, or no longer has a class of equity securities registered under Section 12 of the Securities Act of 1933; or
(k) Lessor shall determine, in its sole discretion and in good faith, that there has been a material adverse change in the financial condition of the Lessee since the date of this Lease, or that Lessee's ability to make any payment hereunder promptly when due or otherwise comply with the terms of this Lease or any other agreement between Lessor and Lessee is impaired; or (l) any event or condition set forth in subsections (e), (f) or (h) of this Section 8 shall occur with respect to any guarantor or other person responsible, in whole or in part, for payment or performance of this Lease; or (m) any event or condition set forth in subsections (d) through (j) shall occur with respect to any person, firm or entity controlled by Lessee. Lessee shall promptly notify Lessor of the occurrence of any Event of Default or the occurrence or existence of any event or condition which, upon the giving of notice of lapse of time, or both, may become an Event of Default.

9. REMEDIES
   Upon the occurrence of any Event of Default, Lessor may, at its sole option and discretion, exercise one or more of the following remedies with respect to any or all of the Equipment: (a) cause Lessee to promptly return, at Lessee's expense, any or all Equipment to such location as Lessor may designate in accordance with the terms of Section 18 of this Master Lease, or Lessor, at its option, may enter upon the premises where the Equipment is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability to Lessor for or by reason of damage to property or such entry or taking possession except for Lessor's gross negligence or willful misconduct; (b) sell any or all Equipment at public or private sale or otherwise dispose of, hold, use, operate, lease to others or keep idle the Equipment, all as Lessor in its sole discretion may determine and all free and clear of any rights of Lessee; (c) remedy such default, including making repairs or modifications to the Equipment, for the account and expense of Lessee, and Lessee agrees to reimburse Lessor for all of Lessor's costs and expenses; (d) by written notice to Lessee, terminate the Lease with respect to any or all Lease Schedules and the Equipment subject thereto, as such notice shall specify, and, with respect to such terminated Lease Schedules and Equipment, declare immediately due and payable and recover from Lessee, as liquidated damages for loss of Lessor's bargain and not as a penalty, an amount equal to the Stipulated Loss Value, calculated as of the next following Rental Payment Date: (e) apply any deposit or other cash collateral or sale or remarketing proceeds of the Equipment at any time to reduce any amounts due to Lessor, and (f) exercise any other right or remedy which may be available to Lessor under applicable law, or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof, including reasonable attorneys' fees and court costs. No remedy referred to in this Section 9 shall be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity.

   The exercise or pursuit by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise or pursuit by Lessor of any or all such other remedies, and all remedies hereunder shall survive termination of this Lease. At any sale of the Equipment pursuant to this Section 9, Lessor may bid for the Equipment. Notice required, if any, of any sale or other disposition hereunder by Lessor shall be satisfied by the mailing of such notice to Lessee at least seven (7) days prior to such sale or other disposition. In the event Lessor takes possession and disposes of the Equipment, the proceeds of any such disposition shall be applied in the following order: (1) to all of Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling or leasing the Equipment; (2) to the extent not previously paid by Lessee, to pay Lessor for any damages then remaining unpaid hereunder; (3) to reimburse Lessee for any sums previously paid by Lessee as damages hereunder; and (4) the balance, if any, shall be retained by Lessor. A termination shall occur only upon written notice by Lessor and only with respect to such Equipment as Lessor shall specify in such notice. Termination under this Section 9 shall not affect Lessee's duty to perform Lessee's obligations hereunder to Lessor in full. Lessee agrees to reimburse Lessor on demand for any and all costs and expenses incurred by Lessor in enforcing its rights and remedies hereunder following the occurrence of an Event of Default, including, without limitation, reasonable attorney's fees, and the costs of repossession, storage, insuring, reletting, selling and disposing of any and all Equipment.

   The term "Stipulated Loss Value" with respect to any item of Equipment shall mean the Stipulated Loss Value as set forth in any Schedule of Stipulated Loss Values attached to and made a part of the applicable Lease Schedule. If there is no such Schedule of Stipulated Loss Values, then the Stipulated Loss Value with respect to any item of Equipment on any Rental Payment Date during the Lease Term shall be an amount equal to the sum of: (a) all Rental Payments and other amounts then due and owing to Lessor under the Lease, together with all accrued interest and late charges thereon calculated through and including the date of payment; plus (b) the net present value of: (i) all Rental Payments then remaining unpaid for the Lease Term, plus (ii) the amount of any purchase obligation with respect to the Equipment or, if there is no such obligation, then the fair market value of the Equipment at the end of such term, as estimated by Lessor in its sole discretion, all discounted to net present value at a discount rate equal to the 1-year Treasury Constant Maturity rate as published in the Selected Interest Rates table of the Federal Reserve statistical release H.15(519) for the week ending immediately prior to the original Acceptance Date for such Equipment.

10. ADDITIONAL SECURITY
   For so long as any obligations of Lessee shall remain outstanding under any Lease, Lessee hereby grants to Lessor a security interest in all of Lessee's rights in and to Equipment subject to such Lease from time to time, to secure the prompt payment and performance when due (by reason of acceleration or otherwise) of each and every indebtedness, obligation or liability of Lessee, or any affiliated person, firm, or entity controlled by Lessee, owing to Lessor, whether now existing or hereafter arising, including but not limited to all of such obligations under or in respect of any Lease. The extent to which Lessor shall have a purchase money security interest in any item of Equipment under a Lease which is deemed to create a security interest under Section 1-201(37) of the Uniform Commercial Code shall be determined by reference to the Acquisition Cost of such item financed by Lessor. In order more fully to secure its rental payments and all other obligations to Lessor hereunder, Lessee hereby grants to Lessor a security interest in any deposit of Lessee to Lessor under Section 3(d} of any Lease Schedule hereto. Such security deposit shall not bear interest, may be commingled with other funds of Lessor and shall be immediately restored by Lessee if applied under Section 9. Upon expiration of the term of this Lease and satisfaction of all of Lessee's obligations, the security deposit shall be returned to Lessee. The term "Lessor" as used in this Section 10 shall include any affiliated person, firm or entity controlling, controlled by or under common control with Lessor.

11. NOTICES
   Any notices or demands required or permitted to be given under this Lease shall be given in writing and either (i) by regular mail, by hand or by overnight courier, which notice shall become effective when received, or (ii) by facsimile or other form of electronic transmission, which notice shall become effective upon transmission thereof, such notice shall be addressed to Lessor to the attention of Customer Accounts, and to Lessee at the address set forth above, or to such other address as the party to receive notice hereafter designates by such written notice.

12. USE; MAINTENANCE; INSPECTION; LOSS AND DAMAGE
   During the Lease Term for each item of Equipment, Lessee shall, unless Lessor shall otherwise consent in writing: (a) permit each item of Equipment to be used only within the continental United States by qualified personnel solely for business purposes and the purpose for which it was designed and shall, at its sole expense, service, repair, overhaul and maintain each item of Equipment in the same condition as when received, ordinary wear and tear excepted, in good operating order, consistent with prudent industry practice (but, in no event less than the same extent to which Lessee maintains other similar equipment in the prudent management of its assets and properties) and in compliance with all applicable laws, ordinances, regulations, and conditions of all insurance policies required to be maintained by Lessee under the Lease and all manuals, orders, recommendations, instructions and other written requirements as to the repair and maintenance of such item of Equipment issued at any time by the vendor and/or manufacturer thereof; (b) maintain conspicuously on each item of Equipment such labels, plates, decals or other markings as Lessor may reasonably require, stating that Lessor is owner of such item of Equipment; (c) furnish to Lessor such information concerning the condition, location, use and operation of the Equipment as Lessor may request; (d) upon reasonable advance notice, permit any person designated by Lessor to visit and inspect, during normal business hours, any item of Equipment and any records maintained in connection therewith, provided, however, that the failure of Lessor to inspect the Equipment or to inform Lessee of any noncompliance shall not relieve Lessee of any of its obligations hereunder; (e) if any item of Equipment does not comply with the requirements of this Lease, Lessee shall, within 30 days of written notice from Lessor, bring such Equipment into compliance; (f) not use any Equipment, nor allow the same to be used, for any unlawful purpose, nor in connection with any property or material that would subject the Lessor to any liability under any state or federal statute or regulation pertaining to the production, transport, storage, disposal or discharge of hazardous or toxic waste or materials; and (g) make no additions, alterations, modifications or improvements (collectively, "Improvements") to any item of Equipment that are not readily removable without causing material damage to such item of Equipment or which will cause the value, utility or useful life of such item of Equipment to materially decline. If any such Improvement is made and cannot be removed without causing material damage or decline in value, utility or useful life (a "Non-Severable Improvement"), then Lessee warrants that such Non-Severable Improvement shall immediately become Lessor's property upon being installed and shall be free and clear of all liens and encumbrances and shall become Equipment subject to all of the terms conditions of the Lease. All such Improvements that are not Non-Severable Improvements shall be removed by Lessee prior to the return of the item of Equipment hereunder or such Improvements shall also become the sole and absolute property of Lessor without any further payment by Lessor to Lessee and shall be free and clear of all liens and encumbrances whatsoever. Lessee shall repair all damage to any item of Equipment caused by the removal of any Improvement so as to restore such item of Equipment to the same condition which existed prior to its installation and as required by this Lease.

   Lessee hereby assumes all risk of loss, damage or destruction for whatever reason to the Equipment from and after the earlier of the date (i) on which the Equipment is ordered or (ii) Lessor pays the purchase price of the Equipment, and continuing until the Equipment has been returned to, and accepted by, Lessor in the condition required by Section 18 hereof upon the expiration of the Lease Term. If during the Lease Term any item of Equipment shall become lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for use for any reason, or in the event of any condemnation, confiscation, theft or seizure or requisition of title to or use of such item, Lessee shall immediately pay to Lessor an amount equal to the Stipulated Loss Value of such item, as of the next following Rental Payment Date.

13. INSURANCE
   Lessee shall procure and maintain insurance in such amounts and upon such terms and with such companies as Lessor may approve, during the entire Lease Term and until the Equipment has been returned to, and accepted by, Lessor in the condition required by Section 18 hereof, at Lessee's expense, provided that in no event shall such insurance be less than the following coverages and amounts: (a) Worker's Compensation and Employer's Liability Insurance, in the full statutory amounts provided by law; (b) Comprehensive General Liability Insurance including product/completed operations and contractual liability coverage, with minimum limits of $1,000,000 each occurrence. and Combined Single Limit Body Injury and Property Damage, $1,000,000 aggregate, where applicable; and (c) All Risk Physical Damage Insurance, including earthquake and flood, on each item of Equipment, in an amount not less than the greater of the Stipulated Loss Value of the Equipment or (if available) its full replacement value. Lessor will be included as an additional insured and loss payee as its interest may appear. Such policies shall be endorsed to provide that the coverage afforded to Lessor shall not be rescinded, impaired or invalidated by any act or neglect of Lessee. Lessee agrees to waive Lessee's right and its insurance carrier's rights of subrogation against Lessor for any and all loss or damage.

   Notwithstanding the foregoing, Lessee shall not be required to maintain earthquake insurance in an amount in excess of the then current Stipulated Loss Value with a 15% deductible.

   In addition to the foregoing minimum insurance coverage, Lessee shall procure and maintain such other insurance coverage as lessor may reasonably require from time to time during the Lease Term. All policies shall be endorsed to contain a clause requiring the insurer to furnish Lessor with at least 30 days' prior written notice of any material change, cancellation or non-renewal of coverage. Upon execution of this Lease, Lessee shall furnish Lessor with a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect, provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance coverage or to advise Lessee in the event such insurance coverage should not comply with the requirements hereof. In case of failure of Lessee to procure or maintain insurance, Lessor may at its option obtain such insurance, the cost of which will be paid by the Lessee as additional rentals. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to file, settle or adjust, and receive payment of claims under any such insurance policy and to endorse Lessee's name on any checks, drafts or other instruments on payment of such claims. Lessee further agrees to give Lessor prompt notice of any damage to or loss of, the Equipment, or any part thereof.

14. LIMITATION OF LIABILITY
   Lessor shall have no liability in connection with or arising out of the ownership, leasing, furnishing, performance or use of the Equipment or any special, indirect, incidental or consequential damages of any character, including, without limitation, loss of use of production facilities or equipment, loss of profits, property damage or lost production, whether suffered by Lessee or any third party.

15. FURTHER ASSURANCES
   Lessee shall promptly execute and deliver to Lessor such further documents and take such further action as Lessor may reasonably require in good faith, in order to more effectively carry out the intent and purpose of this Lease. Lessee shall provide to Lessor, within 120 days after the close of each of Lessee's fiscal years, and, within 45 days of the end of each quarter of Lessee's fiscal year, a copy of its financial statements prepared in accordance with generally accepted accounting principles and, in the case of annual financial statements, audited by independent certified public accountants, and in the case of quarterly financial statements certified by Lessee's chief financial officer, each such financial statement to be accompanied by a Compliance Certificate, substantially in the form of Exhibit A attached hereto, certified by Lessee's chief financial officer, as to Lessee's compliance with subsections (h) through
(k) of Section 5 above. Lessee shall execute and deliver to Lessor upon Lessor's request such instruments and assurances as Lessor deems necessary for the confirmation, preservation or perfection of this Lease and Lessor's rights hereunder, including, without limitation, such corporate resolutions and opinions of counsel as Lessor may request from time to time, and all schedules, forms and other reports as may be required to satisfy obligations imposed by taxing authorities. In furtherance thereof, Lessor may file or record this Lease or a memorandum or a photocopy hereof (which for the purposes hereof shall be effective as a financing statement) so as to give notice to third parties, and Lessee hereby appoints Lessor as its attorney-in-fact to execute, sign, file and record UCC financing statements and other lien recordation documents with respect to the Equipment where Lessee fails or refuses to do so after Lessor's written request, and Lessee agrees to pay or reimburse Lessor for any filing, recording or stamp fees or taxes arising from any such filings.

16. ASSIGNMENT
   This Lease and all rights of Lessor hereunder shall be assignable by Lessor absolutely or as security, without notice to Lessee, subject to the rights of Lessee hereunder for the use and possession of the Equipment for so long as no Event of Default has occurred and is continuing hereunder. Any such assignment shall not relieve Lessor of its obligations hereunder unless specifically assumed by the assignee, and Lessee agrees it shall not assert any defense, rights of set-off or counterclaim against any assignee to which Lessor shall have assigned its rights and interests hereunder, nor hold or attempt to hold such assignee liable for any of Lessor's obligations hereunder. No such assignment shall materially increase Lessee's obligations hereunder. Lessee agrees, upon Lessor's written request, to provide to any such assignee an acknowledgment of such assignment confirming the terms, conditions, representations, warranties and covenants contained in this Lease.

   LESSEE SHALL NOT ASSIGN OR DISPOSE OF ANY OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE WITH RESPECT TO ANY OF THE EQUIPMENT WITHOUT THE EXPRESS PRIOR WRITTEN CONSENT OF LESSOR.

17. LESSEE'S OBLIGATION UNCONDITIONAL
   This Lease is a net lease and Lessee hereby agrees that it shall not be entitled to any abatement of rents or of any other amounts payable hereunder by Lessee, and that its obligation to pay all rent and any other amounts owing hereunder shall be absolute and unconditional under all circumstances, including, without limitation, the following circumstances: (i) any claim by Lessee to any right of set-off, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, any seller or manufacturer of any Equipment or anyone else for any reason whatsoever; (ii) the existence of any liens, encumbrances or rights of others whatsoever with respect to any Equipment, whether or not resulting from claims against Lessor not related to the ownership of such Equipment; or (iii) any other event or circumstances whatsoever. Each Rent Payment or other amount paid by Lessee hereunder shall be final and Lessee will not seek to recover all or any part of such payment from Lessor for any reason whatsoever.

18. RETURN OF EQUIPMENT
   Upon the expiration or earlier termination of the Lease Term with respect to any item of Equipment, and provided that Lessee has not validly exercised any purchase option with respect thereto, Lessee shall: (a) return the Equipment to a location and in the manner designated by the Lessor within the continental United States, including, as reasonably required by Lessor, securing arrangements for the disassembly and packing for shipment by an authorized representative of the manufacturer of the Equipment, shipment with all parts and pieces on a carrier designated or approved by Lessor, and then reassembly (including, if necessary, repair and overhaul) by such representative at the return location in the condition the Equipment is required to be maintained by the Lease and in such condition as will make the Equipment (in its original configuration or as upgraded) immediately able to satisfy the acceptance test protocol used to accept the Equipment from the original equipment manufacturer), and immediately qualified for the manufacturer's (or other authorized servicing representatives) then-available service contract or warranty (Lessee may replace any proprietary optical monitoring systems with commercially available optical monitoring systems, at Lessee's sole expense); (b) cause the Equipment to qualify for all applicable licenses or permits necessary for its operation for its intended purpose and to comply with all specifications and requirements of applicable federal, state and local laws, regulations and ordinances; (c) upon Lessor's request, provide suitable storage, acceptable to Lessor, for the Equipment for a period not to exceed 180 days from the date of return; (d) cooperate with Lessor in attempting to remarket the Equipment, including display and demonstration of the Equipment to prospective purchasers or lessees, and allowing Lessor to conduct any private or public sale or auction of the Equipment on Lessee's premises. All costs (except for any costs that may be incurred in preparing the utilities or infrastructure necessary for operating the Equipment at the return location) shall be the sole responsibility of the Lessee. During any period of time from the expiration or earlier termination of the Lease until the Equipment is returned in accordance with the provisions hereof or until Lessor has been paid the applicable purchase option price if any applicable purchase option is exercised, Lessee agrees to pay to Lessor additional per diem rent ("Holdover Rent"), payable promptly on demand in an amount equal to 125% of the highest monthly Rental Payment payable during the Lease Term divided by 30, provided, however, that nothing contained herein and no payment of Holdover Rent hereunder shall relieve Lessee of its obligation to return the Equipment upon the expiration or earlier termination of the Lease.

19. MISCELLANEOUS
   THE LEASE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES CONCERNING THE LEASE OF THE EQUIPMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. LESSEE ACKNOWLEDGES AND CERTIFIES THAT NO SUCH ORAL AGREEMENTS EXIST. The Lease may not be amended, nor may any rights under the Lease be waived, except by an instrument in writing signed by the party charged with such amendment or waiver. The term "Lessee" as used in the Lease shall mean and include any and all Lessees who sign below, each of whom shall be jointly and severally liable under the Lease. This Master Lease will not be binding on Lessor until accepted and executed by Lessor, notice of which is hereby waived by Lessee. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given. Time is of the essence in the payment and performance of all of Lessee's obligations under the Lease. The captions in this Lease are for convenience only and shall not define or limit any of the terms hereof.

20. ENFORCEABILITY AND GOVERNING LAW
   Any provisions of this Lease which are unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives; (a) any provisions of law which render any provision hereof unenforceable in any respect; (b) all rights and remedies under Rhode Island General Laws Sections 6A-2.1-508 through 522 or corresponding provisions of the Uniform Commercial Code article or division pertaining to personal property leasing in any jurisdiction in which enforcement of this Lease is sought.

   THIS LEASE AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. LESSEE HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF RHODE ISLAND AND CALIFORNIA AND THE FEDERAL DISTRICT COURT FOR THE
DISTRICT OF RHODE ISLAND AND THE NORTHERN DISTRICT OF CALIFORNIA FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. LESSEE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS LEASE. Any action by Lessee against Lessor for any cause of action relating to this Lease shall be brought within one year after any such cause of action first arises.

Executed and delivered by duly authorized representatives of the parties hereto as of the date set forth below.

DATED AS OF: June 19, 1996

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By:  /s/ Michael  B. Sullivan
    ----------------------------                     ---------------------------
Name:                                           Name:    Michael  B. Sullivan
      --------------------------                       -------------------------
Title:                                          Title:   President
       --------------------------                      -------------------------

                                                   ADDITIONAL SECURITY AGREEMENT

SECURED PARTY: FLEET CAPITAL CORPORATION         DEBTOR: FLEX PRODUCTS, INC.
               50 Kennedy Plaza                          1402 Mariner Way
               Providence, Rhode Island 02903-2305       Santa Rosa, CA 95407

             1. Grant of Security Interest. The undersigned Debtor hereby grants to Secured Party and its successors and assigns, a continuing security interest in the Collateral (hereinafter defined) to secure the due and punctual payment and performance of all of the Obligations (hereinafter defined) to an amount not to exceed $5,000,000. As used herein, the term "Obligations" shall mean and include the following: (a) all of Debtor's obligations under that certain Master Equipment Lease Agreement No. 32089 dated as of June 19, 1996, to Secured Party (the "Agreement"); and (b) all obligations contained herein and. As used herein, the term "Collateral" shall mean and include the property described on the Additional Collateral Schedule attached hereto, whether now owned or hereafter acquired and wherever the same may be located, and all present and future additions, attachments, or accessories thereto and replacements thereof, and the proceeds therefrom or thereof, including proceeds in the form of goods, accounts, chattel paper, documents, instruments and general intangibles, insurance proceeds payable in respect of loss or damage to any such property. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Agreement. To the extent not otherwise defined in this Additional Security Agreement, all other terms contained in this Additional Security Agreement shall have the meanings assigned or referred to them in the Uniform Commercial Code in force in the State of Rhode Island (the "UCC").

             2. Additional Documents and Aqreements. Debtor will, at the request of Secured Party, execute, deliver, and permit Secured Party to file and record any financing statement, specific assignment or other paper that may be reasonably requested by Secured Party in order to create, preserve, perfect or validate any security interest hereunder or to enable Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral, Debtor hereby appoints Secured Party as Debtor's attorney-in-fact to execute, sign and file such additional financing statements as Secured Party may determine in its sole discretion to be necessary or desirable to protect Secured Party's interest in the Collateral. Debtor hereby authorizes Secured Party to file and record any carbon, photographic or other reproduction of this Additional Security Agreement or any financing statement executed and delivered in connection with this Additional Security Agreement, which shall for all purposes be deemed to be sufficient as a financing statement hereunder. The security interest granted hereby shall continue effective irrespective of any retaking and redelivery of Collateral to Debtor until all Obligations secured hereby are fully paid or performed. The Collateral is and shall remain personal property even though all or any portion of the Collateral may hereafter become attached or affixed to real property, and Debtor shall provide Secured Party with disclaimers and waivers from landlords, mortgagees or any other persons holding any interest in the real property where any Collateral may be located, acceptable in all respects to Secured Party, which may be necessary or advisable in the sole discretion of Secured Party to confirm that the security interest and rights of Secured Party in the Collateral are and will remain valid against all other Parties.

             3. Representations; Warranties; Covenants and Aqreements. For so long as any Obligations shall remain outstanding, Debtor hereby represents, warrants, covenants and agrees that: (a) this Additional Security Agreement and all related documentation has been and shall be duly authorized by all necessary action on the part of Debtor consistent with its form of organization, do not and shall not require any further shareholder or partner approval, or require the approval of, or the giving of notice to, any federal, state, local or foreign governmental authority and shall not contravene any law binding on Debtor or contravene any certificate or articles of incorporation or by-laws or partnership certificate or agreement, or any agreement, indenture, or other instrument to which Debtor is a party or by which it may be bound; (b) Debtor shall lawfully possess and own the Collateral; (c) except for the security interest granted hereby, the Collateral is free from and will be kept free from all liens, claims, security interests, attachments and encumbrances, and that no financing statement covering the Collateral or any proceeds thereof shall be on file in favor of anyone other than Secured Party; (d) Debtor will not misuse, fail to keep in good repair, sell, assign, rent, lend, encumber, transfer, secrete or otherwise dispose of any of the Collateral or any interest therein, nor permit or contract to do any such act, except that Debtor may dispose of inventory in the ordinary course of business as heretofore conducted by Debtor;
(e) if any Collateral becomes the subject of any instrument, chattel paper, negotiable document of title, including any warehouse receipt or bill of lading, Debtor shall deliver such instrument, paper or document to Secured Party; (f) Debtor shall defend at Debtor's own cost any action, proceeding or claim affecting the Collateral; (g) Debtor shall pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the Collateral; (h) Debtor shall permit Secured Party at any time during normal business hours to examine and inspect the Collateral and to inspect and make abstracts from records of Debtor concerning the Collateral; (i) Debtor shall furnish Secured Party such information and reports regarding the status, condition and location of the Collateral and the financial condition of Debtor as Secured Party may from time to time reasonably request; (j) if a certificate of title be required or permitted by law with respect to any Collateral, Debtor shall obtain such certificate and all related lien registration and notation documentation with respect to the Collateral indicating the security interest of Secured Party thereon, and in any event do everything necessary or expedient to preserve or perfect the security interest of Secured Party in such Collateral;
(k) Debtor shall promptly notify Secured Party of any event causing a substantial loss or diminution in the value or functional utility of all or any material part of the Collateral, or affecting Secured Party's rights or remedies hereunder with respect to the disposition of all or any material part of the Collateral; (1) Debtor shall promptly and diligently collect all accounts and rights to receive payment for goods sold or leased, or for services rendered (whether or not evidenced by an instrument or chattel paper) which constitute all or any part of the Collateral ("Accounts") and maintain accurate books and records of such Accounts and all collections thereof; and (m) Debtor shall keep its records concerning the Accounts at Debtor's chief executive offices at the address shown above, or at such other address as Secured Party shall approve in writing. For so long as any Obligations shall remain outstanding, Debtor shall:
(i) segregate all collections, Accounts and proceeds of the Collateral so that they are capable of identification and deliver such collections, Accounts and proceeds to Secured Party immediately upon demand therefor; (ii) obtain Secured Party's prior written consent to any sale, contract of sale or other disposition of the Collateral; (iii) upon Secured Party's request therefor, notify account debtors, purchasers of the Collateral or any other persons of the security interest created hereby; and (iv) upon Secured Party's request therefor, demand and collect any Accounts and any proceeds of the Collateral from persons owing same. Debtor hereby irrevocably authorizes Secured Party to endorse Debtor's name on all collections, receipts, instruments or other documents, and appoints Secured Party as Debtor's attorney-in-fact to exercise to the extent permitted by law all powers, rights and remedies necessary to enable Secured Party to exercise its rights hereunder.

             4. Insurance. All risk of loss of, damage to, or destruction of, the Collateral shall at all times be with Debtor. Debtor will procure forthwith and maintain fire, theft and property damage insurance with extended or combined additional coverage on any Collateral which is tangible personal property for the full replacement value thereof for so long as any Obligations remain outstanding, together with such other insurance as Secured Party may reasonably specify, and promptly deliver certificates and copies evidencing each policy to Secured Party with a standard mortgagee's long form endorsement attached showing loss payable to Secured Party and Debtor as their respective interests may appear, which endorsement shall provide at least thirty (30) days' prior written notice to Secured Party of any material change, cancellation or non-renewal of coverage. Secured Party's acceptance of policies in lesser amounts or risks shall not be a waiver of Debtor's foregoing obligations.

            5. Defaults. Time is of the essence in the payment and performance of all Obligations, including without limitation all Obligations under or in respect of this Additional Security Agreement. It shall be an "Event of Default" hereunder if (i) an Event of Default under the Agreement shall occur, (ii) Debtor breaches any representation, warranty, covenant or provision hereof, and such breach continues for ten (1O) days after notice thereof to Debtor, provided, however, that no such breach shall constitute an Event of Default hereunder where Debtor has commenced curing such breach within such ten (1O) day period and continues to diligently pursue such cure in the opinion of Secured Party; or (iii) any Collateral is lost or destroyed.

             6. Remedies. Upon the occurrence of an Event of Default hereunder, all Obligations, at Secured Party's option and without notice, shall become immediately due and payable, and Secured Party shall have all rights and remedies of a secured party under the UCC and any other applicable law, and in addition, and without limiting the foregoing, Secured Party may: (a) sell all or any part of the Collateral at public or private sale at such price(s) as Secured Party may deem satisfactory; (b) require Debtor to assemble all or any part of the Collateral and any records pertaining thereto and make it available to the Secured Party at a place to be designated by the Secured Party; (c) enter the premises of Debtor and take possession of the Collateral and any records pertaining thereto and/or disable or render any such Collateral unusable; (d) grant extensions, compromise claims and settle Accounts in any amount for less than face value or book value or otherwise without prior notice to Debtor. All rights and remedies in this Additional Security Agreement are cumulative and not alternative and are not exclusive of any other remedies provided by law. Debtor will upon demand pay to Secured Party the expenses of retaking, holding, preparing for sale, selling and the like, including without limitation, reasonable attorney's fees and other legal expenses, incurred by Secured Party in connection with the Collateral or the exercise of its rights or remedies hereunder, all of which shall constitute additional Obligations secured by the Collateral hereunder. In the event Secured Party seeks to take possession of any or all of the Collateral by court process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and waives any demand for possession prior to the commencement of any suit or action to recover with respect thereto. Any notice required to be given by Secured Party of a sale or other disposition or other intended action by Secured Party with respect to any of the Collateral or otherwise which is made in accordance with the terms of this Additional Security Agreement at least five (5) days prior to such proposed action, shall constitute fair and reasonable notice to Debtor of any such action. Secured Party shall be liable to Debtor only for its gross negligence or willful misconduct in failing to comply with any applicable law imposing duties upon Secured Party; Secured Party's liability for any such failure shall be limited to the actual loss suffered by Debtor directly resulting from such failure. Secured Party shall have no liability to Debtor in tort or for incidental or consequential damages.

             7. Assignment. The provisions of this Additional Security Agreement shall be binding upon and shall inure to the benefit of the heirs, administrators, successors and assigns of Secured Party and Debtor, provided, however, that Debtor may not assign any of its rights or delegate any of its Obligations hereunder without the prior written consent of Secured Party. Secured Party may, from time to time, without notice to Debtor, sell, assign, transfer, participate, pledge or otherwise dispose of all or any part of the Obligations and/or the Collateral therefor. In such event, each and every immediate and successive purchaser, assignee, transferee, participant, pledgee, or holder of all or any part of the Obligations and/or the Collateral (each, a "Holder") shall have the right to enforce this Additional Security Agreement, by legal action or otherwise, for its own benefit as fully as if such Holder were herein by name specifically given such rights hereunder. Debtor agrees that the rights of any such Holder hereunder or with respect to the related Obligations shall not be subject to any defense, set-off or counterclaim that Debtor may assess or claim against Secured Party, and that any such Holder shall have all of the Secured Party's rights hereunder but none of the Secured Party's obligations. Secured Party shall have an unimpaired right to enforce this Additional Security Agreement for its benefit with respect to that portion of the Obligations which Secured Party has not sold, assigned, transferred, participated, pledged or otherwise disposed of.

             8. Miscellaneous. No failure on the part of Secured Party to exercise and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof. Any provisions hereof contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted here from, and shall not invalidate the remaining provisions hereof. Debtor acknowledges receipt of a true copy and waives acceptance hereof. THIS ADDITIONAL SECURITY AGREEMENT TOGETHER WITH THE AGREEMENT AND THE DOCUMENTS EXECUTED IN CONNECTION THEREWITH CONSTITUTES THE ENTIRE AGREEMENT OF DEBTOR AND SECURED PARTY RELATIVE TO THE SUBJECT MATTER HEREOF, AND THERE ARE NO PRIOR OR CONTEMPORANEOUS UNDERSTANDINGS OR AGREEMENTS, WHETHER ORAL OR IN WRITING, BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF. NEITHER THIS ADDITIONAL SECURITY AGREEMENT NOR ANY PROVISION HEREOF MAY BE CHANGED, WAIVED, DISCHARGED OR TERMINATED EXCEPT BY AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHICH ENFORCEMENT OF SUCH CHANGE, WAIVER, DISCHARGE OR TERMINATION IS SOUGHT. Any notices and demands shall be in writing and sent to the parties by regular mail at the addresses herein set forth or to such other address as the parties may hereafter specify by written notice. THIS ADDITIONAL SECURITY AGREEMENT AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF RHODE ISLAND, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. DEBTOR HEREBY CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF RHODE ISLAND AND CALIFORNIA, AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF RHODE ISLAND AND THE NORTHERN DISTRICT OF CALIFORNIA FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER AND EXPRESSLY WAIVES ANY OBJECTIONS TO THE VENUE OF SUCH COURTS. DEBTOR HEREBY EXPRESSLY WAIVES TRIAL BY JURY IN ANY ACT1ON BROUGHT ON OR WITH RESPECT TO THIS ADDITIONAL SECURITY AGREEMENT. Any action by Debtor against Secured Party for any cause of action relating to this Additional Security Agreement shall be instituted within one year after any such cause of action first arise.

Dated as of: June 19, 1996


FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By:  /s/ Michael  B. Sullivan
    ----------------------------                     ---------------------------
Name:                                           Name:    Michael  B. Sullivan
      --------------------------                       -------------------------
Title:                                          Title:   President
       --------------------------                      -------------------------

FLEET CAPITAL CORPORATION                                PAGE 1 OF 3
                                                  ADDITIONAL COLLATERAL SCHEDULE

Attached to and made part of the following documents: Additional Security Agreement dated as of: June 19, 1996 and UCC Financing Statement(s) with Flex Products, Inc.

The Equipment is currently located at:       2793 Northpoint Parkway
                                             Santa Rosa, California 95407

BETA ONE
Unit Number: Beta I

(1) Leybold Hereaus electron beam roll coater, model Al600B30, Mfg. 1979, 52" width capacity, 3 meters per second, 480 volt, 3 phase, 122 Amps., Serial Number 31419342, which machine includes, but is not limited to, the following:

   (12) 30KW electron beam guns with power  supplies,  model D2D4
   (3) Polycolds, model PFC1PFC00ST
   (6) Diffusion pumps, 20" water cooled
   (12) Electron gun controllers
   Winding Cabinet
   (12) Hewlett Packard 6253A dual DC power supplies, 0-200 volt, 3 amps
   (5) Leybold Hereaus vacuum motors, model PENNINGVAC PM 41152
   (4) Leybold Hereaus vacuum motors, model THERMOVPC TM 22052
   Viewing port holes
   Residual gas analyzers electron monitoring system, model QUADREX 200
   Meters
   Control Cabinets
   Catwalk and platform around machine
   Hi-resolution RAD monitoring system
   Winding shafts and chucks
   Sputtering power supply
   63 X 15 Target
   Web drives
   Plate lifter
   (6) Leybold Hereaus turbo pumps, model 1000C
   (4) Stokes vacuum pumps, model 412-11
   (2) Leybold Hereaus blowers, model RA7001S
   (4) Genvin portable oil filters
   Glow power supply
   (6) Filter amplifier chassis
   (2) Water cooled shield sets
   Sputtering targets
   Desktop computer
   Monitors with exception of proprietary plasma emission and optical monitor Pressure controllers
   Heco-Pacific crane

                                                         PAGE 2 OF 3
                                                  ADDITIONAL COLLATERAL SCHEDULE

BETA TWO
Unit Number: Beta II

(l) Leybold Hereaus sputtering roll coater, Mfg. 1987, 54" width capacity, overall size approximately 16' X 12' X 12', 480 volt, 3 phase, Serial Number 58073044, which machine includes, but is not limited to, the following:

   (2) polycolds, model PFC65011ST
   (8) 8 X 54 sputtering targets with (8) SSV sputtering power supplies, serial numbers are MCC3K1-2, MCC3K3-4, MCC3I1-2, MCC3I3-4, MCC3G1-2, MCC3G3-4, MCC3F1-2, MCC3F3-4
   (2) Cryo-pumps
   Neslab chiller, model RTE-110
   (8) 90 Kilowatt breaker boxes
   (8) Systron Donner 0-60 VDC, 0-100 amp. power supplies
   (21) Leybold Hereaus turbo pumps, model 1000G
   (2) Leybold Hereaus blower station, model WAV2000
   (3) Leybold Hereaus pumps, model S250-C
   Leybold Hereaus blower, model RUVAC, type WPV 251
   (2) Balston filters, model R1680
   Leybold  Hereaus  blower,  model RUVAC,  type 70001S
   Cooling Tower
   (4) Anode power supplies
   (4) Glow discharge power supplies
   Allen Bradley controls, PLC-30
   Herbert Schuller chilling system with tower
   (4) Optical monitoring devices
   Transformers
   Motor controls
   Sheet resistance monitor
   Safety platform with stairs
   (2) Target backing plates
   (2) Analog controllers
   (2) 50/50 tooling
   Turbo lifting fixture
   (43) sets of shields
   Gas handling system
   Cathode system
   Overhead trolley with crane
   (7) Spare Titanium targets
   (5) Zircon targets
   (6) Long shields

                                                         PAGE 3 OF 3
                                                  ADDITIONAL COLLATERAL SCHEDULE

The Equipment is Currenty Located at:   1402 Mariner Way
                                        Santa Rosa, California 95407

BETA THREE

   (2) Bell & Gossett pumps, models 11RC925 series 1510, serial numbers 1955297 and 1955296 Raven polypro tank, approximately 5' X 2' diameter
   Raven polypro tank, approximately 5' X 2' diameter
   (2) Bell & Gossett pumps, models 4BC9375, serial numbers 1957959 and 1957960, 625 GPM
   Alfa laval heat exchanger, type M6-FG, serial number 3010286368 with (4) 0-150 degree gauges
   Alfa laval heat exchanger, type MIO-BFG, serial number 3010286389 with (4) 0-150 degree gauges
   FSI water filter, model FSP-40N-30455, Mfg. 1995, 10 micron with 0-160 PSI gauge
   Dual water cooling condensing system, low pressure, high pressure with (2) KSB pumps, model ETACHROMB, valves, so1enoids
   (2) Edwards two stage vacuum pumps, model 275
   Air storage tank 4' X 2' diameter with 0-160 PSI guage
   Water filter system with (2) KSB ETACHROM-B-40160562, pumps, 2200 gallon round stainless steel tank, model BT33541
   Approximately 60' X 4" stainless steel piping with fittings
   Approximately 100' X 2" stainless steel piping with fittings

BETA FIVE

   WPH overhead wire rope crane, model 1 l/2 ton, serial number W6022015, approximately X-Y, travel is 55' X 35' X 40'
   Kinney vacuum rotary pump, model KT-505-LP, serial number 3011-2 with a dresser roots booster blower, 15HP, model HV3000, serial number H00224, 480 volts
   Kinney vacuum rotary pump, model KT-505-LP, serial number 3011-1 with a dresser roots booster blower, 15HP, model HV3000, serial number H00219 Dresser roots, 30MP booster pump
   (4) Emergency isolation switches
   (3) 5.5 Bar pneumatic actuator valves
   Solenoids
   Alfa laval heat exchanger, Mfg. 1995, serial number 3010286367
   (4) Weksler temperature gauges, 0-150 degrees Fahrenheit
   Raven round polypro storage tank, approximately 6' X 4' diameter, serial number G333465
   Approximately  60  feet  of 4"  304  stainless  steel  seamless  piping  with connectors
   (2)  ITT  Bell  &  Gossett  pumps,   series  1510,  20  HP,  200  GPM,  model
   21/2AB7000BF, serial numbers 1955295 and 1955296
   (2) FSI filter columns, stainless steel, Mfg. 1995, 10 micron filters, serial numbers 38121, 150 PSI
   Air storage tank 4' X 2' diameter with a 0-160 PSI gauge
   Miscellaneous spare parts


   FLEET CAPITAL CORPORATION                 FLEX PRODUCTS, INC.

   BY:                                       BY: /s/ Michael B. Sullivan
      --------------------------------          --------------------------------
   NAME:                                     NAME:   Michael B. Sullivan
        ------------------------------            ------------------------------
   TITLE:                                    TITLE:  President
         -----------------------------             -----------------------------

 [LOGO] Fleet                               LEASE SCHEDULE NO. 32089-00001
Capital Leasing                                (True Lease Schedule)

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

                                Lessee:  FLEX PRODUCTS, INC.
                                Address: 1402 MARINER WAY

                                         SANTA ROSA, CA 95407

         1. This Lease Schedule No. 32089 - 00001 dated as of June 19, 1996 is entered into pursuant to and incorporates by this reference, all of the terms and provisions of that certain Master Equipment Lease Agreement No. 32089 dated as of JUNE 19, 1996 (the "Master Lease"), for the lease of the Equipment described in Schedule A attached hereto. This Lease Schedule shall constitute a separate, distinct and independent lease of the Equipment and the contractual obligation of Lessee. References to the "the Lease" or "this Lease" shall mean and refer to this Lease Schedule, together with the Master Lease and all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with this Lease Schedule, all as the same may be amended or modified from time to time. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Master Lease. By its execution and delivery of this Lease Schedule, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Master Lease, as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof.

         2.  ACQUISITION  COST.  The  Acquisition  Cost  of  the  Equipment  is:
$7,879,000.00.

         3. (a) LEASE TERM. The Lease Term shall commence on the date hereof and shall continue for a period of 72 months after the Lease Term Commencement Date set forth in the Acceptance Certificate to this Lease Schedule, plus any renewal or extended term applicable in accordance with the terms of the Lease.

            (b) RENTAL PAYMENTS. In addition to interim rent payable pursuant to Section 2 of the Master Lease, Lessee shall pay Lessor 72 consecutive Rental Payments in the amounts set forth in the schedule below, plus any applicable sales/use taxes, commencing on the Rental Payment Commencement Date set forth in the Acceptance Certificate and MONTHLY thereafter for the remaining Lease Term. Each Rental Payment shall be payable on the same day of the month as the Rental Payment Date in each succeeding rental period during the remaining Lease Term (each, a "Rental Payment Date"):

                                                  Amount of Each
              Number of Rental Payments           Rental Payment
              -------------------------           --------------
                        12                         113,999.91
                        60                         129,180.78

             (c) ADVANCE RENTAL PAYMENT. Lessee agrees to pay Lessor the first 01 and last O Rental Payments, due and payable on the Acceptance Date.

             (d) SECURITY DEPOSIT. Lessee agrees to make a payment in an amount equal to 0% of the Acquisition Cost of the Equipment, due and payable on the Acceptance Date, to be held by Lessor as a non-interest bearing deposit to secure Lessee's performance under the Lease.

          4. EQUIPMENT LOCATION(S). The Equipment will be located at the location(s) specified in Schedule A-1 hereto.

          5. Lessor will invoice Lessee for all sales, use and/or personal property taxes as and when due and payable in accordance with applicable law, unless Lessee delivers to Lessor a valid exemption certificate with respect to such taxes. Delivery of such certificate shall constitute Lessee's representation and warranty that no such taxes shall become due and payable with respect to the Equipment and Lessee shall indemnify and hold harmless Lessor from and against any and all liability or damages, including late charges and interest which Lessor may incur by reason of the assessment of such taxes.

           6. The Rental Payments may change for Equipment accepted after June 19, 1996.

           7. Lessee represents that the applicable recovery period for the Equipment, for purposes of Section 168 of the Internal Revenue Code of 1986, is as set forth in Schedule A hereto.

Dated as of: June 19, 1996

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

                                                          ACCEPTANCE CERTIFICATE
[LOGO] Fleet
Capital Leasing
50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Acceptance Certificate (this "Acceptance Certificate") is attached to and made a part of that certain Lease Schedule No. 32089 - 00001, dated as of June 19, 1996 (the "Lease Schedule"), by and between the undersigned parties. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. To the extent the terms set forth in this Acceptance Certificate differ or conflict with any of the terms set forth in the Lease, the terms set forth in this Acceptance Certificate shall control.

         1. Lessee acknowledges and agrees that each item of Equipment set forth on Schedule A hereto (collectively, the "Equipment") is hereby unconditionally accepted by Lessee for all purposes under the Lease at the locations specified in Schedule A-1 hereto, and hereby agrees to faithfully perform all of its obligations under the Lease as of the date hereof (the "Acceptance Date"). Lessee hereby authorizes and directs Lessor to make payment to each vendor of the Equipment pursuant to such vendor's invoice or any purchase order, purchase agreement or supply contract with such vendor, receipt and approval of which are hereby reaffirmed by Lessee.

         2. By its execution and delivery of this Acceptance Certificate, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Lease as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof. Lessee further certifies to Lessor that Lessee has selected the Equipment and has received and approved the purchase order, purchase agreement or supply contract under which the Equipment will be acquired for all purposes of the Lease.

     3. Lessee hereby represents and warrants that: (a) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of the Lessee; and (b) if requested by Lessor, the Equipment has been marked or labeled evidencing the Lessor's interest therein.

4. The LEASE TERM COMMENCEMENT DATE is the 10th day of July, 1996

5. The RENTAL PAYMENT COMMENCEMENT DATE is the 10th day of July, 1996

6. All terms and provisions of the Lease Schedule shall remain in full force and effect, except as otherwise provided below:

          - ACQUISITION COST: $7,879,000.00.

          - LEASE TERM: (72) seventy-two months.

          - RENTAL PAYMENTS:  Number of Rental Payments    Rental Payment Amount

                                         12                     $_________
                                         60                     $_________

          - ADVANCE RENTAL PAYMENT(S): First 01 and last 00.

          - SECURITY DEPOSIT:    N/A  %.

Dated:            July 10, 1996

Agreed and Accepted:

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By:  /s/ Michael  B. Sullivan
    ----------------------------                     ---------------------------
Name:   John J. Gould                           Name:    Michael  B. Sullivan
      --------------------------                       -------------------------
Title:  VP/Senior Lender                        Title:   President
       --------------------------                      -------------------------

FLEET CAPITAL CORPORATION                                      PAGE 1 OF 1
                                                         SCHEDULE A EQUIPMENT

Attached to and made part of the following documents: True Lease Schedule No. 32089-01, Acceptance Certificate, UCC Financing Statement(s), and Warranty Bill of Sale with Flex Products, Inc.

The Depreciable Life of the Property is (07) seven years.

LOC# (01)

BETA THREE
Unit Number: Beta III

(1) Weinert Vacuum GMBH, sputtering roll coating machine, Mfg. 1995, 7' X 10' chamber size, 480 volt, 3 phase, all stainless stee1 construction Serial Number FBR 1400 SP-SC-001, which machine includes, but is not limited to, the following:

   (6) 20" diffusion pumps
   (4) 16" diffusion pumps
   3 Chamber system
   Liebert UPS battery back-up system, model AP441, serial number P21174SE
   (3) Polycoid cooling systems, model PFC-1100ST
   (3) Cathodes
   (2) Aluminum evaporation systems
   (6) Transformers, 72 kilowatt
   Edwards two stage vacuum pump, model 275
   (3) Edwards two stage vacuumm pumps, model 8O
   (3) ENI D.C. Plasma generators, model DCG-100 zokw/ea
   Siemens PLC
   (1) Nemonic Display
   (2) Control Stations
   (1) PLC
   (2) Machine state actuators
   Circulation pumps
   Hydraulic pumps

AND ALL STANDARD AND ACCESSORY EQUIPMENT

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

BY: /s/ John J. Gould                           BY:  /s/ Michael  B. Sullivan
    ----------------------------                     ---------------------------
NAME:   John J. Gould                           NAME:    Michael  B. Sullivan
      --------------------------                       -------------------------
TITLE:  VP/Senior Lender                        TITLE:   President
       --------------------------                      -------------------------

FLEET CAPITAL CORPORATION                                  Schedule A-1
                                                           Equipment Location

Attached to and made part of the following documents True Lease Schedule No. 32089-01, Acceptance Certificate, UCC Financing Statement(s), Warranty Bill of Sale with Flex Products, Inc.

--------------------------------------------------------------------------------
Loc #     Equipment Currently Located at:
--------------------------------------------------------------------------------

01        1402 Mariner Way, Santa Rosa, California 95407






--------------------------------------------------------------------------------

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

  [LOGO] Fleet                                    STIPULATED LOSS VALUE SCHEDULE
Capital Leasing

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Stipulated Loss Value Schedule (this "Schedule") is attached to and made a part of that certain Lease Schedule No. 32089-00001, dated as of June 19, 1996 (the "Lease Schedule"), by and between the undersigned parties.

         The following Stipulated Loss Values shall be used to calculate damages or loss as provided in the Master Lease.  The Stipulated Loss Value with respect to any item of Equipment on any Rental  Payment Date during the Lease Term shall be an amount equal to the sum of: (a) all Rental Payments and other amounts then due and owing to Lessor under the Lease,  together with all accrued interest and late charges thereon, calculated through and including the date of payment; plus
(b) the product of the Acquisition Cost of the such Equipment  multiplied by the percentage set forth below as of such Rental Payment Date.
Rental Payment Date for   Percentage of       Rental Payment Date for   Percentage of
 Rental Payment Number    Acquisition Cost    Rental Payment Number     Acquisition Cost

              SEE EXHIBIT C ATTACHED HERETO AND MADE A PART HEREOF








         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed.


Dated as of: June 19, 1996

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

                                   EXHIBIT C
                                       TO
                         STIPULATED LOSS VALUE SCHEDULE
                         TO LEASE SCHEDULE NO. 32089-01

RENTAL PAYMENT      PERCENTAGE OF       RENTAL PAYMENT           PERCENTAGE OF
DATE FOR RENTAL     ACQUISITION COST    DATE FOR RENTAL         ACQUISITION COST
PAYMENT NUMBER                          PAYMENT NUMBER

                                               37                70.90880090
       1            103.35121715               38                69.75511355
       2            102.77715752               39                68.59002020
       3            102.19526265               40                67.41874422
       4            101.59552206               41                66.23597391
       5            100.98781724               42                65.04165152
       6            100.37210821               43                63.84099969
       7             99.73838360               44                62.62870597
       8             99.09652408               45                61.40471189
       9             98.44648879               46                60.16895869
      10             97.78823666               47                58.92972240
      11             97.11575495               48                57.67865042
      12             96.43494366
                                               49                56.42401842
      13             95.54711438               50                55.15747340
      14             94.34921445               51                53.87895553
      15             93.74119331               52                52.59673978
      16             92.81702863               53                51.30247247
      17             91.88261080               54                49.99609306
      18             90.93788832               55                48.68587582
      19             89.97683797               56                47.36346638
      20             89.00534921               57                46.02880349
      21             88.02336959               58                44.68182560
      22             87.03084644               59                43.33120369
      23             86.02873119               60                41.96818663
      24             85.01597126
                                               61                40.60144498
      25             83.99351758               62                39.22222721
      26             82.96031708               63                37.83047065
      27             81.91631576               64                36.43484516
      28             80.86246378               65                35.02659847
      29             79.79770726               66                33.60566720
      30             78.72199142               67                32.18072044
      31             77.63626563               68                30.74300521
      32             76.53947521               69                29.29245738
      33             75.43156457               70                27.82901249
      34             74.31247787               71                26.37095856
      35             73.18743961               72                24.89996987
      36             72.05113926
                                               72                25.00000000

[LOGO] Fleet                                               PURCHASE OPTION RIDER
Capital Leasing

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Purchase Option Rider (this "Rider") is attached to and made a part of that certain Lease Schedule No. 32089-00001, dated as of June 19, 1996 (the "Lease Schedule"), by and between the undersigned parties.

         If no Event of Default (or event or condition which, with the passage of time or giving of notice, or both, would become such an Event of Default) shall have occurred and be continuing, and the Lease shall not have been earlier terminated, Lessee shall have the option to purchase (the "Purchase Option") all, but not less than all, of the Equipment at the expiration of the Lease Term for an amount, payable in immediately available funds on the last day of the Lease Term, equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus (c) an amount equal to 25.00000% of the Acquisition Cost of the Equipment, which Lessor and Lessee acknowledge represents a reasonable current estimate of the fair market value of the Equipment at the end of the Lease Term.

         Provided that Lessor shall have received all amounts payable hereunder on the last day of the Lease Term, and that no Event of Default then exists and is continuing under the Lease, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on the last day of the Lease Term, on an "AS-IS," "WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor. If Lessee intends to exercise the Purchase Option, Lessee shall give irrevocable written notice to Lessor (the "Option Notice") not more than 240 days, nor less than 180 days, prior to the expiration of the Lease Term. If Lessee fails to give such written notice to Lessor, it shall be conclusively presumed that Lessee has elected not to exercise the Purchase Option.

         If, for any reason, Lessee does not exercise the Purchase Option, Lessee shall, on the last day of the Lease Term, return all of the Equipment to Lessor pursuant to and in the condition required by the terms of the Lease and pay to Lessor a return fee equal to 5.0% of the Acquisition Cost of the Equipment.

         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: June 19, 1996

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

[LOGO] Fleet                                               WARRANTY BILL OF SALE
Capital Leasing
50 Kennedy Plaza
Providence, Rhode Island 02903

         FLEX PRODUCTS, INC., ("Seller") of 1402 MARINER WAY SANTA ROSA, CA 95407, in consideration of the sum of $7,879,000.00 Dollars, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, transfer and assign to Fleet Capital Corporation ("FCC") a Rhode Island corporation having its principal office at 50 Kennedy Plaza, Providence, Rhode Island 02903, the equipment set forth in Schedule A hereto (the "Equipment").

         Seller hereby covenants with and warrants to FCC that Seller is the lawful owner of the Equipment and has the right to sell the Equipment, and that the Equipment is free and clear of all rights, claims, liens, charges, security interests or encumbrances of any other person. Seller will forever indemnify, defend and warrant all of the rights of FCC in and to the Equipment transferred hereunder against the claims and demands of all other persons.

IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale this 11th day of July, 1996.

                                   FLEX PRODUCTS, INC.

                                   By: /s/ Michael B. Sullivan
                                      --------------------------------
                                   Name:   Michael B. Sullivan
                                        ------------------------------
                                   Title:  President
                                         -----------------------------


State of California
         --------------------------
County of Sonoma
         --------------------------


Subscribed and sworn before me this 11th day of July, 1996.

                                /s/ Aggie S. Navarro

                                  Notary Public

                   My Commission expires:____________________

                                        ==============================
                                                AGIE S. NAVARRO
                                        [SEAL]  COMM. #1009257
                                           Notary Public--California
                                                 SONOMA COUNTY
                                         My Comm. Expires NOV 11, 1997
                                        ==============================

[LOGO] Fleet                                                 PAY PROCEEDS LETTER
Credit Corporation

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

     We hereby authorize you to pay the following Payee(s) from the proceeds of your financial accommodations to us in respect of that certain True Lease Schedule No. 32089-00001 dated as of June 19, 1995, and make disbursements directly to said Payee(s) as follows:

                                                            Amount of
              PAYEE                                          Payment

Flex Products, Inc.                                      $ 7,765,000.09
----------------------------------------------------   -------------------------
Fleet Capital Corporation (short fund to pay                 113,999.91
----------------------------------------------------   -------------------------
Customer Invoice now due)
----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

                                              TOTAL:     $ 7,879,000.00
                                                       -------------------------

Dated as of: June 19 , 1996
            ------------------------

* BANK: Bank of America, NTSA                     FLEX PRODUCTS, INC.
        10 Santa Rosa Ave.
        Santa Rosa, CA                            By: /s/ Michael B. Sullivan
                                                     ---------------------------
  ABA #:  12100358                                Name:   Michael B. Sullivan
                                                       -------------------------
For Account of: FLEX PRODUCTS INC.                Title:  President
                                                       -------------------------
Account #:  14984-00242

                           FLEET CAPITAL CORPORATION
                                50 Kennedy Plaza
                           Providence, RI 02903-2305
                                 1-800-238-3737

FLEX PRODUCTS, INC.
1402 MARINER WAY
SANTA ROSA CA 95407-0000

                                                       July 11, 1996

--------------------------------------------------------------------------------
          DESCRIPTION                                       AMOUNT
--------------------------------------------------------------------------------


          ADVANCE PAYMENT                              $113,999.91 +
          SH FUND                                      $113,999.91 -





                                 Total Due             $113,999.91
                                 Total Received        $113,999.91

                                 Balance                     $0.00

--------------------------------------------------------------------------------

RETURN YOUR REMITTANCE TO THE ATTENTION OF: SANDRA BUONAIUTO

TO INSURE PROPER CREDIT TO YOUR ACCOUNT, PLEASE RETURN REMITTANCE COPY.

                      A Subsidiary of Fleet National Bank

32089 00 001 00001

FLEET CREDIT CORPORATION
                                                CONSENT AND WAIVER
                                   (OWNER, LANDLORD OR MORTGAGEE OF REAL ESTATE)

50 Kennedy Plaza
Providence, Rhode Island 02903

         The undersigned, Aid Association for Lutherans, 4321 North Ballard Road Appleton, Wisconsin 54919 is the owner, landlord or mortgagee of the premises located at 1402 Mariner Way, Santa Rosa California 95407 (the "Premises") which are occupied by Flex Products, Inc.

         The undersigned acknowledges that Customer has leased or financed, or that Customer expects to lease or finance from Fleet Credit Corporation ("FCC"), the Equipment set forth on Schedule A hereto, including any accessories, additions, substitutions or replacements therefor, which may from time to time be located at the Premises. To induce FCC to enter into a lease or financing agreement with Customer, the undersigned agrees with FCC as follows:

         The  undersigned  waives  any  right,  title or  interest  in or to the
         Equipment that it may now or hereafter have. The undersigned irrevocably agrees and consents that it will refrain from taking any action to bar, restrain or otherwise prevent FCC, its agents, successors or assigns, from entering the Premises for the purpose of inspecting, removing or taking possession of the Equipment, and will grant FCC, its agents, successors or assigns the right of entry to the Premises to remove the Equipment at any reasonable time or times. FCC shall be responsible for any damage to the Premises that FCC causes in connection with its entry thereon and the removal of the Equipment therefrom. The Equipment is and shall remain personal property, notwithstanding the manner in which it may be installed or affixed to the Premises.

         This Consent and Waiver shall inure to the benefit of the successors and assigns of FCC and shall be binding upon the heirs, representatives, successors and assigns of the undersigned. The undersigned will, upon the request and at the expense of FCC, execute and deliver to FCC such further and additional documents as FCC may reasonably deem necessary or desirable to effect waivers and consents contemplated hereby. This Agreement shall be governed by and construed in accordance with the laws of the state in which the premises are located, without reference to principles of conflict of laws.

         IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Waiver this 18th day of April, 1996.

                                   AID ASSOCIATION F0R LUTHERANS

/s/ Bonnie L. Hietpas              By: /s/ Wayne C. Streck
------------------------               -----------------------------------------
    (Witness)                              Wayne C. Streck
                                   Title: Vice President-Mortgages & Real Estate
                                         ---------------------------------------
/s/ Janice A. Schuette             By: /s/ Kenneth E. Podell
------------------------               -----------------------------------------
    (Witness)                              Kenneth E. Podell
                                           Assistant Secretary

                      ACKNOWLEDGEMENT TO BE MADE BY OWNER,
                      LANDLORD OR MORTGAGEE OF REAL ESTATE

                    (Hereinafter referred to as "Undersigned")

                                  [INDIVIDUAL)
STATE OF ________________________
                               SS.
COUNTY OF _______________________

         I, _______________________ a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this day ______ of ____________________, 19__ personally appeared before me __________________________, Undersigned, in the foregoing Consent and Waiver, to me personally well known and known to the person who signed said Consent and Waiver, who, being by me duly sworn and being informed of the contents of said Consent and Waiver stated and acknowledged on oath that he signed, executed, sealed and delivered same as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires ______________________   _________________________________
                                                  (Notary Public)
                                                      (Seal)
                                 (PARTNERSHIP)

STATE OF ________________________
                               SS.
COUNTY OF _______________________

         I, _______________________ a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this day ___________ of ____________________, 19__ personally appeared before me
___________________________ and  _________________________________  who executed the foregoing Consent and Waiver, to me personally well known and known to the persons who signed said Consent and Waiver, and known to be and who, being by me duly sworn and being informed of the contents of said Consent and Waiver stated and acknowledged on oath that they were Partners of ____________________________ _______________________________________________________________________________,
the Partnership named in and which executed the said Consent and Waiver, and that they signed, executed, sealed and delivered same individually and in behalf of the said Partnership, with authority as their and its free and voluntary act and deed for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires ______________________   _________________________________
                                                  (Notary Public)
                                                      (Seal)
                                 (CORPORATION)
STATE OF       WISCONSIN
          -----------------
                        SS.
COUNTY OF      OUTAGAMIE
          -----------------

         I, David Crist, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this 18th day of April, 1996 personally appeared before me Wayne C. Streck and Kenneth E. Podell (Name of Signer for Undersigned), to me personally well known and known to me to be the person who signed the foregoing Consent and Waiver, and known to me to be and who, being by me duly sworn and being informed of the contents of said Consent and Waiver stated and acknowledged on oath that they are Vice President-Mortgages and Real Estate and Assistant Secretary of Aid Association for Lutherans the Corporation named in and which executed the said Consent and Waiver, and that he knows the corporate seal of said Corporation, and that the seal affixed to said Consent and Waiver is the corporate seal of said Corporation, that he was duly authorized to execute said Consent and Waiver, for, in the name of and on behalf of said Corporation, and that same was signed, sealed, executed and delivered by him in the name of and on behalf of said Corporation by authority of its Board of Directors and that the execution of said Consent and waiver was his free and voluntary act and deed in his said capacity and acknowledged to me that said Corporation executed the same as its voluntary act and deed and was by him voluntarily executed, on behalf of said Corporation for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires is permanent.                  /s/ David Crist
                      -----------------           --------------------
                                                      (Notary Public)
                                                          (Seal)

  FLEET CREDIT CORPORATION                                 PAGE 1 OF 3
                                                           Schedule A Equipment

Attached to and made part of the following documents Consent and Waiver (Owner, Landlord or Mortgagee of Real Estate) with Flex Products, Inc. 32089-01 and 32089-02.

--------------------------------------------------------------------------------
Manufacturer, Description
--------------------------------------------------------------------------------

The Equipment is Currently Located at:
                          1402 Mariner Way
                          Santa Rosa, California 95407

BETA THREE:

Weinert Vacuum GMBH. sputtering roll coating machine, Mfg. 1995, 7' X 10' chamber size, 480 volt, 3 phase, all stainless steel construction.

SERIAL NUMBER _____________________


CONSISTING OF BUT NOT LIMITED TO:

(6) 20" diffusion pumps.
(4) 16" diffusion pumps.
3 Chamber system.
Liebert UPS battery back-up system, model AP331, serial P21174SF.
(3) Polycold cooling systems, model PFC-1100ST.
(3) Cathodes.
(2) Aluminum sputtering cathodes.
(6) Transformers, 72 kilowatt.
Edwards two stage vacuum pump, model 275.
(3) Edwards two stage vacuum pumps, model 80.
(6) ENI D.C Plasma generators model DCG-100.
Allen Bradley controls.
(2) Mapping monitors.
(2) Control monitors.
PLC'S.
Circulation pumps.
Hydraulic pumps.
Other various monitors.
Miscellaneous spare parts.

--------------------------------------------------------------------------------

FLEET CREDIT CORPORATION          AID ASSOCIATION FOR LUTHERANS

By:                               By: /s/ Wayne C. Streck
   --------------------------         -----------------------------------------
Name:                             Name:   Wayne C. Streck
     ------------------------         -----------------------------------------
Title:                            Title:  Vice President-Mortgages & Real Estate
      -----------------------           ---------------------------------------
                                  By: /s/ Kenneth E. Podell
                                       -----------------------------------------
                                          Kenneth E. Podell

FLEET CREDIT CORPORATION                                   PAGE 2 OF 3
                                                           Schedule A Equipment

--------------------------------------------------------------------------------
Manufacturer, Description
--------------------------------------------------------------------------------

(2) Bell & Gosett pumps, models 114RC925, series 1510, serials 1955297 and 1955296.
Raven polypro tank, approximately 5' X 2', diameter.
(2) Bell & Gosett pumps, model 4BC9375, serial 1957959 and 1957960, 625 GPM. Alfa laval heat exchanger, type M6-FG, serial 3010286368 with (4) 0-150 degree gauges.
Alfa 1ave1 heat  exchanger,  type M10-BFG,  serial  30102-86369  with (4) 0-150 degree gauges.
FSI water  filter,  model  FSP-4ON-4-304SS,  Mfg. 1995. 10 micron with 0-160 PSI gauge.
Dual water cooling condensing system, low pressure,  high pressure with  (2) KSB pumps,  model ETACHROMB,  valves,  solenoids.
(2) Edwards two stage  vacuum   pumps, model 275.
Air storage  tank 4' X 2'  diameter  with  0-160 PSI  gauge.
Water filter systems with (2) KSB ETACHROM-B-40160562,  pumps, 2200 gallon round stainless steel tank, model BT33541.
Approximately 60' X 4" stainless steel piping with fittings.
Approximately 100' of 2" stainless steel piping with fittings.

BETA FIVE:

General Vacuum Equipment Corp. electron beam metalyzing system, Mfg. 1995, 78" width capacity, 1200 feet per minute, 480 volt, 3 phase, 218 amps., model 95-005, overall size 9' X 10', serial W9827-95.

SERIAL NUMBER: _________________

CONSISTING OF BUT NOT LIMITED TO:

(8) Electron beam guns.
(8) Airco Temescal Simba 2 electron  beam power supplies,  serials 330,
    337, 340, 338, 339, 336, 333 and 335.
(8) Programmable seep generators.
(8) High voltage controllers.
(8) Electron beam gun controllers.
(2) Polycolds, model PFC1100HC.
(6) Varian 20" diffusion pumps, model  016513/HS-20.
(8) Airco electron  beam gun interfaces.
(4) Trige-Scott drive motors, model S90L01199100203050300011 serials 104529421295, 104529211295, 104529311295 and 104529411295.
--------------------------------------------------------------------------------

FLEET CREDIT CORPORATION                                    PAGE 3 OF 3
                                                            Schedule A Equipment

--------------------------------------------------------------------------------
Manufacturer, Description
--------------------------------------------------------------------------------

WPH overhead wire rope crane,  model 1 1/2 ton, serial  W6022015,  approximately
   X-Y, travel is 55' X 35' X 40'.
Kinney vacuum rotary pump, model  KT-505-LP,  serial 3011-2 with a dresser roots booster blower, 15 HP., model HV3000, serial H00224, 480 volts.
Kinney vacuum rotary pump,  model  KT-505-LP,  serial 3011-1 with a dresser root booster blower, 15 HP., model HV3000, serial H00219.
Dresser roots, 30 HP. booster pump.
(4) Emergency isolation switches.
(3) 5.5 Bar pneumatic actuator valves.
Solenoids.
Alfa  laval  heat  exchanger,   Mfg.  1995,  serial  30102-86367.
(4)  Weksler temperature gauges, 0-150F deg.
Raven round Polypro storage tank, approximately 6' X 4' diameter, serial
   G333465.
Approximately  60 feet of 4" 304  stainless steel seamless piping with connectors.
(2) ITT Bell & Gossett pumps, series 1510, 20 HP., 200 GPM, model 21/2AB7000BF, serials 1955295 and 1955296.
(2) FSI filter columns, stainless steel, Mfg. 1995, 10 micron filters, serial 38121, 150 PSI.
Air storage tank 4'X 2' diameter with a 0-160 PSI gauge.
Miscellaneous spare parts.

     And a11 standard and accessory Equipment.



--------------------------------------------------------------------------------

                                     [LOGO]
                         AID ASSOCIATION FOR LUTHERANS
                ------------------------------------------------
                4321 North Ballard Road, Appleton, WI 54919-0001
                                 (414) 734-5721


                                 Facsimile Copy

                                                            Date: April 18, 1996

Please deliver this message to: Lisa Evora
                               ------------------------------------------------
From: Jan Schuette
------------------------------------------------
      Aid Association for Lutherans
      4321 North Ballard Road
      Appleton, WI 54919

This message consists of 6 pages including this cover page.

Message:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
If there are any problems or if you do not receive all pages, please contact:

     Name:  Jan Schuette
            (414/734-5721), Ext. 3613

     ( )  Original will not follow
     ( )  Original will follow by:

          ( )  Regular Mail
          ( )  Express Mail

This message is intended for the use of the addressee, and may contain privileged or confidential information. If you are not the intended recipient, or the employee or agent responsible for delivering the message to its intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us at the above address via the U.S. Postal Service.

        --------------------------------------------------------------
          A fraternal benefit society of Lutherans joined together for insurance, investment, educational and volunteer opportunities.

 [LOGO] Fleet                               LEASE SCHEDULE NO. 32089-00002
Capital Leasing                                (True Lease Schedule)

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

                                Lessee: FLEX PRODUCTS, INC.
                                Address: 1402 MARINER WAY

                                         SANTA ROSA, CA 95407

         1. This Lease Schedule No. 32089 - 00002 dated as of June 19, 1996 is entered into pursuant to and incorporates by this reference, all of the terms and provisions of that certain Master Equipment Lease Agreement No. 32089 dated as of JUNE 19, 1996 (the "Master Lease"), for the lease of the Equipment described in Schedule A attached hereto. This Lease Schedule shall constitute a separate, distinct and independent lease of the Equipment and the contractual obligation of Lessee. References to the "the Lease" or "this Lease" shall mean and refer to this Lease Schedule, together with the Master Lease and all exhibits, addenda, schedules, certificates, riders and other documents and instruments executed and delivered in connection with this Lease Schedule, all as the same may be amended or modified from time to time. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Master Lease. By its execution and delivery of this Lease Schedule, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Master Lease, as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof.

         2.  ACQUISITION  COST.  The  Acquisition  Cost  of  the  Equipment  is:
$4,500,000.00.

         3. (a) LEASE TERM. The Lease Term shall commence on the date hereof and shall continue for a period of 72 months after the Lease Term Commencement Date set forth in the Acceptance Certificate to this Lease Schedule, plus any renewal or extended term applicable in accordance with the terms of the Lease.

            (b) RENTAL PAYMENTS. In addition to interim rent payable pursuant to Section 2 of the Master Lease, Lessee shall pay Lessor 72 consecutive Rental Payments in the amounts set forth in the schedule below, plus any applicable sales/use taxes, commencing on the Rental Payment Commencement Date set forth in the Acceptance Certificate and MONTHLY thereafter for the remaining Lease Term. Each Rental Payment shall be payable on the same day of the month as the Rental Payment Date in each succeeding rental period during the remaining Lease Term (each, a "Rental Payment Date"):

                                                  Amount of Each
              Number of Rental Payments           Rental Payment
              -------------------------           --------------
                        12                          65,109.74
                        60                          73,780.11

             (c) ADVANCE RENTAL PAYMENT. Lessee agrees to pay Lessor the first 01 and last O Rental Payments, due and payable on the Acceptance Date.

             (d) SECURITY DEPOSIT. Lessee agrees to make a payment in an amount equal to 0% of the Acquisition Cost of the Equipment, due and payable on the Acceptance Date, to be held by Lessor as a non-interest bearing deposit to secure Lessee's performance under the Lease.

          4. EQUIPMENT LOCATION(S). The Equipment will be located at the location(s) specified in Schedule A-1 hereto.

          5. Lessor will invoice Lessee for all sales, use and/or personal property taxes as and when due and payable in accordance with applicable law, unless Lessee delivers to Lessor a valid exemption certificate with respect to such taxes. Delivery of such certificate shall constitute Lessee's representation and warranty that no such taxes shall become due and payable with respect to the Equipment and Lessee shall indemnify and hold harmless Lessor from and against any and all liability or damages, including late charges and interest which Lessor may incur by reason of the assessment of such taxes.

           6. The Rental Payments may change for Equipment accepted after July 12, 1996.

           7. Lessee represents that the applicable recovery period for the Equipment, for purposes of Section 168 of the Internal Revenue Code of 1986, is as set forth in Schedule A hereto.



Dated as of: June 19, 1996



FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

                                                          ACCEPTANCE CERTIFICATE
[LOGO] Fleet
Capital Leasing
50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Acceptance Certificate (this "Acceptance Certificate") is attached to and made a part of that certain Lease Schedule No. 32089 - 00002, dated as of June 19, 1996 (the "Lease Schedule"), by and between the undersigned parties. All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. To the extent the terms set forth in this Acceptance Certificate differ or conflict with any of the terms set forth in the Lease, the terms set forth in this Acceptance Certificate shall control.

         1. Lessee acknowledges and agrees that each item of Equipment set forth on Schedule A hereto (collectively, the "Equipment") is hereby unconditionally accepted by Lessee for all purposes under the Lease at the locations specified in Schedule A-1 hereto, and hereby agrees to faithfully perform all of its obligations under the Lease as of the date hereof (the "Acceptance Date"). Lessee hereby authorizes and directs Lessor to make payment to each vendor of the Equipment pursuant to such vendor's invoice or any purchase order, purchase agreement or supply contract with such vendor, receipt and approval of which are hereby reaffirmed by Lessee.

         2. By its execution and delivery of this Acceptance Certificate, Lessee hereby reaffirms all of the representations, warranties and covenants contained in the Lease as of the date hereof, and further represents and warrants to Lessor that no Event of Default, and no event or condition which with notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing as of the date hereof. Lessee further certifies to Lessor that Lessee has selected the Equipment and has received and approved the purchase order, purchase agreement or supply contract under which the Equipment will be acquired for all purposes of the Lease.

     3. Lessee hereby represents and warrants that: (a) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of the Lessee; and (b) if requested by Lessor, the Equipment has been marked or labeled evidencing the Lessor's interest therein.

4. The LEASE TERM COMMENCEMENT DATE is the 10th day of July, 1996

5. The RENTAL PAYMENT COMMENCEMENT DATE is the 10th day of July, 1996

6. All terms and provisions of the Lease Schedule shall remain in full force and effect, except as otherwise provided below:

          - ACQUISITION COST: $ 4,500,000.00.

          - LEASE TERM: (72) seventy-two months.

          - RENTAL PAYMENTS:  Number of Rental Payments    Rental Payment Amount

                                         12                     $______
                                         60                     $______

          - ADVANCE RENTAL PAYMENT(S): First 01 and last 00.

          - SECURITY DEPOSIT:    N/A  %.

Dated:            July 10, 1996

Agreed and Accepted:

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By:  /s/ Michael  B. Sullivan
    ----------------------------                     ---------------------------
Name:   John J. Gould                           Name:    Michael  B. Sullivan
      --------------------------                       -------------------------
Title:  VP/Senior Lender                        Title:   President
       --------------------------                      -------------------------

FLEET CAPITAL CORPORATION                                        PAGE 1 OF 1
                                                            SCHEDULE A EQUIPMENT

Attached to and made part of the following documents: Insurance Certification with Flex Products, Inc. (32089-02)

The Depreciable Life of the Property is (07) seven years.

LOC# (01)


BETA FIVE
Unit Number: Beta V

(1) General Vacuum Equipment Corp. electron beam metalyzing system, Mfg. 1995, 78" width capacity, 1200 feet per minute, 480 volt, 3 phase, 218 amps, model 95-005, overall size 9' X 10', serial number 95005, which machine includes, but not limited to, the following:

   (8) Electron beam
   (8) Airco Temescal Simba 2 electron beam power supplies, serial numbers 330, 337, 340, 338, 339, 336, 333 and 335
   (8) Programmable seep generators
   (8) High voltage controllers
   (8) Electron beam gun controllers
   (2) Polycolds, model PEC1100HC
   (6) Varian 20" diffusion  pumps,  model  016513/HS-20
   (8) Airco electron beam gun interfaces
   (4) Trige-Scott drive motors, model S90L01199100203050300011, serial numbers 104529421295, 104529211295, 104529311295 and 104529411295

AND ALL STANDARD AND ACCESSORY EQUIPMENT.



FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

BY: /s/ John J. Gould                           BY:  /s/ Michael  B. Sullivan
    ----------------------------                     ---------------------------
NAME:   John J. Gould                           NAME:    Michael  B. Sullivan
      --------------------------                       -------------------------
TITLE:  VP/Senior Lender                        TITLE:   President
       --------------------------                      -------------------------

FLEET CAPITAL CORPORATION                                  Schedule A-1
                                                           Equipment Location

Attached to and made part of the following documents True Lease Schedule No. 32089-02, Acceptance Certificate, UCC Financing Statement(s), Warranty Bill of Sale with Flex Products, Inc.

--------------------------------------------------------------------------------
Loc #     Equipment Currently Located at:
--------------------------------------------------------------------------------

01        1402 Mariner Way, Santa Rosa, California 95407






--------------------------------------------------------------------------------

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

[LOGO] Fleet                                               PURCHASE OPTION RIDER
Capital Leasing

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Purchase Option Rider (this "Rider") is attached to and made a part of that certain Lease Schedule No. 32089-00002, dated as of June 19, 1996 (the "Lease Schedule"), by and between the undersigned parties.

         If no Event of Default (or event or condition which, with the passage of time or giving of notice, or both, would become such an Event of Default) shall have occurred and be continuing, and the Lease shall not have been earlier terminated, Lessee shall have the option to purchase (the "Purchase Option") all, but not less than all, of the Equipment at the expiration of the Lease Term for an amount, payable in immediately available funds on the last day of the Lease Term, equal to: (a) all Rental Payments, late charges and other amounts due and owing under the Lease; plus (b) all taxes, assessments and other charges due or payable in connection with the sale of the Equipment to Lessee; plus (c) an amount equal to 25.00000% of the Acquisition Cost of the Equipment, which Lessor and Lessee acknowledge represents a reasonable current estimate of the fair market value of the Equipment at the end of the Lease Term.

         Provided that Lessor shall have received all amounts payable hereunder on the last day of the Lease Term, and that no Event of Default then exists and is continuing under the Lease, Lessor shall convey all of its right, title and interest in and to the Equipment to Lessee on the last day of the Lease Term, on an "AS-IS," "WHERE-IS" BASIS WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, and without recourse to Lessor, except that the Equipment shall be free and clear of all liens created by Lessor. If Lessee intends to exercise the Purchase Option, Lessee shall give irrevocable written notice to Lessor (the "Option Notice") not more than 240 days, nor less than 180 days, prior to the expiration of the Lease Term. If Lessee fails to give such written notice to Lessor, it shall be conclusively presumed that Lessee has elected not to exercise the Purchase Option.

         If, for any reason, Lessee does not exercise the Purchase Option, Lessee shall, on the last day of the Lease Term, return all of the Equipment to Lessor pursuant to and in the condition required by the terms of the Lease and pay to Lessor a return fee equal to 5.0% of the Acquisition Cost of the Equipment.

         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Rider conflict with any provisions contained in the Lease, the provisions of this Rider shall control.

Dated as of: June 19, 1996

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

  [LOGO] Fleet                                    STIPULATED LOSS VALUE SCHEDULE
Capital Leasing

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

         This Stipulated Loss Value Schedule (this "Schedule") is attached to and made a part of that certain Lease Schedule No. 32089-00002, dated as of June 19, 1996 (the "Lease Schedule"), by and between the undersigned parties.

         The following Stipulated Loss Values shall be used to calculate damages or loss as provided in the Master Lease.  The Stipulated Loss Value with respect to any item of Equipment on any Rental  Payment Date during the Lease Term shall be an amount equal to the sum of: (a) all Rental Payments and other amounts then due and owing to Lessor under the Lease,  together with all accrued interest and late charges thereon, calculated through and including the date of payment; plus
(b) the product of the Acquisition Cost of the such Equipment  multiplied by the percentage set forth below as of such Rental Payment Date.
Rental Payment Date for   Percentage of       Rental Payment Date for   Percentage of
 Rental Payment Number    Acquisition Cost    Rental Payment Number     Acquisition Cost

              SEE EXHIBIT C ATTACHED HERETO AND MADE A PART HEREOF








         All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Lease Schedule. Except as specifically set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect and are hereby ratified and affirmed.


Dated as of: June 19, 1996

FLEET CAPITAL CORPORATION                       FLEX PRODUCTS, INC.

By: /s/ John J. Gould                           By: /s/ Michael  B. Sullivan
   -----------------------------                   -----------------------------
Name:   John J. Gould                           Name:   Michael  B. Sullivan
     ---------------------------                     ---------------------------
Title:  VP/Senior Lender                        Title:  President
      --------------------------                      --------------------------

                                    EXHIBIT C
                                       TO
                         STIPULATED LOSS VALUE SCHEDULE
                         TO LEASE SCHEDULE NO. 32089-02

RENTAL PAYMENT       PERCENTAGE OF         RENTAL PAYMENT       PERCENTAGE OF
DATE FOR RENTAL     ACQUISITION COST      DATE FOR RENTAL      ACQUISITION COST
PAYMENT NUMBER                             PAYMENT NUMBER

     1                 103.35121715              37              70.90880090
     2                 102.77715752              38              69.75511355
     3                 102.19526265              39              68.59002020
     4                 101.59552206              40              67.41874422
     5                 100.98781724              41              66.23597391
     6                 100.37210821              42              65.04165152
     7                  99.73838360              43              63.84099969
     8                  99.09652408              44              62.62870597
     9                  98.44648879              45              61.40471189
    10                  97.78823666              46              60.16895869
    11                  97.11575495              47              58.92972240
    12                  96.43494366              48              57.67865042

    13                  95.54711438              49              56.42401842
    14                  94.34921445              50              55.15747340
    15                  93.74119331              51              53.87895553
    16                  92.81702863              52              52.59673978
    17                  91.88261080              53              51.30247247
    18                  90.93788832              54              49.99609306
    19                  89.97683797              55              48.68587582
    20                  89.00534921              56              47.36346638
    21                  88.02336959              57              46.02880349
    22                  87.03084644              58              44.68182560
    23                  86.02873119              59              43.33120369
    24                  85.01597126              60              41.96818663

    25                  83.99351758              61              40.60144498
    26                  82.96031708              62              39.22222721
    27                  81.91631576              63              37.83047065
    28                  80.86246378              64              36.43484516
    29                  79.79770726              65              35.02659847
    30                  78.72199142              66              33.60566720
    31                  77.63626563              67              32.18072044
    32                  76.53947521              68              30.74300521
    33                  75.43156457              69              29.29245738
    34                  74.31247787              70              27.82901249
    35                  73.18743961              71              26.37095856
    36                  72.05113926              72              24.89996987

                                                 72              25.00000000

[LOGO] Fleet
Capital Leasing

                                                             PAY PROCEEDS LETTER

50 Kennedy Plaza
Providence, Rhode Island 02903-2305

    We hereby authorize you to pay the following Payee(s) from the proceeds of your financial accommodations to us in respect of that certain True Lease Schedule No. 32089-00002 dated as of June 19, 1996, and make disbursements directly to said Payee(s) as follows:

                                                       Amount of
        PAYEE                                          Payment

Flex Products, Inc. *                                       $4,421,390.26
----------------------------------------------------   -------------------------
Fleet Capital Corporation (short fund to pay                    78,609.74
----------------------------------------------------   -------------------------
Customer Invoice now due)
----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

----------------------------------------------------   -------------------------

                 TOTAL:                                     $4,500,000.00
                                                            --------------------


Dated as of: June 19 , 1996
            ------------------------

* BANK: Bank of America, NTSA                     FLEX PRODUCTS, INC.
        10 Santa Rosa Ave.
        Santa Rosa, CA                            By: /s/ Michael B. Sullivan
                                                     ---------------------------
  ABA #:  12100358                                Name:   Michael B. Sullivan
                                                       -------------------------
For Account of: FLEX PRODUCTS INC.                Title:  President
                                                       -------------------------
Account #:  14984-00242

                           FLEET CAPITAL CORPORATION
                                50 Kennedy Plaza
                           Providence, RI 02903-2305
                                 1-800-238-3737

FLEX PRODUCTS, INC.
1402 MARINER WAY
SANTA ROSA CA 95407-0000

                                                       July 10, 1996

--------------------------------------------------------------------------------
          DESCRIPTION                                       AMOUNT
--------------------------------------------------------------------------------


          ADVANCE PAYMENT                             $65,109.74 +
          ORIGINATION FEE                             $30,000.00 +
          TRANSACTION EXPENSES                        $ 8,500.00 +
          SH FUND                                     $78,609.74 -
          SUB DEP                                     $25,000.00 -



                                 Total Due           $103,609.74
                                 Total Received      $103,609.74

                                 Balance                   $0.00

--------------------------------------------------------------------------------

RETURN YOUR REMITTANCE TO THE ATTENTION OF: SANDRA BUONAIUTO

TO INSURE PROPER CREDIT TO YOUR ACCOUNT, PLEASE RETURN REMITTANCE COPY.

                      A Subsidiary of Fleet National Bank

32089 00 001 00002

                                                           WARRANTY BILL OF SALE
[LOGO] F1eet
Capital Leasing
50 Kennedy Plaza
Providence, Rhode Island 02903

         FLEX PRODUCTS, INC. ("Seller") of 1402 MARINER WAY SANTA ROSA, CA 95407, in consideration of the sum of $4,500,000.00 Dollars, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby sell, transfer and assign to Fleet Capital Corporation ("FCC"), a Rhode Island corporation having its principal office at 50 Kennedy Plaza, Providence, Rhode Island 02903, the equipment set forth in Schedule A hereto (the "Equipment").

         Seller hereby covenants with and warrants to FCC that Seller is the lawful owner of the Equipment and has the right to sell the Equipment, and that the Equipment is free and clear of all rights, claims, liens, charges, security interests or encumbrances of any other person. Seller will forever indemnify, defend and warrant all of the rights of FCC in and to the Equipment transferred hereunder against the claims and demands of all other persons.

IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale this 11th day of July, 1996.

                                   FLEX PRODUCTS, INC.

                                   By: /s/ Michael B. Sullivan
                                      --------------------------------
                                   Name:   Michael B. Sullivan
                                        ------------------------------
                                   Title:  President
                                         -----------------------------


State of California
         --------------------------
County of Sonoma
         --------------------------

Subscribed and sworn before me this 11th day of July, 1996.

                                /s/ Aggie S. Navarro
                                  Notary Public

                     My Commission expires:________________

                                        ===============================
                                                AGIE S. NAVARRO
                                        [SEAL]  COMM. #1009257
                                           Notary Public--California
                                                 SONOMA COUNTY
                                         My Comm. Expires NOV 11, 1997
                                        ===============================

FLEET CREDIT CORPORATION
                                                 CONSENT AND WAIVER
                                   (OWNER, LANDLORD OR MORTGAGEE OF REAL ESTATE)

50 Kennedy Plaza
Providence, Rhode island 02903


The undersigned, 0ptical Coating Laboratory, Inc., 2789 North Point Parkway Santa Rosa, California 95407 is the owner, landlord or mortgagee of the premises located at 1402 Mariner Way, Santa Rosa, California 95407 (the "Premises") which are occupied by Flex Products, Inc.

     The undersigned acknowledges that Customer has leased or financed, or that Customer expects to lease or finance from Fleet Credit Corporation ("FCC"), the Equipment set forth on Schedule A hereto including any accessories, additions, substitutions or replacements therefor, which may from time to time be located at the Premises. To induce FCC to enter into a lease or financing agreement with Customer, the undersigned agrees with FCC as follows:

     The undersigned waives any right, title or interest in or to the Equipment that it may now or hereafter have. The undersigned irrevocably agrees and consents that it will refrain from taking any action to bar, restrain or otherwise prevent FCC, its agents, successors or assigns, from entering the Premises for the purpose of inspecting, removing or taking possession of the Equipment, and will grant FCC, its agents, successors or assigns the right of entry to the Premises to remove the Equipment at any reasonable time or times. FCC shall be responsible for any damage to the Premises that FCC causes in connection with its entry thereon and the removal of the Equipment therefrom. The Equipment is and shall remain personal property, notwithstanding the manner in which it may be installed or affixed to the Premises.

     This Consent and Waiver shall inure to the benefit of the successors and assigns of FCC and shall be binding upon the heirs, representatives, successors and assigns of the undersigned. The undersigned will, upon the request and at the expense of FCC, execute and deliver to FCC such further and additional documents as FCC may reasonably deem necessary or desirable to effect waivers and consents contemplated hereby. This Agreement shall be governed by and construed in accordance with the laws of the state in which the premises are located, without reference to principles of conflict of laws.

     IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Waiver this 11th day of July, 1996.

                                             Optical Coating Laboratory, Inc.

 /s/ Silvia C. Hogan                         By: /s/ John M. Markovich
-------------------------                        ------------------------------
       (Witness)                             Title:  V.P. Finance & CFO
                                                    ---------------------------

                      ACKNOWLEDGEMENT TO BE MADE BY OWNER,
                      LANDLORD OR MORTGAGEE OF REAL ESTATE

                   (Hereinafter referred to as "Undersigned")

                                  [INDIVIDUAL)
STATE OF ________________________
                               SS.
COUNTY OF _______________________

         I, _______________________ a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this ___________ day of ____________________, 19__ personally appeared before me
___________________________, Undersigned in the foregoing Consent and Waiver, to me personally well known and known to the person who signed said Consent and Waiver, who, being by me duly sworn and being informed of the contents of said Consent and Waiver stated and acknowledged on oath that he signed, executed, sealed and delivered same as his free and voluntary act and deed, for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires ______________________   _________________________________
                                                  (Notary Public)
                                                      (Seal)
                                 (PARTNERSHIP)
STATE OF ________________________
                               SS.
COUNTY OF _______________________

         I, _______________________ a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this day ___________ of ____________________, 19__ personally appeared before me
___________________________  and  ___________________________,  who executed the foregoing Consent and Waiver, to me personally well known and known to the persons who signed said Consent and Waiver, and known to be and who, being by me duly sworn and being informed of the contents of said Consent and Waiver, stated and acknowledged on oath that they were Partners of ____________________________ __________________, the Partnership named in and which executed the said Consent and Waiver, and that they signed, executed, sealed and delivered same individually and in behalf of the said Partnership, with authority as their and its free and voluntary act and deed for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires ______________________   _________________________________
                                                  (Notary Public)
                                                      (Seal)
                                 (CORPORATION)
                                             ===================================
STATE OF      California                                   SILVIA C. HOGAN
          -----------------                  [SEAL]         COMM. #1009258
                        SS.                          Notary Public - California
COUNTY OF     Sonoma                                        SONOMA COUNTY
          -----------------                        My Comm. Expires NOV 11, 1997
                                             ===================================
          I, Silvia C. Hogan, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this 11th day of July, 1996 personally appeared before me John M. Markovich (Name of Signer for Undersigned), to me personally well known and known to me to be the person who signed the foregoing Consent and Waiver, and known to me to be and who, being by me duly sworn and being informed of the contents of said Consent and Waiver, stated and acknowledged to me an oath that he was Vice President & CFO (Title) of Optical Coating Laboratory, Inc., the Corporation named in and which executed said Consent and Waiver, and that he knows the corporate seal of said Corporation, and that the seal affixed to said Consent and Waiver is the corporate seal of said Corporation, that he was duly authorized to execute said Consent and Waiver, for, in the name of and on behalf of said Corporation, and that same was signed, sealed, executed and delivered by him in the name of and on behalf of said Corporation by authority of its Board of Directors and that the execution of said Consent and Waiver was his free and voluntary act and deed in his said capacity and acknowledged to me that said Corporation executed the same as its voluntary act and deed and was by him voluntarily executed, on behalf of said Corporation for the uses, purposes and considerations therein mentioned and set forth.

         WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.

My commission expires November 11, 1997           /s/ Silvia C. Hogan
                      -----------------           --------------------
                                                      (Notary Public)
                                                          (Seal)

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
================================================================================

State of California
         --------------------------
County of Sonoma
          -------------------------

On July 11, 1996 before me,          Silvia C. Hogan, Notary Public
   -------------          ------------------------------------------------------
       Date               NAME, TITLE OF OFFICER-E.G., "JANE DOE, NOTARY PUBLIC"

personally appeared  John M. Markovich
                    ------------------------------------------------------------
                                        NAME(S) OF SIGNER(S)


[X] personally known to me - OR - [ ] proved to me on the basis of  satisfactory evidence to be the  person  whose  name is
==================================    subscribed to the  within  instrument  and
             SILVIA C. HOGAN          acknowledged to me  that he  executed  the
[SEAL]        COMM. #1009258          same  in  his authorized capacity and that
       Notary Public - California     by his  signature  on the  instrument  the
              SONOMA COUNTY           person, or the entity upo  behalf of which
     My Comm. Expires NOV 11, 1997    the person acted, executed the instrument.
==================================
                                      WITNESS my hand and official seal.

                                      /s/ Silvia C. Hogan
                                      ------------------------------------------
                                                SIGNATURE OF NOTARY


====================================OPTIONAL====================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

      CAPACITY CLAIMED BY SIGNER                DESCRIPTION OF ATTACHED DOCUMENT

[ ] INDIVIDUAL
[X] CORPORATE OFFICER
     Vice President & CFO                              Consent and Waiver
    ----------------------------------          --------------------------------
                     TITLE(S)                       TITLE OR TYPE OF DOCUMENT

[ ] PARTNER(S)             [ ] LIMITED                         2
                           [ ] GENERAL          --------------------------------
[ ] ATTORNEY-IN-FACT                                    NUMBER OF PAGES
[ ] TRUSTEE(S)
[ ] GUARDIAN/CONSERVATOR                                   7-11-96
[ ] OTHER:____________________________          --------------------------------
    __________________________________                 DATE OF DOCUMENT
    __________________________________

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

Optical Coating Laboratory, Inc.                            ----
--------------------------------------          --------------------------------
                                                SIGNER(S) OTHER THAN NAMED ABOVE
--------------------------------------

================================================================================

                               SUPPORT AGREEMENT
                       BETWEEN FLEET CAPITAL CORPORATION,
                        OPTICAL COATING LABORATORY, INC.
                            AND FLEX PRODUCTS, INC.

        This Support Agreement, made and entered into as of July 11, 1996, between FLEET CAPITAL CORPORATION ("Fleet"), OPTICAL COATING LABORATORY, INC. ("Parent"), and FLEX PRODUCTS, INC. ("Subsidiary").

Recitals:

        A. Parent owns sixty percent (60%) of the outstanding common stock of Subsidiary; and

        B. Subsidiary has entered into that certain Master Equipment Lease Agreement No. 32089 dated as of June 19, 1996 (the "Agreement") under which Subsidiary now has and/or shall incur certain liabilities and obligations to Fleet; and

        C. Parent and Subsidiary desire to take certain actions and enhance and maintain the financial condition of Subsidiary as hereinafter set forth in order that Subsidiary might meet its Obligations (as hereinafter defined) to Fleet.

        NOW,   THEREFORE,   in  consideration  of  the  mutual  promises  herein
contained, the parties hereto agree as follows:

        1. Stock Ownership. During the term of this Support Agreement, Parent will maintain a majority of the voting capital stock of Subsidiary now or hereafter issued and outstanding.

        2. Financial Covenants. During such period of time as any of the Obligations of the Lessee to Fleet are outstanding, Parent agrees that it shall not accept any payment, whether by dividend, salary, bonus, commission, loan or other compensation other than in the ordianry course of business, which would be a contributing cause to Lessee's violation of, the terms and conditions of Lessee's obligations to Fleet, including, but not limited to, Lessee's financial covenants under the Agreement.

        3. Performance Provision. Upon and during the pendancy of any default by the Lessee which is caused in whole or in part by any payment to Parent other than in the ordinary course of business, or by failure of Parent to pay amounts owing to Subsidiary when due, or by transfer of Subsidiary's assets to Parent, Parent agrees hereby to cause Subsidiary to fully and promptly perform all of the obligations which Subsidiary presently has or hereafter may have to Fleet whether under the Agreement or otherwise (collectively, the "Obligations"), and agrees to indemnify Fleet against any loss which it may sustain, and expense it may incur, in connection with such default.

                                                                          1 of 3

        4. Rights of Fleet. In the event that Subsidiary fails, is unable or refuses to perform any of its Obligations in a timely manner, and such failure to perform has been caused in whole or in part by a breach of Paragraph 2 or 3 of this Support Agreement by Parent, Fleet may proceed directly against Parent to collect any of said Obligations and may exercise against Parent and/or Subsidiary any rights and remedies that it may have under the Agreement or any other agreement with respect to the Obligations. The obligations of Parent hereunder shall not be affected by any waiver, modification, extension, amendment or other change in any of the underlying Obligations between Fleet and Subsidiary.

        5. Termination; Amendment. This Support Agreement may be amended or terminated at any time by written amendment or agreement signed by all parties.

        6. Notices. Any notice, instruction, request, consent, demand or other communication required or contemplated by this Support Agreement to be in writing shal1 be given or made or communicated by first class mail, addressed as follows:

      If to Parent:           Optical Coating Laboratory, Inc.
                              2789 Northpoint Parkway
                              Santa Rosa, CA 95047-7397
                              Attn: General Counsel

      If to Subsidiary:       Flex Products, Inc.
                              1402 Marina Way
                              Santa Rosa, CA 95407-7370
                              Attn: President

      If to FLEET:            Fleet Capital Corporation
                              50 Kennedy Plaza, 5th floor
                              Providence, RI 02903
                              Attn: Customer Service

        7. Succcessors. The covenants, representations, warranties and agreements herein set forth shall be mutually binding upon and inure to the mutual benefit of Parent and its successors and Subsidiary and its successors and Fleet and its successors and assigns.

        8. Governing Law; Counterparts. This Support Agreement shall be governed by the laws of the State of Rhode Island. This instrument may be executed in counterparts and the executed counterparts shal1 together constitute one instrument.

                                                                          2 of 3

        IN WITNESS WHEREOF, the parties hereto have set their hands and affixed their corporate seals as of the day and year first above written.

OPTICAL COATING LABORATORY, INC.

By: /s/ John M. Markovich
    ------------------------------
Name:   John M. Markovich
      ----------------------------
Title:  VP Finance & CFO
       ---------------------------

FLEX PRODUCTS, INC.

By: /s/ Michael R. Sullivan
    ------------------------------
Name:   Michael R. Sullivan
      ----------------------------
Title:  President
       ---------------------------

FLEET CAPITAL CORPORATION

By: /s/ John J. Gould
    ------------------------------
Name:   John J. Gould
      ----------------------------
Title:  Vice President
       ---------------------------
                                                                     3 of 3